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TCW GALILEO FUNDS
OCTOBER 31, 2002

[GRAPHIC]

ANNUAL REPORT
U.S. FIXED INCOME

MONEY MARKET
CORE FIXED INCOME
FLEXIBLE INCOME
HIGH YIELD BOND
SHORT-TERM BOND
TOTAL RETURN BOND

[TCW GALILEO FUNDS INC. LOGO]
TCW GALILEO FUNDS INC.
THE POWER OF INDEPENDENT THINKING

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TCW GALILEO FUNDS, INC.
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U.S. FIXED INCOME
TABLE OF CONTENTS                                               OCTOBER 31, 2002

Letter To Shareholders............................   1

Management Discussions............................   2

Schedules of Investments:
  TCW Galileo Money Market Fund...................  13
  TCW Galileo Core Fixed Income Fund..............  15
  TCW Galileo Flexible Income Fund................  26
  TCW Galileo High Yield Bond Fund................  28
  TCW Galileo Short Term Bond Fund................  37
  TCW Galileo Total Return Bond Fund..............  39

Statements of Assets and Liabilities..............  43

Statements of Operations..........................  44

Statements of Changes in Net Assets...............  45

Notes to Financial Statements.....................  48

Financial Highlights..............................  58

Independent Auditors' Report......................  67

Directors and Officers............................  68

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TO OUR SHAREHOLDERS

We are pleased to submit the October 31, 2002 annual reports for the TCW Galileo Funds. On the following pages we have provided a discussion and analysis of each fund's investment performance as well as graphical analysis since inception.

TCW is committed to providing you with superior professional investment management and distinctive personal service through the TCW Galileo Funds. In addition, TCW carefully monitors each Fund's overall expense ratio to maintain their competitiveness.

The Galileo Mutual Funds continue to provide our clients with targeted investment strategies featuring daily liquidity, competitive management fees and no front end loads, or deferred sales charges.

We thank you for your support and look forward to assisting you in reaching your financial goals. Please call our Shareholders Services Department at (800) FUND-TCW (386-3829) or visit our website at WWW.TCW.COM if you have any questions or would like further information on the TCW Galileo Funds.

/s/ Marc I. Stern

Marc I. Stern
Chairman of the Board
December 4, 2002

1
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TCW GALILEO CORE FIXED INCOME FUND
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MANAGEMENT DISCUSSIONS

The TCW Galileo Core Fixed Income Fund (the "Fund") had a positive return of 5.71% for the fiscal year ended October 31, 2002 for its I Class shares. The benchmark, Lehman Brothers Aggregate Bond Index, returned 5.88% for the same period. For the N Class shares, the return was 5.78%. The performance of the Fund's two classes varies because of differing expenses.

The U.S. Treasury market rallied significantly in the third quarter as the pace of the economic recovery slowed and the stock market plummeted. Uncertainties related to a possible war with Iraq and duration hedging by mortgage investors also provided support to the bond market rally. The quarter ended with the NASDAQ at a 6 year low and broader stock market indices at the lows of the year. Both the Dow and the S&P 500 fell 18% this quarter, the largest quarterly decline since the fourth quarter of 1987. The Federal Reserve kept short-term rates at 1.75%, with the balance of risks weighted toward economic weakness, citing "heightened geopolitical risks" as a factor creating economic uncertainty. The 10-year U.S. Treasury closed at 3.59%, down 120 basis points since the end of June. September was the top performing month for the 10-year U.S. Treasury in 22 years. Other Treasury yields were lower as well, with the 2-year closing at 1.68%, down 113 basis points and the 30-year closing at 4.67%, down 84 basis points since the end of June.

Although consumer spending has been resilient, lingering weakness in manufacturing, employment and confidence appear to be dampening the recovery. Zero percent auto loans and mortgage refinancing, which enabled homeowners to take out an estimated $140 billion in cash from their homes, provided a boost to spending in the third quarter. Since June, however, the Fed's Beige Book survey of 12 regional banks has grown more negative, citing numerous examples of weakness in job growth and weak demand for many manufacturers. Industrial production fell 0.3% in August for the first time this year and PPI also fell 0.3% in August, underscoring the weakness in demand. Both the Conference Board and the University of Michigan reported declines in consumer confidence. The number of people filing new claims for unemployment benefits has been above 400,000 for several weeks and a record number of people continue to collect unemployment. Housing starts and existing home sales have also fallen recently, but remain at brisk levels, close to historic highs.

The high yield market was extremely volatile and highly correlated with the equity markets during the quarter. The market briefly rallied following the August 14, 2002 financial statement certifications, and the September 11 anniversary of the terrorist attacks. Unfortunately, the passing of these two critical dates, without incident, failed to sustain investor confidence. As a result, the yield-to-worst on the Salomon Brothers High Yield Cash Pay Index widened by 67 basis points to end the quarter at 12.92%, representing a near record credit spread of 995 basis points over the comparable Treasury. Investors demanded higher required yields which helped the market record its second quarterly decline this year. All segments of the market fell, led by the lower tier which dropped 5.09%, followed by the upper tier with a -3.12% return and the middle tier which performed the best with a -2.86% return.

High yield market technical conditions fluctuated throughout the quarter. The first half of the period began with $2.4 billion of mutual fund outflows, followed by four weeks of inflows totaling $2.5 billion, and concluded with a $1.3 billion outflow in the final week of the quarter. Year-to-date, inflows have totaled just $7.7 billion as compared to $9.9 billion for the same period last year. On the supply side, the new issue market slowed considerably during the quarter as volumes declined 75.0% compared to the second quarter. At the current pace, new issue activity may decrease to levels not seen since 1995. Currently, the forward calendar stands at approximately $2.0 billion. Year-to-date, there have been 205 US-dollar high yield placements totaling

2
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$52.7 billion, compared to 238 placements totaling $79.4 billion over the comparable period in 2001. While the new issue calendar has been lower year over year, much of the new supply entering the high yield market has come from the downgrades of investment grade issuers.

The high yield credit cycle, as well as the investment grade credit cycle, remain very challenging and have yet to show significant improvement. It appears that the high yield default rate may have stabilized, albeit at extremely high levels. While Moody's reported improvement in the default rate during the quarter, we do not anticipate a material decline in the default rate until 2003. At the beginning of the year, Moody's forecasted a decline in the default rate to 7.0% by the end of 2002, but with the impact of "surprise" defaults of such large issuers as Adelphia Communications Corp. and WorldCom, Inc., combined with a slower economy, Moody's is now forecasting the default rate to end the year closer to a 9.0% rate.

Economic conditions in other parts of the world are mixed. Economic growth in Europe is weak. Rigid EU membership criteria limit the scope for fiscal stimulus and the ECB has been unwilling to apply additional monetary stimulus. In Japan, economic conditions are deteriorating, but recently announced cabinet changes may actually signal new momentum for structural reforms. Commodity and export prices are generally weaker. However, oil prices remain strong around $30 (Brent Crude).

Global risk aversion is still high. Geopolitical uncertainties are rising as the US lays the groundwork for a military intervention against Iraq. While the probability of ultimate success is high, military action against Iraq could have uncertain consequences for regional stability in the Middle East, oil prices, and economic growth. Furthermore, a succession of corporate scandals and accompanying credit shocks in the US has led to persistent weakness in the US equity markets. While US equity prices have rebounded from new cyclical lows, these investment risks could be the headwinds to full economic recovery.

The portfolio continues to maintain an overweight position (of the international holdings) to the Euro, which has been buoyed by a combination of US equity weakness and favorable interest rate differentials. The portfolio continues to maintain an underweight position in Japan, as continued poor economic performance coupled with disappointing progress on the reform agenda has continued to put downward pressure on asset prices.

3
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TCW GALILEO CORE FIXED INCOME FUND
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MANAGEMENT DISCUSSIONS (CONTINUED)

                  TCW GALILEO CORE FIXED INCOME FUND - I CLASS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUALIZED TOTAL RETURN(1)
1-Year                              3-Year  5-Year  10-Year  Since Inception
5.71%                                6.85%   6.02%    6.06%            6.93%

         FUND    LEHMAN AGGREGATE BOND
Jan 90  $24,694                $24,703
Feb 90  $24,726                $24,783
Mar 90  $24,808                $24,801
Apr 90  $24,630                $24,574
May 90  $25,264                $25,302
Jun 90  $25,601                $25,708
Jul 90  $26,005                $26,063
Aug 90  $25,686                $25,715
Sep 90  $25,840                $25,928
Oct 90  $26,068                $26,257
Nov 90  $26,565                $26,822
Dec 90  $26,956                $27,240
Jan 91  $27,267                $27,577
Feb 91  $27,444                $27,812
Mar 91  $27,612                $28,004
Apr 91  $27,893                $28,307
May 91  $28,064                $28,473
Jun 91  $28,026                $28,458
Jul 91  $28,408                $28,853
Aug 91  $29,025                $29,477
Sep 91  $29,669                $30,074
Oct 91  $29,908                $30,409
Nov 91  $30,179                $30,688
Dec 91  $31,295                $31,599
Jan 92  $30,684                $31,170
Feb 92  $30,842                $31,372
Mar 92  $30,664                $31,195
Apr 92  $30,779                $31,421
May 92  $31,415                $32,014
Jun 92  $31,926                $32,454
Jul 92  $32,707                $33,116
Aug 92  $32,959                $33,452
Sep 92  $33,243                $33,848
Oct 92  $32,806                $33,400
Nov 92  $32,863                $33,407
Dec 92  $33,360                $33,938
Jan 93  $34,000                $34,589
Feb 93  $34,646                $35,195
Mar 93  $34,907                $35,341
Apr 93  $35,063                $35,587
May 93  $34,871                $35,633
Jun 93  $35,652                $36,278
Jul 93  $35,882                $36,484
Aug 93  $36,750                $37,123
Sep 93  $36,910                $37,225
Oct 93  $37,026                $37,364
Nov 93  $36,640                $37,046
Dec 93  $36,912                $37,247
Jan 94  $37,289                $37,750
Feb 94  $36,375                $37,094
Mar 94  $35,235                $36,180
Apr 94  $34,518                $35,891
May 94  $34,359                $35,886
Jun 94  $34,312                $35,806
Jul 94  $34,981                $36,518
Aug 94  $34,991                $36,563
Sep 94  $34,353                $36,025
Oct 94  $34,238                $35,993
Nov 94  $34,085                $35,913
Dec 94  $34,059                $36,161
Jan 95  $34,605                $36,876
Feb 95  $35,350                $37,753
Mar 95  $35,507                $37,985
Apr 95  $35,903                $38,515
May 95  $37,432                $40,006
Jun 95  $37,611                $40,299
Jul 95  $37,351                $40,209
Aug 95  $38,054                $40,694
Sep 95  $38,437                $41,090
Oct 95  $39,004                $41,625
Nov 95  $39,572                $42,248
Dec 95  $40,216                $42,841
Jan 96  $40,319                $43,126
Feb 96  $39,392                $42,376
Mar 96  $38,999                $42,082
Apr 96  $38,771                $41,845
May 96  $38,666                $41,760
Jun 96  $39,023                $42,321
Jul 96  $39,171                $42,437
Aug 96  $39,107                $42,365
Sep 96  $39,725                $43,104
Oct 96  $40,667                $44,059
Nov 96  $41,312                $44,813
Dec 96  $41,031                $44,397
Jan 97  $41,162                $44,532
Feb 97  $41,271                $44,643
Mar 97  $40,766                $44,148
Apr 97  $41,318                $44,809
May 97  $41,750                $45,233
Jun 97  $42,241                $45,770
Jul 97  $43,362                $47,004
Aug 97  $42,877                $46,603
Sep 97  $43,535                $47,291
Oct 97  $44,105                $47,977
Nov 97  $44,220                $48,198
Dec 97  $44,686                $48,683
Jan 98  $45,242                $49,308
Feb 98  $45,195                $49,271
Mar 98  $45,289                $49,440
Apr 98  $45,571                $49,698
May 98  $45,997                $50,169
Jun 98  $46,401                $50,595
Jul 98  $46,472                $50,703
Aug 98  $47,264                $51,528
Sep 98  $48,540                $52,734
Oct 98  $48,082                $52,455
Nov 98  $48,386                $52,753
Dec 98  $48,728                $52,912
Jan 99  $48,973                $53,289
Feb 99  $48,136                $52,359
Mar 99  $48,581                $52,649
Apr 99  $48,705                $52,816
May 99  $48,231                $52,357
Jun 99  $48,056                $52,187
Jul 99  $48,056                $51,964
Aug 99  $47,955                $51,938
Sep 99  $48,412                $52,541
Oct 99  $48,413                $52,735
Nov 99  $48,515                $52,731
Dec 99  $48,309                $52,477
Jan 00  $48,231                $52,305
Feb 00  $48,570                $52,938
Mar 00  $49,016                $53,635
Apr 00  $48,463                $53,481
May 00  $48,277                $53,457
Jun 00  $49,315                $54,569
Jul 00  $49,448                $55,064
Aug 00  $50,174                $55,862
Sep 00  $50,309                $56,214
Oct 00  $50,336                $56,586
Nov 00  $50,908                $57,511
Dec 00  $52,059                $58,578
Jan 01  $52,873                $59,538
Feb 01  $53,303                $60,057
Mar 01  $53,066                $60,359
Apr 01  $52,772                $60,108
May 01  $52,870                $60,471
Jun 01  $52,856                $60,699
Jul 01  $54,094                $62,056
Aug 01  $54,823                $62,773
Sep 01  $54,808                $63,498
Oct 01  $55,876                $64,827
Nov 01  $55,499                $63,933
Dec 01  $55,062                $63,524
Jan 02  $55,296                $64,039
Feb 02  $55,649                $64,659
Mar 02  $55,058                $63,584
Apr 02  $56,126                $64,817
May 02  $56,841                $65,368
Jun 02  $57,440                $65,933
Jul 02  $58,101                $66,728
Aug 02  $58,764                $67,855
Sep 02  $59,491                $68,954
Oct 02  $59,066                $68,639

VALUE OF $25,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 1/1/1990

                  TCW GALILEO CORE FIXED INCOME FUND - N CLASS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUALIZED TOTAL RETURN
1-Year                           3-Year  Since Inception
5.78%                             6.70%            5.49%

         FUND   LEHMAN AGGREGATE BOND
MAR 99  $2,021                 $2,011
APR 99  $2,021                 $2,017
MAY 99  $1,996                 $2,000
JUN 99  $1,989                 $1,993
JUL 99  $1,989                 $1,985
AUG 99  $1,985                 $1,984
SEP 99  $2,003                 $2,007
OCT 99  $2,003                 $2,014
NOV 99  $2,008                 $2,014
DEC 99  $1,999                 $2,005
JAN 00  $1,994                 $1,998
FEB 00  $2,008                 $2,022
MAR 00  $2,026                 $2,049
APR 00  $2,001                 $2,043
MAY 00  $1,993                 $2,042
JUN 00  $2,038                 $2,084
JUL 00  $2,044                 $2,103
AUG 00  $2,073                 $2,134
SEP 00  $2,079                 $2,147
OCT 00  $2,078                 $2,161
NOV 00  $2,103                 $2,197
DEC 00  $2,149                 $2,238
JAN 01  $2,183                 $2,274
FEB 01  $2,200                 $2,294
MAR 01  $2,188                 $2,305
APR 01  $2,178                 $2,296
MAY 01  $2,180                 $2,310
JUN 01  $2,182                 $2,318
JUL 01  $2,230                 $2,370
AUG 01  $2,265                 $2,398
SEP 01  $2,257                 $2,425
OCT 01  $2,301                 $2,476
NOV 01  $2,285                 $2,442
DEC 01  $2,268                 $2,426
JAN 02  $2,277                 $2,446
FEB 02  $2,296                 $2,470
MAR 02  $2,272                 $2,429
APR 02  $2,316                 $2,476
MAY 02  $2,343                 $2,497
JUN 02  $2,367                 $2,518
JUL 02  $2,397                 $2,549
AUG 02  $2,424                 $2,592
SEP 02  $2,451                 $2,634
OCT 02  $2,434                 $2,622

VALUE OF $2,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 3/1/1999

(1) PERFORMANCE DATA INCLUDES THE PERFORMANCE OF THE PREDECESSOR LIMITED PARTNERSHIP FOR PERIODS BEFORE THE FUND'S REGISTRATION BECAME EFFECTIVE. THE PREDECESSOR LIMITED PARTNERSHIP WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED ("1940 ACT"), AND, THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT ARE IMPOSED BY THE 1940 ACT. IF THE LIMITED PARTNERSHIP HAD BEEN REGISTERED UNDER THE 1940 ACT, THE LIMITED PARTNERSHIP'S PERFORMANCE MAY HAVE BEEN LOWER.

4
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TCW GALILEO FLEXIBLE INCOME FUND
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MANAGEMENT DISCUSSIONS

The TCW Galileo Flexible Income Fund (the "Fund") returned a negative 7.22% for the fiscal year ended October 31, 2002. The Fund's benchmark, Lipper Flexible Portfolio Fund Index, fell 10.76% during the same period.

Over the past year, the high yield market has faced several challenges that included an increase in defaults, weak equity markets, significant downgrades of investment grade issuers, increased incidence of corporate malfeasance and heightened political tensions in the Middle East. The confluence of these factors caused investors to assign a higher risk premium to the high yield asset class, which caused credit spreads to widen to levels not seen since 1991. In October 2002, as credit spreads hovered near historically wide levels, corporate profitability appeared to meet or exceed investors lowered expectations which led to a "relief" rally in the equity markets. This market correction carried over into the high yield market as investors began to take advantage of the attractive credit spreads offered by high yield issuers. During the course of the year, the Fund was well positioned in the middle and upper tier segments and successfully avoided the troubled telecommunications sector and limited its exposure to the disappointing utility sector. The Fund's performance was negatively impacted by its weighting within the cable industry, however, our philosophy regarding industry diversification limited the impact and did not offset the strong relative performance of the overall portfolio. The Fund continues to emphasize high quality names and the portfolio remains widely diversified.

The convertible market also struggled during the year amid the same issues as stated above. In addition, credit spread widening and poor corporate earnings also undermined convertible valuations.

The negative performance was caused primarily by two factors. First, during the year, we had been positioning the Fund to take advantage of an improving stock market. This has included selling convertibles with high conversion premiums (less equity sensitive) and buying convertibles with lower conversion premiums. Secondly, the Fund's performance was negatively impacted by holdings in media, telecommunications and utilities. The threat of re-regulation of radio stations combined with the fraud committed by Adelphia Communications caused an increase in investors' perception of risk for many media companies. The unanticipated severe drop in telecommunication profitability and growth negatively impacted suppliers and providers. And finally, continued financing issues and near-term over-capacity of generating plants hurt utility equities.

The profile of the convertible market has changed significantly since the peak of the stock market in March of 2000. At that time, the average convertible security had a relatively low conversion premium and a high premium-over-investment value. Well into the third year of a bear market, the opposite is true. Today, roughly two-thirds of convertible securities are bond equivalents. The average premium-over-investment value is low while the current yield, yield to put/maturity and conversion premium are high. On average, convertibles do not have the same sensitivity to a recovery in the stock market as they have had in past cycles. If we get a V-shaped recovery in the stock market, then convertible performance could lag equity returns by a significant margin. If, however, we have a more saucer shaped recovery with 3-5 year returns compounding at 8%-10%, then convertibles should provide very competitive performance to equities due to the combination of a high current yield and modest exposure to both a rising equity market and tightening credit spreads.

During the year, the new issue market was relatively robust, however, issuance did slow appreciably during the last five months of the year. For the 12 months, a total of 147 issues were brought to market with a net value of $67.6 billion. Roughly 50% of the issuance was investment grade with the remainder non-investment grade not rated. In addition, approximately 60% of the

5
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TCW GALILEO FLEXIBLE INCOME FUND
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MANAGEMENT DISCUSSIONS (CONTINUED)
issuance was either cash-pay or zero coupon bonds with the remaining 40% convertible preferred stocks. While issuance has been slow the past few months, we would anticipate an increase as the financial markets stabilize in the months ahead.

With the third quarter's decline under "its belt", the equity market seems to have discounted most of the bad news. The economy remains mixed and at the margin is weaker than just a few months ago with the consumer finally showing signs of fatigue. Terrorism is still a threat as was demonstrated by the bombing in Bali and eventually the U.S. will probably be at war with Iraq. However, there are reasons for optimism and, as we all know, the market usually rises when the news is still bleak and lately the news has been pretty bleak. So here we go again... if the market has not reached a bottom, it is close.

While we believe the stock market has seen its lows, we recognize this market is unpredictable and is suffering from a lack of confidence. Although we have positioned the Fund more aggressively than the convertible indices, it should provide significant protection if there are a further declines in stocks.

                        TCW GALILEO FLEXIBLE INCOME FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUALIZED TOTAL RETURN
1-Year                           Since Inception
(7.22)%                                 (11.05)%

         FUND   LIPPER FLEXIBLE PORTFOLIO FUND INDEX
Dec 00  $1,970                                $2,034
Jan 01  $2,112                                $2,068
Feb 01  $1,968                                $1,954
Mar 01  $1,880                                $1,867
Apr 01  $1,941                                $1,962
May 01  $1,919                                $1,976
Jun 01  $1,864                                $1,946
Jul 01  $1,845                                $1,937
Aug 01  $1,814                                $1,864
Sep 01  $1,666                                $1,751
Oct 01  $1,723                                $1,793
Nov 01  $1,824                                $1,871
Dec 01  $1,841                                $1,887
Jan 02  $1,830                                $1,860
Feb 02  $1,785                                $1,836
Mar 02  $1,845                                $1,887
Apr 02  $1,821                                $1,832
May 02  $1,781                                $1,821
Jun 02  $1,693                                $1,725
Jul 02  $1,605                                $1,625
Aug 02  $1,636                                $1,638
Sep 02  $1,592                                $1,522
Oct 02  $1,598                                $1,600

VALUE OF $2,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 12/1/2000

TCW GALILEO HIGH YIELD BOND INCOME FUND
                                                                          [ICON]
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MANAGEMENT DISCUSSIONS

The TCW Galileo High Yield Bond Income Fund (the "Fund") returned a negative 2.23% for the fiscal year ended October 31, 2002 for its I Class shares. The Fund's benchmark, the Salomon Brothers High Yield Cash Pay Index, fell 5.85% during the same period. For the N Class shares, the performance for the same period was a negative 2.66%. The performance of the Fund's two classes varies because of differing expenses.

Over the past year, the high yield market has faced several challenges that included an increase in defaults, weak equity markets, significant downgrades of investment grade issuers, increased incidence of corporate malfeasance and heightened political tensions in the Middle East. The confluence of these factors caused investors to assign a higher risk premium to the high yield asset class, which caused credit spreads to widen to levels not seen since 1991. In October 2002, as credit spreads hovered near historically wide levels, corporate profitability appeared to meet or exceed investors lowered expectations which led to a "relief" rally in the equity markets. This market correction carried over into the high yield market as investors began to take advantage of the attractive credit spreads offered by high yield issuers. During the course of the year, the Fund was well positioned in the middle and upper tier segments and successfully avoided the troubled telecommunications sector and limited its exposure to the disappointing utility sector. The Fund's performance was negatively impacted by its weighting within the cable industry, however, our philosophy regarding industry diversification limited the impact and did not offset the strong relative performance of the overall portfolio. The Fund continues to emphasize high quality names and the portfolio remains widely diversified consisting of 182 separate issuers across more than 25 industry groups.

The Fund seeks to generate a high level of current income while preserving principal by investing in a well-diversified, conservative portfolio of high yield bonds. The Fund focuses on below investment grade companies with strong credit profiles that display good prospects for improved operating results and potential credit rating upgrades. While we are obviously disappointed by absolute high yield returns this year, we take comfort that our investment strategy has generated significant downside protection and strong relative performance. We will continue to limit risk by maintaining a highly diversified portfolio of credits across a variety of industry sectors. We will remain focused on the upper and middle tier segments of the market and we continue to seek those issuers that have sustainable competitive advantages, adequate liquidity and strong underlying asset values.

TCW GALILEO HIGH YIELD BOND INCOME FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS (CONTINUED)

               TCW GALILEO HIGH YIELD BOND INCOME FUND - I CLASS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUALIZED TOTAL RETURN(1)
1-Year                               3-Year  5-Year  10-Year  Since Inception
(2.23)%                             (1.80)%   0.04%    5.47%            7.06%

         FUND    SALOMON HIGH YIELD CASH PAY
Feb 89  $25,175                      $25,108
Mar 89  $25,112                      $25,111
Apr 89  $25,194                      $25,283
May 89  $25,672                      $25,713
Jun 89  $26,196                      $26,086
Jul 89  $26,366                      $26,204
Aug 89  $26,467                      $26,101
Sep 89  $26,281                      $25,678
Oct 89  $26,008                      $25,098
Nov 89  $26,086                      $25,192
Dec 89  $26,136                      $25,246
Jan 90  $25,771                      $24,482
Feb 90  $25,502                      $24,211
Mar 90  $25,825                      $24,469
Apr 90  $26,120                      $24,344
May 90  $26,653                      $24,985
Jun 90  $27,143                      $25,450
Jul 90  $27,619                      $25,890
Aug 90  $26,915                      $24,887
Sep 90  $25,704                      $23,609
Oct 90  $24,967                      $22,774
Nov 90  $25,398                      $23,236
Dec 90  $25,650                      $23,469
Jan 91  $26,086                      $23,806
Feb 91  $27,638                      $25,428
Mar 91  $28,734                      $26,686
Apr 91  $29,810                      $27,683
May 91  $30,034                      $27,858
Jun 91  $30,659                      $28,430
Jul 91  $31,309                      $29,172
Aug 91  $31,732                      $29,818
Sep 91  $32,169                      $30,017
Oct 91  $33,041                      $30,836
Nov 91  $33,388                      $31,121
Dec 91  $33,597                      $31,501
Jan 92  $34,801                      $32,408
Feb 92  $35,254                      $33,364
Mar 92  $35,691                      $33,838
Apr 92  $35,766                      $34,128
May 92  $36,249                      $34,794
Jun 92  $36,520                      $35,241
Jul 92  $37,169                      $35,880
Aug 92  $37,588                      $36,366
Sep 92  $38,034                      $36,732
Oct 92  $37,509                      $36,305
Nov 92  $38,289                      $36,840
Dec 92  $38,806                      $37,283
Jan 93  $39,775                      $38,167
Feb 93  $40,566                      $38,917
Mar 93  $41,088                      $39,548
Apr 93  $41,304                      $39,848
May 93  $41,824                      $40,386
Jun 93  $42,558                      $41,300
Jul 93  $42,827                      $41,708
Aug 93  $42,959                      $42,182
Sep 93  $43,015                      $42,300
Oct 93  $43,894                      $43,094
Nov 93  $44,218                      $43,293
Dec 93  $44,814                      $43,759
Jan 94  $45,738                      $44,676
Feb 94  $45,654                      $44,469
Mar 94  $43,895                      $42,870
Apr 94  $43,476                      $42,433
May 94  $43,809                      $42,509
Jun 94  $44,055                      $42,580
Jul 94  $44,096                      $43,039
Aug 94  $44,388                      $43,320
Sep 94  $44,584                      $43,243
Oct 94  $44,661                      $43,293
Nov 94  $44,339                      $42,904
Dec 94  $44,659                      $43,403
Jan 95  $45,237                      $44,064
Feb 95  $46,610                      $45,482
Mar 95  $46,900                      $45,956
Apr 95  $47,846                      $46,976
May 95  $48,799                      $48,369
Jun 95  $48,950                      $48,725
Jul 95  $49,803                      $49,268
Aug 95  $50,008                      $49,607
Sep 95  $50,628                      $50,177
Oct 95  $51,202                      $50,553
Nov 95  $51,307                      $51,000
Dec 95  $51,784                      $51,752
Jan 96  $52,746                      $52,492
Feb 96  $52,989                      $52,767
Mar 96  $52,609                      $52,548
Apr 96  $53,047                      $52,519
May 96  $53,377                      $52,823
Jun 96  $53,655                      $53,270
Jul 96  $54,172                      $53,673
Aug 96  $54,918                      $54,125
Sep 96  $56,010                      $55,288
Oct 96  $56,281                      $55,902
Nov 96  $57,131                      $56,939
Dec 96  $57,976                      $57,366
Jan 97  $58,473                      $57,804
Feb 97  $59,490                      $58,723
Mar 97  $58,792                      $58,253
Apr 97  $59,226                      $58,742
May 97  $60,702                      $59,860
Jun 97  $61,218                      $60,816
Jul 97  $62,548                      $62,152
Aug 97  $62,594                      $62,231
Sep 97  $63,635                      $63,202
Oct 97  $63,743                      $63,737
Nov 97  $64,358                      $64,234
Dec 97  $65,102                      $64,882
Jan 98  $66,257                      $65,880
Feb 98  $66,634                      $66,408
Mar 98  $67,080                      $67,049
Apr 98  $67,196                      $67,438
May 98  $67,364                      $67,850
Jun 98  $67,736                      $68,151
Jul 98  $68,008                      $68,590
Aug 98  $65,198                      $64,822
Sep 98  $65,819                      $65,340
Oct 98  $64,496                      $64,565
Nov 98  $66,651                      $67,387
Dec 98  $66,581                      $67,339
Jan 99  $67,665                      $68,204
Feb 99  $67,611                      $67,598
Mar 99  $68,565                      $68,018
Apr 99  $69,453                      $69,170
May 99  $68,377                      $68,287
Jun 99  $68,469                      $68,079
Jul 99  $68,580                      $68,211
Aug 99  $67,798                      $67,399
Sep 99  $67,348                      $66,907
Oct 99  $67,460                      $66,367
Nov 99  $68,565                      $67,395
Dec 99  $69,449                      $67,902
Jan 00  $68,635                      $67,266
Feb 00  $69,300                      $67,268
Mar 00  $67,526                      $65,992
Apr 00  $67,963                      $66,311
May 00  $67,281                      $65,516
Jun 00  $68,374                      $66,818
Jul 00  $68,823                      $67,633
Aug 00  $69,029                      $68,329
Sep 00  $68,156                      $67,735
Oct 00  $66,267                      $65,921
Nov 00  $63,556                      $63,674
Dec 00  $64,710                      $64,910
Jan 01  $68,119                      $69,045
Feb 01  $68,684                      $69,886
Mar 01  $67,412                      $69,031
Apr 01  $66,925                      $68,258
May 01  $67,862                      $69,391
Jun 01  $66,737                      $67,866
Jul 01  $67,600                      $69,135
Aug 01  $68,379                      $70,085
Sep 01  $63,805                      $65,433
Oct 01  $65,345                      $67,409
Nov 01  $67,840                      $69,797
Dec 01  $67,413                      $69,406
Jan 02  $68,180                      $69,857
Feb 02  $67,793                      $69,347
Mar 02  $69,452                      $71,081
Apr 02  $70,630                      $72,254
May 02  $70,235                      $71,495
Jun 02  $67,644                      $65,747
Jul 02  $65,737                      $62,591
Aug 02  $66,344                      $64,944
Sep 02  $65,223                      $63,658
Oct 02  $63,887                      $63,467

VALUE OF $25,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 2/1/1989

               TCW GALILEO HIGH YIELD BOND INCOME FUND - N CLASS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUALIZED TOTAL RETURN
1-Year                            3-Year  Since Inception
(2.66)%                          (2.01)%          (1.74)%

         FUND   SALOMON HI YLD CASH PAY
MAR 99  $2,028                   $2,012
APR 99  $2,054                   $2,047
MAY 99  $2,024                   $2,020
JUN 99  $2,025                   $2,014
JUL 99  $2,028                   $2,018
AUG 99  $2,005                   $1,994
SEP 99  $1,992                   $1,980
OCT 99  $1,993                   $1,964
NOV 99  $2,025                   $1,994
DEC 99  $2,051                   $2,009
JAN 00  $2,030                   $1,990
FEB 00  $2,047                   $1,990
MAR 00  $1,995                   $1,953
APR 00  $2,010                   $1,962
MAY 00  $1,990                   $1,938
JUN 00  $2,022                   $1,977
JUL 00  $2,035                   $2,001
AUG 00  $2,039                   $2,022
SEP 00  $2,014                   $2,004
OCT 00  $1,956                   $1,950
NOV 00  $1,877                   $1,884
DEC 00  $1,910                   $1,920
JAN 01  $2,010                   $2,043
FEB 01  $2,027                   $2,068
MAR 01  $1,989                   $2,042
APR 01  $1,973                   $2,020
MAY 01  $2,000                   $2,053
JUN 01  $1,967                   $2,008
JUL 01  $1,992                   $2,045
AUG 01  $2,018                   $2,074
SEP 01  $1,881                   $1,936
OCT 01  $1,926                   $1,994
NOV 01  $1,999                   $2,065
DEC 01  $1,987                   $2,053
JAN 02  $2,009                   $2,067
FEB 02  $1,995                   $2,052
MAR 02  $2,046                   $2,103
APR 02  $2,078                   $2,138
MAY 02  $2,066                   $2,115
JUN 02  $1,988                   $1,945
JUL 02  $1,932                   $1,852
AUG 02  $1,950                   $1,921
SEP 02  $1,914                   $1,883
OCT 02  $1,875                   $1,878

VALUE OF $2,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 3/1/1999

(1) PERFORMANCE DATA INCLUDES THE PERFORMANCE OF THE PREDECESSOR LIMITED PARTNERSHIP FOR PERIODS BEFORE THE FUND'S REGISTRATION BECAME EFFECTIVE. THE PREDECESSOR LIMITED PARTNERSHIP WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED ("1940 ACT"), AND, THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT ARE IMPOSED BY THE 1940 ACT. IF THE LIMITED PARTNERSHIP HAD BEEN REGISTERED UNDER THE 1940 ACT, THE LIMITED PARTNERSHIP'S PERFORMANCE MAY HAVE BEEN LOWER.

TCW GALILEO SHORT TERM BOND FUND
                                                                          [ICON]
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS

TCW Galileo Short Term Bond Fund (the "Fund") earned a total rate of return of 2.64% for the fiscal year ended October 31, 2002. The return for the Fund's benchmark, Salomon Brothers 1-Year Treasury Index, was 3.26% for the same period.

The U.S. Treasury market rallied significantly over the past 12 months as the pace of the economic recovery slowed and the stock market plummeted. Uncertainties related to a possible war with Iraq and duration hedging by mortgage investors also provided support to the bond market rally. After rising almost 11% in October, the Dow remains down 16% for the year and 28% below its record high. Yields on many U.S. Treasuries fell to historic lows during this past year. Although the 10-year U.S. Treasury rose 70 basis points between October 9 and October 22, a sharp rally in October's final week of trading brought the yield on the 10-year down to 3.89%, approximately 35 basis points below it close 12 months earlier. The 2-year Treasury fell to 1.67% and edged below the fed funds rate target, signaling expectations that the Fed would ease again.

Although consumer spending has been resilient over the last few months, lingering weakness in manufacturing, employment and confidence appear to be dampening the recovery. Both the Conference Board and the University of Michigan reported large declines in consumer confidence over the past few weeks. The Index of Leading Economic Indicators has also declined in each of the last four months. Orders for durable goods have declined and the Fed's most recent beige book characterized the economy as sluggish, noting weakness in manufacturing and labor. Retail sales this past September fell 1.2% and the first estimate of third quarter 2002 GDP came in below expectations at 3.1%. The number of people filing new claims for unemployment benefits has been above 400,000 for several weeks and a record number of people continue to collect unemployment. However, low interest rates have helped the housing sector, which remains a bright spot in the economy, with both new and existing homes sales posting increases.

The Lehman Mortgage Index earned a total rate of return of 6.30% over the past 12 months, outperforming the Lehman Aggregate Index return of 5.89% and the Lehman Government/Credit Index return of 5.49%. The mortgage sector benefited from its limited credit exposure, as the vast majority of mortgages are rated AAA or higher. Spreads between mortgages and treasuries widened this past year, reflecting the increase in prepayment rate risk, which accompanied the steep decline in interest rates. As mortgage rates fell to historically low levels, record numbers of homeowners refinanced their mortgage loans, resulting in extremely high levels of prepayments. With mortgage rates at or close to record lows for the past several weeks, there is an economic incentive for almost every homeowner to refinance. We therefore expect to see a protracted wave of refinancing activity well into the fourth quarter as originators work through their pipelines.

Our outlook on the performance of the mortgage market remains favorable. A number of positive technical factors such as shrinking net supply and continued bank buying offset the rising risks of gross supply, volatility and prepayment uncertainty. Demand for CMO product has been strong and October issuance reached $50 billion, the highest monthly total so far this year. The limited credit exposure of the mortgage sector bodes well for performance in the current investment climate, and the yield spread of the mortgage sector relative to Treasuries remains above historic norms. Extension risk continues to be a serious concern among mortgage investors. If interest rates remain at current levels, the duration of the MBS index is expected to lengthen by 6 to 12 months as 6.50% and 7.00% coupons are replaced with 5.50% and 6.00%. While the market is currently focusing on prepayments, extension risk could potentially become a concern if rates go up substantially. These concerns are addressed by our investment strategy, which continues to emphasize collateral and structure as a means of reducing exposure to extension risk and other types of prepayment rate risk.

TCW GALILEO SHORT TERM BOND FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS (CONTINUED)

                        TCW GALILEO SHORT TERM BOND FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUALIZED TOTAL RETURN(1)
1-Year                              3-Year  5-Year  10-Year  Since Inception
2.64%                                5.64%   5.41%    5.65%            6.40%

         FUND    SALOMON 1 YR TREASURY
Feb 90  $25,150                $25,151
Mar 90  $25,351                $25,279
Apr 90  $25,579                $25,408
May 90  $25,759                $25,663
Jun 90  $25,990                $25,878
Jul 90  $26,172                $26,124
Aug 90  $26,356                $26,272
Sep 90  $26,540                $26,454
Oct 90  $26,752                $26,695
Nov 90  $26,993                $26,870
Dec 90  $27,236                $27,139
Jan 91  $27,481                $27,365
Feb 91  $27,701                $27,522
Mar 91  $27,923                $27,721
Apr 91  $28,118                $27,922
May 91  $28,315                $28,046
Jun 91  $28,541                $28,161
Jul 91  $28,798                $28,349
Aug 91  $29,086                $28,604
Sep 91  $29,406                $28,803
Oct 91  $29,700                $29,025
Nov 91  $29,908                $29,253
Dec 91  $30,267                $29,514
Jan 92  $30,418                $29,589
Feb 92  $30,616                $29,670
Mar 92  $30,732                $29,736
Apr 92  $30,886                $29,912
May 92  $31,071                $30,057
Jun 92  $31,304                $30,207
Jul 92  $31,445                $30,428
Aug 92  $31,618                $30,581
Sep 92  $31,792                $30,778
Oct 92  $31,824                $30,747
Nov 92  $31,967                $30,765
Dec 92  $32,159                $30,936
Jan 93  $32,297                $31,099
Feb 93  $32,368                $31,208
Mar 93  $32,627                $31,304
Apr 93  $32,854                $31,415
May 93  $32,854                $31,415
Jun 93  $33,076                $31,560
Jul 93  $32,952                $31,645
Aug 93  $33,193                $31,788
Sep 93  $33,376                $31,880
Oct 93  $33,460                $31,950
Nov 93  $33,443                $32,009
Dec 93  $33,629                $32,121
Jan 94  $33,714                $32,252
Feb 94  $33,697                $32,219
Mar 94  $33,576                $32,218
Apr 94  $33,213                $32,191
May 94  $33,161                $32,254
Jun 94  $33,179                $32,366
Jul 94  $33,477                $32,570
Aug 94  $33,538                $32,679
Sep 94  $33,317                $32,733
Oct 94  $33,424                $32,866
Nov 94  $33,264                $32,847
Dec 94  $33,480                $32,965
Jan 95  $33,896                $33,296
Feb 95  $34,242                $33,588
Mar 95  $34,607                $33,786
Apr 95  $34,902                $34,019
May 95  $35,421                $34,322
Jun 95  $35,757                $34,522
Jul 95  $35,983                $34,691
Aug 95  $36,210                $34,860
Sep 95  $36,552                $35,014
Oct 95  $36,820                $35,210
Nov 95  $37,050                $35,422
Dec 95  $37,356                $35,631
Jan 96  $37,609                $35,861
Feb 96  $37,785                $35,903
Mar 96  $37,923                $36,017
Apr 96  $38,101                $36,140
May 96  $38,340                $36,288
Jun 96  $38,660                $36,489
Jul 96  $38,901                $36,629
Aug 96  $39,063                $36,807
Sep 96  $39,348                $37,054
Oct 96  $39,715                $37,335
Nov 96  $39,880                $37,526
Dec 96  $40,087                $37,654
Jan 97  $40,294                $37,840
Feb 97  $40,503                $37,978
Mar 97  $40,629                $38,079
Apr 97  $40,924                $38,312
May 97  $41,263                $38,553
Jun 97  $41,476                $38,781
Jul 97  $41,904                $39,061
Aug 97  $41,947                $39,198
Sep 97  $42,207                $39,410
Oct 97  $42,381                $39,631
Nov 97  $42,555                $39,767
Dec 97  $42,819                $39,956
Jan 98  $42,940                $40,221
Feb 98  $43,018                $40,329
Mar 98  $43,274                $40,530
Apr 98  $43,487                $40,716
May 98  $43,611                $40,895
Jun 98  $43,826                $41,089
Jul 98  $43,883                $41,289
Aug 98  $44,157                $41,621
Sep 98  $44,432                $41,950
Oct 98  $44,386                $42,172
Nov 98  $44,386                $42,178
Dec 98  $44,571                $42,310
Jan 99  $44,898                $42,473
Feb 99  $45,038                $42,520
Mar 99  $45,414                $42,783
Apr 99  $45,508                $42,939
May 99  $45,744                $43,059
Jun 99  $45,863                $43,264
Jul 99  $46,054                $43,454
Aug 99  $46,258                $43,582
Sep 99  $46,560                $43,806
Oct 99  $46,766                $43,922
Nov 99  $46,925                $44,012
Dec 99  $47,072                $44,110
Jan 00  $47,158                $44,220
Feb 00  $47,492                $44,440
Mar 00  $47,777                $44,646
Apr 00  $48,015                $44,905
May 00  $48,103                $45,070
Jun 00  $48,443                $45,423
Jul 00  $48,735                $45,689
Aug 00  $49,130                $45,967
Sep 00  $49,425                $46,239
Oct 00  $49,670                $46,464
Nov 00  $50,122                $46,784
Dec 00  $50,525                $47,243
Jan 01  $50,982                $47,784
Feb 01  $51,337                $48,027
Mar 01  $51,693                $48,374
Apr 01  $51,865                $48,595
May 01  $52,091                $48,874
Jun 01  $52,372                $49,006
Jul 01  $52,654                $49,352
Aug 01  $52,883                $49,569
Sep 01  $53,276                $50,076
Oct 01  $53,725                $50,394
Nov 01  $53,848                $50,483
Dec 01  $53,518                $50,584
Jan 02  $53,794                $50,619
Feb 02  $53,877                $50,777
Mar 02  $53,960                $50,678
Apr 02  $54,211                $51,023
May 02  $54,379                $51,151
Jun 02  $54,491                $51,423
Jul 02  $54,660                $51,639
Aug 02  $54,801                $51,685
Sep 02  $55,056                $51,920
Oct 02  $55,141                $52,037

VALUE OF $25,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 2/1/1990

(1) PERFORMANCE DATA INCLUDES THE PERFORMANCE OF THE PREDECESSOR LIMITED PARTNERSHIP FOR PERIODS BEFORE THE FUND'S REGISTRATION BECAME EFFECTIVE. THE PREDECESSOR LIMITED PARTNERSHIP WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED ("1940 ACT"), AND, THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT ARE IMPOSED BY THE 1940 ACT. IF THE LIMITED PARTNERSHIP HAD BEEN REGISTERED UNDER THE 1940 ACT, THE LIMITED PARTNERSHIP'S PERFORMANCE MAY HAVE BEEN LOWER.

TCW GALILEO TOTAL RETURN BOND FUND
                                                                          [ICON]
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS

TCW Galileo Total Return Bond Fund (the "Fund") earned a total rate of return of 9.43% for the fiscal year ended October 31, 2002 on its I Class shares. The return for the Fund's benchmark, Lehman Brothers Aggregate Bond Index, was 5.89% for the same period. For the N Class shares, the return was 9.40%. The performance of the Fund's two classes varies because of differing expenses. The Fund changed its benchmark from the Lehman Brothers Mortgage-Backed Securities Index to the Lehman Brothers Aggregate Bond Index because the Fund is managed to have a duration similar to that of the new index.

The U.S. Treasury market rallied significantly over the past 12 months as the pace of the economic recovery slowed and the stock market plummeted. Uncertainties related to a possible war with Iraq and duration hedging by mortgage investors also provided support to the bond market rally. After rising almost 11% in October, the Dow remains down 16% for the year and 28% below its record high. Yields on many U.S. Treasuries fell to historic lows during this past year. Although the 10-year U.S. Treasury rose 70 basis points between October 9 and October 22, a sharp rally in October's final week of trading brought the yield on the 10-year down to 3.89%, approximately 35 basis points below it close 12 months earlier. The 2-year Treasury fell to 1.67% and edged below the fed funds rate target, signaling expectations that the Fed would ease again.

Although consumer spending has been resilient over the last few months, lingering weakness in manufacturing, employment and confidence appear to be dampening the recovery. Both the Conference Board and the University of Michigan reported large declines in consumer confidence over the past few weeks. The Index of Leading Economic Indicators has also declined in each of the last four months. Orders for durable goods have declined and the Fed's most recent beige book characterized the economy as sluggish, noting weakness in manufacturing and labor. Retail sales this past September fell 1.2% and the first estimate of third quarter 2002 GDP came in below expectations at 3.1%. The number of people filing new claims for unemployment benefits has been above 400,000 for several weeks and a record number of people continue to collect unemployment. However, low interest rates have helped the housing sector, which remains a bright spot in the economy, with both new and existing homes sales posting increases.

The Lehman Mortgage Index earned a total rate of return of 6.30% over the past 12 months, outperforming the Lehman Aggregate Index return of 5.89% and the Lehman Government/Credit Index return of 5.49%. The mortgage sector benefited from its limited credit exposure, as the vast majority of mortgages are rated AAA or higher. Spreads between mortgages and treasuries widened this past year, reflecting the increase in prepayment rate risk, which accompanied the steep decline in interest rates. As mortgage rates fell to historically low levels, record numbers of homeowners refinanced their mortgage loans, resulting in extremely high levels of prepayments. With mortgage rates at or close to record lows for the past several weeks, there is an economic incentive for almost every homeowner to refinance. We therefore expect to see a protracted wave of refinancing activity well into the fourth quarter as originators work through their pipelines.

Our outlook on the performance of the mortgage market remains favorable. A number of positive technical factors such as shrinking net supply and continued bank buying offset the rising risks of gross supply, volatility and prepayment uncertainty. Demand for CMO product has been strong and October issuance reached $50 billion, the highest monthly total so far this year. The limited credit exposure of the mortgage sector bodes well for performance in the current investment climate, and the yield spread of the mortgage sector relative to Treasuries remains above historic norms. Extension risk continues to be a serious concern among mortgage investors. If interest rates remain at current levels, the duration of the MBS index is expected to lengthen by 6 to 12 months as 6.50% and 7.00% coupons are replaced with 5.50% and 6.00%. While the market is currently focusing on prepayments, extension risk could potentially become a concern if rates go up substantially. These concerns are addressed by our investment strategy, which continues to emphasize collateral and structure as a means of reducing exposure to extension risk and other types of prepayment rate risk.
11

TCW GALILEO TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS (CONTINUED)

                  TCW GALILEO TOTAL RETURN BOND FUND - I CLASS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUALIZED TOTAL RETURN
1-Year                           3-Year  5-Year  Since Inception
9.43%                            10.81%   8.08%            7.72%

         FUND    LEHMAN MORTGAGE BACKED SECURITIES  LEHMAN AGGREGATE BOND
Jun 93  $25,000                            $25,095                $25,091
Jul 93  $25,025                            $25,195                $25,233
Aug 93  $25,351                            $25,314                $25,675
Sep 93  $25,616                            $25,336                $25,745
Oct 93  $25,730                            $25,409                $25,841
Nov 93  $25,717                            $25,359                $25,622
Dec 93  $25,877                            $25,565                $25,760
Jan 94  $26,082                            $25,818                $26,108
Feb 94  $26,147                            $25,638                $25,655
Mar 94  $25,433                            $24,971                $25,022
Apr 94  $24,376                            $24,787                $24,823
May 94  $24,441                            $24,885                $24,819
Jun 94  $24,216                            $24,831                $24,764
Jul 94  $24,628                            $25,328                $25,256
Aug 94  $24,775                            $25,408                $25,287
Sep 94  $24,331                            $25,046                $24,915
Oct 94  $24,223                            $25,032                $24,893
Nov 94  $23,952                            $24,954                $24,838
Dec 94  $24,277                            $25,153                $25,009
Jan 95  $24,596                            $25,691                $25,504
Feb 95  $25,338                            $26,347                $26,111
Mar 95  $25,535                            $26,471                $26,271
Apr 95  $25,904                            $26,847                $26,638
May 95  $27,073                            $27,694                $27,668
Jun 95  $27,274                            $27,851                $27,871
Jul 95  $27,129                            $27,899                $27,809
Aug 95  $27,391                            $28,188                $28,144
Sep 95  $27,801                            $28,436                $28,418
Oct 95  $28,302                            $28,689                $28,787
Nov 95  $28,805                            $29,017                $29,218
Dec 95  $29,327                            $29,379                $29,628
Jan 96  $29,522                            $29,601                $29,825
Feb 96  $28,904                            $29,355                $29,307
Mar 96  $28,722                            $29,249                $29,103
Apr 96  $28,539                            $29,166                $28,939
May 96  $28,631                            $29,081                $28,881
Jun 96  $29,095                            $29,482                $29,268
Jul 96  $29,126                            $29,590                $29,348
Aug 96  $29,095                            $29,589                $29,299
Sep 96  $29,725                            $30,085                $29,809
Oct 96  $30,477                            $30,675                $30,470
Nov 96  $31,131                            $31,114                $30,991
Dec 96  $30,818                            $30,951                $30,703
Jan 97  $30,858                            $31,181                $30,797
Feb 97  $30,899                            $31,285                $30,874
Mar 97  $30,646                            $30,991                $30,531
Apr 97  $31,113                            $31,485                $30,988
May 97  $31,393                            $31,793                $31,281
Jun 97  $31,907                            $32,164                $31,652
Jul 97  $33,125                            $32,770                $32,506
Aug 97  $32,672                            $32,692                $32,228
Sep 97  $33,399                            $33,106                $32,703
Oct 97  $34,031                            $33,473                $33,178
Nov 97  $34,116                            $33,583                $33,330
Dec 97  $34,495                            $33,889                $33,665
Jan 98  $34,846                            $34,227                $34,097
Feb 98  $34,634                            $34,299                $34,072
Mar 98  $34,883                            $34,444                $34,189
Apr 98  $35,026                            $34,639                $34,368
May 98  $35,459                            $34,869                $34,694
Jun 98  $35,714                            $35,036                $34,988
Jul 98  $35,769                            $35,213                $35,062
Aug 98  $36,672                            $35,533                $35,632
Sep 98  $37,174                            $35,962                $36,467
Oct 98  $36,820                            $35,915                $36,274
Nov 98  $36,914                            $36,094                $36,480
Dec 98  $36,990                            $36,247                $36,589
Jan 99  $37,125                            $36,505                $36,850
Feb 99  $36,795                            $36,361                $36,207
Mar 99  $37,088                            $36,605                $36,408
Apr 99  $37,305                            $36,774                $36,523
May 99  $36,968                            $36,574                $36,203
Jun 99  $36,758                            $36,440                $36,087
Jul 99  $36,617                            $36,193                $35,934
Aug 99  $36,546                            $36,191                $35,916
Sep 99  $36,923                            $36,779                $36,333
Oct 99  $36,892                            $36,990                $36,467
Nov 99  $36,944                            $37,011                $36,464
Dec 99  $36,820                            $36,920                $36,289
Jan 00  $36,528                            $36,600                $36,170
Feb 00  $36,947                            $37,024                $36,607
Mar 00  $37,621                            $37,429                $37,089
Apr 00  $37,367                            $37,455                $36,983
May 00  $37,239                            $37,472                $36,967
Jun 00  $38,182                            $38,273                $37,736
Jul 00  $38,397                            $38,519                $38,078
Aug 00  $39,221                            $39,103                $38,630
Sep 00  $39,613                            $39,508                $38,872
Oct 00  $39,963                            $39,792                $39,129
Nov 00  $40,668                            $40,391                $39,769
Dec 00  $41,820                            $41,041                $40,506
Jan 01  $42,265                            $41,664                $41,168
Feb 01  $42,712                            $41,903                $41,527
Mar 01  $42,847                            $42,146                $41,735
Apr 01  $42,599                            $42,204                $41,562
May 01  $42,939                            $42,484                $41,813
Jun 01  $43,145                            $42,574                $41,970
Jul 01  $44,040                            $43,330                $42,908
Aug 01  $44,478                            $43,712                $43,400
Sep 01  $45,289                            $44,367                $43,905
Oct 01  $45,870                            $44,980                $44,824
Nov 01  $45,613                            $44,565                $44,206
Dec 01  $45,754                            $44,397                $43,925
Jan 02  $46,204                            $44,808                $44,281
Feb 02  $46,800                            $45,318                $44,710
Mar 02  $46,201                            $44,838                $43,966
Apr 02  $47,237                            $45,687                $44,819
May 02  $47,553                            $46,019                $45,199
Jun 02  $48,017                            $46,398                $45,590
Jul 02  $48,829                            $46,930                $46,140
Aug 02  $49,597                            $47,299                $46,919
Sep 02  $50,046                            $47,634                $47,679
Oct 02  $50,196                            $47,817                $47,461

VALUE OF $25,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 6/17/1993

                  TCW GALILEO TOTAL RETURN BOND FUND - N CLASS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUALIZED TOTAL RETURN
1-Year                           3-Year  Since Inception
9.40%                            10.61%            8.36%

                 LEHMAN MORTGAGE
          FUND  BACKED SECURITIES  LEHMAN AGGREGATE BOND
MAR 99  $2,019             $2,013                 $2,011
APR 99  $2,030             $2,023                 $2,017
MAY 99  $2,006             $2,012                 $2,000
JUN 99  $1,987             $2,004                 $1,993
JUL 99  $1,970             $1,991                 $1,985
AUG 99  $1,966             $1,991                 $1,984
SEP 99  $1,986             $2,023                 $2,007
OCT 99  $1,984             $2,035                 $2,014
NOV 99  $1,985             $2,036                 $2,014
DEC 99  $1,978             $2,031                 $2,004
JAN 00  $1,963             $2,013                 $1,998
FEB 00  $1,985             $2,036                 $2,022
MAR 00  $2,022             $2,059                 $2,049
APR 00  $2,007             $2,060                 $2,043
MAY 00  $1,998             $2,061                 $2,042
JUN 00  $2,051             $2,105                 $2,084
JUL 00  $2,060             $2,119                 $2,103
AUG 00  $2,106             $2,151                 $2,134
SEP 00  $2,124             $2,173                 $2,147
OCT 00  $2,144             $2,189                 $2,161
NOV 00  $2,186             $2,222                 $2,197
DEC 00  $2,248             $2,257                 $2,238
JAN 01  $2,269             $2,292                 $2,274
FEB 01  $2,294             $2,306                 $2,294
MAR 01  $2,299             $2,319                 $2,305
APR 01  $2,286             $2,322                 $2,296
MAY 01  $2,301             $2,338                 $2,310
JUN 01  $2,315             $2,343                 $2,318
JUL 01  $2,361             $2,384                 $2,370
AUG 01  $2,384             $2,405                 $2,398
SEP 01  $2,427             $2,441                 $2,425
OCT 01  $2,454             $2,475                 $2,476
NOV 01  $2,439             $2,452                 $2,442
DEC 01  $2,443             $2,443                 $2,426
JAN 02  $2,469             $2,465                 $2,446
FEB 02  $2,501             $2,493                 $2,470
MAR 02  $2,474             $2,467                 $2,429
APR 02  $2,528             $2,514                 $2,476
MAY 02  $2,545             $2,532                 $2,497
JUN 02  $2,569             $2,553                 $2,518
JUL 02  $2,611             $2,582                 $2,549
AUG 02  $2,651             $2,602                 $2,592
SEP 02  $2,677             $2,621                 $2,634
OCT 02  $2,685             $2,631                 $2,622

VALUE OF $2,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 3/1/1999

TCW GALILEO MONEY MARKET FUND
                                                                          [ICON]
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 2002

 PRINCIPAL
  AMOUNT     FIXED INCOME SECURITIES                      VALUE
-----------  -----------------------                   ------------

             AGENCY SECURITIES (10.3% OF NET ASSETS)
$20,000,000  Federal Home Loan Mortgage Corp.,
               1.695%, due 12/26/02                    $ 19,948,208
 10,000,000  Federal Home Loan Mortgage Corp., 2.02%,
               due 09/05/03                              10,000,000
 18,300,000  Federal National Mortgage Association,
               1.7%, due 12/20/02                        18,257,656
  5,000,000  Student Loan Marketing Association,
               1.69%, due 11/08/02                        4,998,356
                                                       ------------
             TOTAL AGENCY SECURITIES (COST:
               $53,204,220)                              53,204,220
                                                       ------------
             COMMERCIAL PAPER (61.8%)
 20,000,000  ABN Amro North America, Inc., 1.75%, due
               11/04/02                                  19,997,084
 10,000,000  American Express Credit Corp., 1.75%,
               due 11/04/02                               9,998,542
 10,000,000  American Express Credit Corp., 1.75%,
               due 11/05/02                               9,998,056
 15,000,000  Barclays US Funding Corp., 1.75%, due
               11/07/02                                  14,995,625
 20,000,000  BMW US Capital Corp., 1.75%, due
               11/01/02                                  20,000,000
  4,750,000  BMW US Capital Corp., 1.8%, due 11/04/02     4,749,287
  5,300,000  Dresdner US Finance, Inc., 1.68%, due
               11/04/02                                   5,299,258
 15,495,000  Dresdner US Finance, Inc., 1.75%, due
               01/07/03                                  15,444,534
 20,000,000  Goldman Sachs Group, Inc., 1.7%, due
               11/20/02                                  19,982,055
 16,400,000  Honda Motor Corp., 1.72%, due 11/06/02      16,396,082
  2,604,000  Honda Motor Corp., 1.74%, due 11/18/02       2,601,860
  5,000,000  Honda Motor Corp., 1.76%, due 11/04/02       4,999,267
  4,750,000  Kraft Foods, Inc., 1.72%, due 11/01/02       4,750,000
  7,125,000  Kraft Foods, Inc., 1.74%, due 11/06/02       7,123,278
 10,000,000  Kraft Foods, Inc., 1.77%, due 11/05/02       9,998,033
 10,100,000  Merck & Co., Inc., 1.68%, due 11/15/02      10,093,401
 10,000,000  Merck & Co., Inc., 1.75%, due 11/05/02       9,998,056
  8,850,000  Metlife Funding, Inc., 1.68%, due
               12/19/02                                   8,830,176
 10,000,000  Metlife Funding, Inc., 1.7%, due
               12/05/02                                   9,983,944
  7,700,000  Paccar Financial Corp., 1.72%, due
               11/12/02                                   7,695,953
 10,000,000  Paccar Financial Corp., 1.72%, due
               12/05/02                                   9,983,756
 10,510,000  Pitney Bowes, Inc., 1.73%, due 11/04/02     10,508,485
  8,100,000  Prudential Funding Corp., 1.73%, due
               11/06/02                                   8,098,054
  3,470,000  Schering Corp., 1.72%, due 12/19/02          3,462,042
 13,250,000  Schering Corp., 1.87%, due 11/01/02         13,250,000
 20,000,000  Toyota Motor Credit Corp., 1.73%, due
               11/05/02                                  19,996,156
 20,000,000  UBS America, Inc., 1.89%, due 11/01/02      20,000,000
 20,000,000  USAA Capital Corp., 1.72%, due 11/01/02     20,000,000
                                                       ------------
             TOTAL COMMERCIAL PAPER (COST:
               $318,232,984)                            318,232,984
                                                       ------------
             CORPORATE FIXED INCOME SECURITIES
               (24.5%)
  5,000,000  Citigroup, Inc., 6.38%, due 11/12/02         5,006,031
  8,000,000  General Electric Capital Corp., 6.81%,
               due 11/03/03                               8,378,478
  6,000,000  General Electric Capital Corp., 7%, due
               02/03/03                                   6,068,644
  8,000,000  Heller Financial, Inc., 6.4%, due
               01/15/03                                   8,062,588
  2,000,000  International Lease Finance Corp.,
               5.75%, due 01/15/03                        2,012,857
  3,000,000  International Lease Finance Corp.,
               6.75%, due 11/01/02                        3,000,000
 10,000,000  International Lease Finance Corp., 6.8%,
               due 11/15/02                              10,016,411

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
13

TCW GALILEO MONEY MARKET FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

 PRINCIPAL
  AMOUNT                                                  VALUE
-----------                                            ------------
             CORPORATE FIXED INCOME SECURITIES
             (CONTINUED)
$ 5,200,000  International Lease Finance Corp., 7.3%,
               due 04/28/03                            $  5,298,779
 10,000,000  Merrill Lynch & Co., Inc., 5.61%, due
               01/29/03                                  10,074,293
  5,686,000  Merrill Lynch & Co., Inc., 6%, due
               02/12/03                                   5,742,054
 10,000,000  Morgan Stanley Dean Witter & Co.,
               6.875%, due 03/01/03                      10,142,980
 12,553,000  Morgan Stanley Dean Witter & Co.,
               7.125%, due 01/15/03                      12,668,860
 10,000,000  Salomon Smith Barney, Inc., 6.25%, due
               05/15/03                                  10,184,999
  5,250,000  Salomon Smith Barney, Inc., 6.75%, due
               08/15/03                                   5,437,212
  5,390,000  Wal-Mart Stores, Inc., 3.25%, due
               09/29/03                                   5,452,106
 10,000,000  Wal-Mart Stores, Inc., 4.375%, due
               08/01/03                                  10,152,725
  8,135,000  Wells Fargo & Co., 7.2%, due 05/01/03        8,318,641
                                                       ------------
             TOTAL CORPORATE FIXED INCOME SECURITIES
               (COST: $126,017,658)                     126,017,658
                                                       ------------
             TOTAL FIXED INCOME SECURITIES (COST:
               $497,454,862) (96.6%)                    497,454,862
                                                       ------------

             SHORT-TERM INVESTMENTS
             ----------------------
     62,400  Investors Bank & Trust Depository
               Reserve, 1.05%, due 11/01/02                  62,400
 16,200,000  Morgan Stanley, Repurchase Agreement,
               dated 10/31/02, 1.83%, due 11/01/02
               (collateralized by a U.S. Treasury
               Bond, 6.25%, due 08/15/23, valued at
               $16,524,548)                              16,200,000
                                                       ------------
             TOTAL SHORT-TERM INVESTMENTS (COST:
               $16,262,400) (3.2%)                       16,262,400
                                                       ------------
             TOTAL INVESTMENTS (COST: $513,717,262)
               (99.8%)                                  513,717,262
             EXCESS OF OTHER ASSETS OVER LIABILITIES
               (0.2%)                                     1,099,945
                                                       ------------
             NET ASSETS (100.0%)                       $514,817,207
                                                       ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
14

TCW GALILEO CORE FIXED INCOME FUND
                                                                          [ICON]
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 2002

 PRINCIPAL
  AMOUNT     FIXED INCOME SECURITIES                      VALUE
-----------  -----------------------                   -----------

             CORPORATE BONDS

             AEROSPACE/DEFENSE (0.4% OF NET ASSETS)
$    50,000  BE Aerospace, Inc., 8%, due 03/01/08      $    33,000
    150,000  Lockheed Martin Corp., 8.2%, due
               12/01/09                                    180,672
     55,000  Sequa Corp., 8.875%, due 04/01/08              45,650
                                                       -----------
             TOTAL AEROSPACE/DEFENSE                       259,322
                                                       -----------
             AIRLINES (0.0%)
     10,000  Petroleum Helicopters, Inc., 9.375%, due
               05/01/09                                     10,450
                                                       -----------
             AUTOMOTIVE (1.7%)
     25,000  ArvinMeritor, Inc., 8.75%, due 03/01/12        23,750
     25,000  Collins & Aikman Floor Cover, Series B,
               9.75%, due 02/15/10                          24,125
    225,000  Daimler-Chrysler NA, 6.4%, due 05/15/06       238,156
     75,000  Dana Corp., 9%, due 08/15/11                   69,000
    100,000  Dana Corp., 10.125%, due 03/15/10              97,000
    175,000  Ford Motor Co., 7.45%, due 07/16/31           134,293
    200,000  Ford Motor Credit Corp., 6.5%, due
               01/25/07                                    184,390+
    150,000  General Motors Acceptance Corp., 7.5%,
               due 07/15/05                                154,548
     35,000  Hayes Lemmerz International, Inc.,
               8.25%, due 12/15/08                             700#
     10,000  Hayes Wheels, Inc., Sr. Sub. Notes, 11%,
               due 07/15/06                                    200#
     20,000  Metaldyne Corp., (144A), 11%, due
               06/15/12                                     15,600*
     50,000  Navistar International Corp., 8%, due
               02/01/08                                     38,000
     50,000  Navistar International Corp., 9.375%,
               due 06/01/06                                 44,500
                                                       -----------
             TOTAL AUTOMOTIVE                            1,024,262
                                                       -----------
             BANKING & FINANCIAL SERVICES (8.3%)
     50,000  AmeriCredit Corp., (144A), 9.25%, due
               05/01/09                                     38,250* +
    275,000  Asian Development Bank, 6.75%, due
               06/11/07 (Supranational)                    317,133
    200,000  Associates Corp. of North America,
               5.75%, due 11/01/03                         206,354
     50,000  Associates Corp. of North America, 5.8%,
               due 04/20/04                                 52,430
    300,000  Bank of America Corp., 6.625%, due
               06/15/04                                    321,063
    225,000  Bank One Corp., 6.5%, due 02/01/06            245,518
     75,000  Bear Stearns Co., Inc., 5.7%, due
               11/15/14                                     75,000
    300,000  Boeing Capital Corp., 7.1%, due 09/27/05      321,966
     50,000  CB Richard Ellis Services, Inc., 11.25%,
               due 06/15/11                                 43,500+
    175,000  Corp Andina de Fomento, 8.875%, due
               06/01/05 (Supranational)                    192,955
    300,000  Countrywide Home Loans, Inc., 5.25%, due
               06/15/04                                    309,774
     50,000  FelCor Lodging Trust, Inc., 8.5%, due
               06/01/11                                     46,250
    100,000  FelCor Lodging Trust, Inc., 9.5%, due
               09/15/08                                     98,125
    200,000  First Union National Bank, 7.8%, due
               08/18/10                                    239,010
     50,000  Forest City Enterprises, Inc., 8.5%, due
               03/15/08                                     50,000
    125,000  General Electric Capital Corp., 5.875%,
               due 02/15/12                                131,891
    175,000  Goldman Sachs Group, Inc., 6.65%, due
               05/15/09                                    190,113
    150,000  Host Marriott Corp., 9.5%, due 01/15/07       149,250
    175,000  Household Finance Corp., 8%, due
               05/09/05                                    164,885

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
15

TCW GALILEO CORE FIXED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

 PRINCIPAL
  AMOUNT                                                  VALUE
-----------                                            -----------
             BANKING & FINANCIAL SERVICES (CONTINUED)
$   250,000  International Bank of Reconstruction &
               Development, 5%, due 03/28/06           $   268,452
    150,000  Lehman Brothers Holdings, Inc., 6.25%,
               due 05/15/06                                161,791
    100,000  Lehman Brothers Holdings, Inc., 7.75%,
               due 01/15/05                                110,156
     65,000  Majestic Investor Holdings, LLC,
               11.653%, due 11/30/07                        56,550
     40,000  Meditrust Corp., 7%, due 08/15/07              37,900
    250,000  Mellon Funding Corp., 4.875%, due
               06/15/07                                    263,362
     15,000  Meristar Hospitality Corp., 9.125%, due
               01/15/11                                     12,112
     50,000  Meristar Hospitality Corp., 10.5%, due
               06/15/09                                     43,125
    200,000  Morgan Stanley Dean Witter & Co., 6.75%,
               due 04/15/11                                216,700
    225,000  National Rural Utilities Cooperative
               Finance Corp., 8%, due 03/01/32             241,749
     10,000  RFS Partnership L.P., 9.75%, due
               03/01/12                                      9,950
    225,000  Simon Property Group, Inc., 6.375%, due
               11/15/07                                    241,954+
    225,000  Wells Fargo & Co., 6.45%, due 02/01/11        250,162+
     25,000  Western Financial Bank, 9.625%, due
               05/15/12                                     23,750
                                                       -----------
             TOTAL BANKING & FINANCIAL SERVICES          5,131,180
                                                       -----------
             BEVERAGES, FOOD & TOBACCO (0.9%)
    125,000  Anheuser Busch Co., Inc., 5.75%, due
               04/01/10                                    134,011
    100,000  Coca-Cola Enterprises, Inc., 6.95%, due
               11/15/26                                    109,904
    125,000  ConAgra Foods, Inc., 6.75%, due 09/15/11      141,068
     50,000  Dean Foods Co., 8.15%, due 08/01/07            51,250
    100,000  Kellogg Co., 7.45%, due 04/01/31              118,107
                                                       -----------
             TOTAL BEVERAGES, FOOD & TOBACCO               554,340
                                                       -----------
             BUILDING MATERIALS (0.1%)
     25,000  Technical Olympic USA, Inc., (144A), 9%,
               due 07/01/10                                 21,500*
     35,000  Technical Olympic USA, Inc., (144A),
               10.375%, due 07/01/12                        28,350*
                                                       -----------
             TOTAL BUILDING MATERIALS                       49,850
                                                       -----------
             CHEMICALS (0.8%)
     25,000  Acetex Corp., 10.875%, due 08/01/09
               (Canada)                                     26,000
    125,000  Dow Chemical Co., 6.125%, due 02/01/11        122,967
     25,000  Foamex International, Inc., (144A),
               10.75%, due 04/01/09                         14,000*
    100,000  Hercules, Inc., 11.125%, due 11/15/07         110,000
     15,000  Huntsman International LLC, 9.875%, due
               03/01/09                                     14,850+
     45,000  ISP Chemco, 10.25%, due 07/01/11               45,675
     25,000  ISP Holdings, Inc., 10.625%, due
               12/15/09                                     22,500
    100,000  Lyondell Chemical Companies, Inc., 9.5%,
               due 12/15/08                                 93,500
     25,000  Lyondell Chemical Companies, Inc.,
               11.125%, due 07/15/12                        24,375
     20,000  Methanex Corp., 8.75%, due 08/15/12            20,600
                                                       -----------
             TOTAL CHEMICALS                               494,467
                                                       -----------
             COMMERCIAL SERVICES (1.0%)
    100,000  Allied Waste Industries, Inc., 8.875%,
               due 04/01/08                                100,000
     25,000  Allied Waste North America, 8.5%, due
               12/01/08                                     24,500

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                                                                OCTOBER 31, 2002

 PRINCIPAL
  AMOUNT                                                  VALUE
-----------                                            -----------
             COMMERCIAL SERVICES (CONTINUED)
$    50,000  Rent-A-Center, Inc., 11%, due 08/15/08    $    53,000
     50,000  Service Corp. International, 6.875%, due
               10/01/07                                     41,500
     25,000  Service Corp. International, 7.7%, due
               04/15/09                                     21,125+
    150,000  Stericycle, Inc., 12.375%, due 11/15/09       171,750
     50,000  Stewart Enterprises, Inc., 10.75%, due
               07/01/08                                     54,250
     10,000  United Rentals, Inc., 9%, due 04/01/09          7,100+
     25,000  United Rentals, Inc., 10.75%, due
               04/15/08                                     23,500
     50,000  Vicar Operating, Inc., 9.875%, due
               12/01/09                                     53,500
     35,000  Williams Scotsman, Inc., 9.875%, due
               06/01/07                                     28,350
     25,000  Xerox Corp., 6.25%, due 11/15/26               23,500
     25,000  Xerox Corp., 7.15%, due 08/01/04               22,125+
                                                       -----------
             TOTAL COMMERCIAL SERVICES                     624,200
                                                       -----------
             COMMUNICATIONS (0.0%)
     25,000  Avaya, Inc., 11.125%, due 04/01/09             19,500
                                                       -----------
             COMPUTER SERVICES (0.5%)
     56,000  Anteon Corp., 12%, due 05/15/09                60,480
    125,000  IBM Corp., 6.5%, due 01/15/28                 129,654
     25,000  infoUSA, Inc., 9.5%, due 06/15/08              25,031
    100,000  Solectron Corp., 9.625%, due 02/15/09          90,000+
                                                       -----------
             TOTAL COMPUTER SERVICES                       305,165
                                                       -----------
             CONSTRUCTION (0.3%)
    100,000  Atrium Companies, Inc., 10.5%, due
               05/01/09                                     94,000
     30,000  Building Materials Corp., Series B,
               7.75%, due 07/15/05                          23,400
     25,000  Hovnanian Enterprises, Inc., 8.875%, due
               04/01/12                                     21,500+
     50,000  Hovnanian Enterprises, Inc., 10.5%, due
               10/01/07                                     52,500
     15,000  Standard Pacific Corp., 9.5%, due
               09/15/10                                     15,225
                                                       -----------
             TOTAL CONSTRUCTION                            206,625
                                                       -----------
             CONTAINERS & PACKAGING (0.4%)
     50,000  BWAY Corp., 10.25%, due 04/15/07               51,500
     75,000  Consolidated Container Companies, LLC,
               10.125%, due 07/15/09                        45,000
     25,000  Huntsman Packaging Corp., 13%, due
               06/01/10                                     19,750
     25,000  Owens-Illinois, Inc., 7.15%, due
               05/15/05                                     23,750
     25,000  Owens-Illinois, Inc., 7.5%, due 05/15/10       22,250
     25,000  Plastipak Holdings, Inc., 10.75%, due
               09/01/11                                     26,125
    150,000  U.S. Can Corp., 12.375%, due 10/01/10          60,000
                                                       -----------
             TOTAL CONTAINERS & PACKAGING                  248,375
                                                       -----------
             ELECTRIC UTILITIES (0.2%)
    100,000  Hydro-Quebec, 6.3%, due 05/11/11
               (Canada)                                    112,618
                                                       -----------
             ELECTRONICS (0.2%)
     75,000  Fairchild Semiconductor Corp., 10.5%,
               due 02/01/09                                 79,500+
      5,000  ON Semiconductor Corp., (144A), 12%, due
               05/15/08                                      3,050*

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SCHEDULE OF INVESTMENTS (CONTINUED)

 PRINCIPAL
  AMOUNT                                                  VALUE
-----------                                            -----------
             ELECTRONICS (CONTINUED)
$    10,000  Stoneridge, Inc., 11.5%, due 05/01/12     $     8,300
     50,000  USI American Holdings, Inc., 7.25%, due
               12/01/06                                     44,000
                                                       -----------
             TOTAL ELECTRONICS                             134,850
                                                       -----------
             ENERGY & OIL SERVICES (1.2%)
    225,000  Amerada Hess Corp., 5.9%, due 08/15/06        240,280
    100,000  Anadarko Petroleum Corp., 7.2%, due
               03/15/29                                    108,031
    100,000  Chesapeake Energy Corp., 8.125%, due
               04/01/11                                    102,500
     15,000  Chesapeake Energy Corp., 9%, due
               08/15/12                                     15,675
    100,000  Coastal Corp., 6.95%, due 06/01/28             59,000
     25,000  Magnum Hunter Resources, Inc., 9.6%, due
               03/15/12                                     26,375
     20,000  Magnum Hunter Resources, Inc., 10%, due
               06/01/07                                     20,900
    125,000  Pride International, Inc., 10%, due
               06/01/09                                    135,000
                                                       -----------
             TOTAL ENERGY & OIL SERVICES                   707,761
                                                       -----------
             ENTERTAINMENT & LEISURE (1.0%)
     20,000  Hollywood Casino Corp., 13%, due
               08/01/06                                     20,800
     25,000  Mandalay Resort Group, 9.375%, due
               02/15/10                                     25,812+
     50,000  Mandalay Resort Group, 10.25%, due
               08/01/07                                     53,250
     15,000  MGM Mirage, Inc., 8.5%, due 09/15/10           16,125
    150,000  Park Place Entertainment, Inc., 9.375%,
               due 02/15/07                                158,250
     50,000  Regal Cinemas, Inc., 9.375%, due
               02/01/12                                     52,250
    100,000  Six Flags, Inc., 9.5%, due 02/01/09            90,500
     75,000  Travel Centers of America, Inc., 12.75%,
               due 05/01/09                                 78,750
    125,000  Trump Atlantic City Associates, 11.25%,
               due 05/01/06                                 93,750
                                                       -----------
             TOTAL ENTERTAINMENT & LEISURE                 589,487
                                                       -----------
             FOODS, HOTELS & RESTAURANTS (0.6%)
    100,000  Albertson's, Inc., 7.5%, due 02/15/11         114,145
     15,000  American Restaurant Group, 11.5%, due
               11/01/06                                     13,500
    100,000  DiGiorgio Corp., 10%, due 06/15/07             96,500
    100,000  Fleming Companies, Inc., 10.125%, due
               04/01/08                                     86,000+
     25,000  Great Atlantic & Pacific Tea Co., Inc.,
               9.125%, due 12/15/11                         15,500
     50,000  SC International Services, Inc., 9.25%,
               due 09/01/07                                 26,500
                                                       -----------
             TOTAL FOODS, HOTELS & RESTAURANTS             352,145
                                                       -----------
             HEALTHCARE (0.7%)
     90,000  Alliance Imaging, Inc., 10.375%, due
               04/15/11                                     93,150
     37,000  Concentra Operating Corp., 13%, due
               08/15/09                                     36,260
     70,000  Hudson Respiratory Care, Inc., 9.125%,
               due 04/15/08                                 28,000
     25,000  Insight Health Services Corp., 9.875%,
               due 11/01/11                                 23,875
     25,000  Magellan Health Services, Inc., (144A),
               9.375%, due 11/15/07                         15,750*
     25,000  Prime Medical Services, Inc., 8.75%, due
               04/01/08                                     23,750
    125,000  Tenet Healthcare Corp., 6.5%, due
               06/01/12                                    133,434
     48,000  Unilab Finance Corp., 12.75%, due
               10/01/09                                     55,680
                                                       -----------
             TOTAL HEALTHCARE                              409,899
                                                       -----------

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                                                                OCTOBER 31, 2002

 PRINCIPAL
  AMOUNT                                                  VALUE
-----------                                            -----------
             HOME CONSTRUCTION, FURNISHINGS &
               APPLIANCES (0.2%)
$    75,000  D.R. Horton, Inc., 10%, due 04/15/06      $    75,750
     25,000  Nortek, Inc., 9.875%, due 06/15/11             23,500
                                                       -----------
             TOTAL HOME CONSTRUCTION, FURNISHINGS &
               APPLIANCES                                   99,250
                                                       -----------
             HOUSEHOLD PRODUCTS (0.2%)
     25,000  Home Interiors & Gifts, Inc., 10.125%,
               due 06/01/08                                 23,750
    100,000  Procter & Gamble Co., 6.875%, due
               09/15/09                                    116,574
                                                       -----------
             TOTAL HOUSEHOLD PRODUCTS                      140,324
                                                       -----------
             INSURANCE (0.4%)
    125,000  Metlife, Inc., 6.125%, due 12/01/11           132,346
    125,000  Progressive Corp., 6.375%, due 01/15/12       134,575
                                                       -----------
             TOTAL INSURANCE                               266,921
                                                       -----------
             MACHINERY (0.3%)
     90,000  AGCO Corp., 9.5%, due 05/01/08                 94,500
    100,000  Caterpillar, Inc., 7.3%, due 05/01/31         115,893
                                                       -----------
             TOTAL MACHINERY                               210,393
                                                       -----------
             MEDIA--BROADCASTING & PUBLISHING (3.4%)
     20,000  American Achievement Corp., 11.625%, due
               01/01/07                                     20,600
     75,000  American Media Operations, Inc., Series
               B, 10.25%, due 05/01/09                      77,437
     25,000  Charter Communications Holdings, LLC,
               0%, due 04/01/11                              7,750
     25,000  Charter Communications Holdings, LLC,
               10%, due 05/15/11                            10,750
    100,000  Charter Communications, Inc., 8.625%,
               due 04/01/09                                 43,000
    125,000  Comcast Cable Communications Corp.,
               6.75%, due 01/30/11                         119,375
     20,000  Comcast Cable Communications Corp.,
               8.125%, due 05/01/04                         20,250
     65,000  CSC Holdings, Inc., 7.625%, due 04/01/11       52,650
     45,000  CSC Holdings, Inc., 7.875%, due 12/15/07       37,125
     50,000  CSC Holdings, Inc., 8.125%, due 07/15/09       41,000
     50,000  Dex Media East, LLC, (144A), 9.875%, due
               11/15/09                                     51,500*
     50,000  Dex Media East, LLC, (144A), 12.125%,
               due 11/15/12                                 51,375*
     20,000  Garden State Newspapers, Inc., 8.625%,
               due 07/01/11                                 19,800
     15,000  Garden State Newspapers, Inc., 8.75%,
               due 10/01/09                                 14,850
     10,000  K-III Communications Corp., 8.5%, due
               02/01/06                                      8,700
     60,000  LBI Media, Inc., (144A), 10.125%, due
               07/15/12                                     62,250* +
     10,000  Mastec, Inc., 7.75%, due 02/01/08               7,400
     50,000  Mediacom Broadband, LLC, 11%, due
               07/15/13                                     42,500
    225,000  News America Holdings, 8.5%, due
               02/15/05                                    237,139
     35,000  PanAmSat Corp., 6.125%, due 01/15/05           34,125
     75,000  PanAmSat Corp., (144A), 8.75%, due
               02/01/12                                     67,500*
     60,000  Primedia, Inc., 8.875%, due 05/15/11           51,000
     40,000  Quebecor Media, Inc., 11.125%, due
               07/15/11                                     28,400
     75,000  Radio One, Inc., 8.875%, due 07/01/11          79,875+

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--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

 PRINCIPAL
  AMOUNT                                                  VALUE
-----------                                            -----------
             MEDIA--BROADCASTING & PUBLISHING
             (CONTINUED)
$   125,000  Sinclair Broadcast Group, Inc., 8%, due
               03/15/12                                $   126,562
    100,000  Sinclair Broadcast Group, Inc., 8.75%,
               due 12/15/11                                105,000
     75,000  Spanish Broadcasting System, Inc.,
               9.625%, due 11/01/09                         76,125
    200,000  Time Warner Entertainment, Inc., 7.25%,
               due 09/01/08                                199,250
     45,000  Vertis, Inc., 10.875%, due 06/15/09            45,000+
    175,000  Viacom, Inc., 5.625%, due 05/01/07            188,473+
     25,000  Von Hoffman Corp., 10.25%, due 03/15/09        23,000
     75,000  WRC Media Corp., 12.75%, due 11/15/09          68,250
     25,000  Young Broadcasting, Inc., 8.5%, due
               12/15/08                                     25,312
     66,000  Young Broadcasting, Inc., 10%, due
               03/01/11                                     61,050+
                                                       -----------
             TOTAL MEDIA--BROADCASTING & PUBLISHING      2,104,373
                                                       -----------
             MEDICAL SUPPLIES (0.1%)
     35,000  Hanger Orthopedic Group, Inc., 10.375%,
               due 02/15/09                                 37,275
     40,000  Medquest, Inc., (144A), 11.875%, due
               08/15/12                                     39,400*
                                                       -----------
             TOTAL MEDICAL SUPPLIES                         76,675
                                                       -----------
             METALS (0.7%)
     25,000  AK Steel Corp., (144A), 7.75%, due
               06/15/12                                     24,500*
    100,000  Alcoa, Inc., 7.375%, due 08/01/10             115,842
    175,000  International Wire Group, Inc., 11.75%,
               due 06/01/05                                108,500
     50,000  Neenah Corp., 11.125%, due 05/01/07            19,000
     25,000  Oregon Steel Mills, Inc., (144A), 10%,
               due 07/15/09                                 25,000*
     25,000  Steel Dynamics, Inc., (144A), 9.5%, due
               03/15/09                                     26,000*
      5,000  Trimas Corp., (144A), 9.875%, due
               06/15/12                                      4,750*
     30,000  U.S. Steel Group, 10.75%, due 08/01/08         29,400
     45,000  Wolverine Tube, Inc., 10.5%, due
               04/01/09                                     41,850
     15,000  Wolverine Tube, Inc., (144A), 7.375%,
               due 08/01/08                                 14,790*
                                                       -----------
             TOTAL METALS                                  409,632
                                                       -----------
             OIL & GAS (0.7%)
    250,000  Consolidated Natural Gas Co., 5.375%,
               due 11/01/06                                255,658
    150,000  Phillips Petroleum Co., 8.75%, due
               05/25/10 (USA)                              184,074
                                                       -----------
             TOTAL OIL & GAS                               439,732
                                                       -----------
             PAPER & FOREST PRODUCTS (1.1%)
     35,000  Caraustar Industries, Inc., 9.875%, due
               04/01/11                                     35,700
     25,000  Fort James Corp., 6.7%, due 11/15/03           23,750
     25,000  Georgia-Pacific Corp., 7.5%, due
               05/15/06                                     22,000+
     80,000  Georgia-Pacific Corp., 8.125%, due
               05/15/11                                     68,800+
    175,000  International Paper Co., 6.75%, due
               09/01/11                                    190,622+
     50,000  Smurfit-Stone Container Corp., (144A),
               8.25%, due 10/01/12                          50,250*
    125,000  Stone Container Corp., 9.25%, due
               02/01/08                                    132,500
    125,000  Tembec Industries, Inc., 7.75%, due
               03/15/12                                    122,870
     25,000  Tembec Industries, Inc., 8.5%, due
               02/01/11                                     25,250
                                                       -----------
             TOTAL PAPER & FOREST PRODUCTS                 671,742
                                                       -----------

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
                                                                          [ICON]
--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2002

 PRINCIPAL
  AMOUNT                                                  VALUE
-----------                                            -----------
             PHARMACEUTICALS (0.2%)
$   125,000  Merck & Co., Inc., 6.4%, due 03/01/28     $   134,791
                                                       -----------
             POLLUTION CONTROL (0.1%)
     75,000  Allied Waste North America, Inc.,
               7.875%, due 01/01/09                         72,000
                                                       -----------
             RETAIL (1.2%)
     25,000  Commemorative Brands, Inc., 11%, due
               01/15/07                                     22,000
    125,000  Federated Department Stores, Inc., 6.9%,
               due 04/01/29                                122,683
     10,000  J.C. Penney Co., Inc., 7.6%, due
               04/01/07                                      9,450
     45,000  J.C. Penney Co., Inc., (144A), 9%, due
               08/01/12                                     42,750*
     45,000  Levi Strauss & Co., Inc., 6.8%, due
               11/01/03                                     43,650
     10,000  Levi Strauss & Co., Inc., 11.625%, due
               01/15/08                                      9,825+
     75,000  Saks, Inc., 8.25%, due 11/15/08                67,500+
    175,000  Sears Roebuck & Co., 6.7%, due 04/15/12       163,286+
     50,000  The Gap, Inc., 8.15%, due 12/15/05             50,000
     25,000  Wal-Mart Stores, Inc., 4.375%, due
               07/12/07                                     26,107
    150,000  Wal-Mart Stores, Inc., 6.55%, due
               08/10/04                                    161,667
                                                       -----------
             TOTAL RETAIL                                  718,918
                                                       -----------
             TELECOMMUNICATIONS (0.5%)
     75,000  Alliance Atlantis Communications Corp.,
               13%, due 12/15/09                            79,500
      5,000  Crown Castle International Corp.,
               10.75%, due 08/01/11                          3,825+
     50,000  Echostar Communications Corp., 10.375%,
               due 10/01/07                                 51,750
     55,000  Insight Midwest, LP, 10.5%, due 11/01/10       47,575
    115,000  Nextel Communications, Inc., 9.375%, due
               11/15/09                                     98,900+
     25,000  Rogers Wireless Communications, Inc.,
               9.625%, due 05/01/11                         20,750
     10,000  Rural Cellular Corp., 9.75%, due
               01/15/10                                      4,600
                                                       -----------
             TOTAL TELECOMMUNICATIONS                      306,900
                                                       -----------
             TELEPHONE COMMUNICATIONS, EXC. RADIO
               (1.8%)
     50,000  AT&T Corp., 6%, due 03/15/09                   47,750
     75,000  AT&T Corp., 7.3%, due 11/15/11                 71,250
     30,000  AT&T Wireless Services, Inc., 7.875%,
               due 03/01/11                                 26,100
    175,000  AT&T Wireless Services, Inc., 8.125%,
               due 05/01/12                                152,250
    125,000  BellSouth Corp., 6%, due 10/15/11             133,551+
    100,000  Deutsche Telekom International Finance
               AG, 8.5%, due 06/15/10                      111,025
    125,000  SBC Communications, Inc., 5.875%, due
               02/01/12                                    131,493
     25,000  Sprint Capital Corp., 5.875%, due
               05/01/04                                     23,250
    100,000  Sprint Capital Corp., 7.125%, due
               01/30/06                                     84,000
     20,000  Sprint Capital Corp., 7.625%, due
               01/30/11                                     16,000
     95,000  Sprint Capital Corp., 8.375%, due
               03/15/12                                     78,850
     50,000  Telefonica Europe BV, 7.75%, due
               09/15/10                                     55,382
    175,000  Verizon Global Funding Corp., 7.375%,
               due 09/01/12                                191,825
                                                       -----------
             TOTAL TELEPHONE COMMUNICATIONS, EXC.
               RADIO                                     1,122,726
                                                       -----------

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
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--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

 PRINCIPAL
  AMOUNT                                                  VALUE
-----------                                            -----------
             TEXTILES, CLOTHING & FABRICS (0.1%)
$    10,000  Interface, Inc., 7.3%, due 04/01/08       $     8,200
     25,000  Interface, Inc., 10.375%, due 02/01/10         23,250
                                                       -----------
             TOTAL TEXTILES, CLOTHING & FABRICS             31,450
                                                       -----------
             TRANSPORTATION (0.7%)
    100,000  American Airlines, Inc., 7.024%, due
               10/15/09                                     91,016
    125,000  Canadian National Railway Co., 6.375%,
               due 10/15/11                                137,744
     75,000  Hornbeck-Leevac Marine Services, Inc.,
               10.625%, due 08/01/08                        76,500
     40,000  Trico Marine Services, Inc., 8.875%, due
               05/15/12                                     32,400
    100,000  Union Pacific Corp., 6.625%, due
               02/01/29                                    104,067
                                                       -----------
             TOTAL TRANSPORTATION                          441,727
                                                       -----------
             UTILITIES (0.6%)
     75,000  Calpine Canada Energy Finance, LLC,
               8.5%, due 05/01/08                           24,375
     40,000  Calpine Corp., 8.625%, due 08/15/10            12,800
    200,000  Carolina Power & Light Corp., 5.95%, due
               03/01/09                                    207,556
     25,000  CMS Energy Corp., 6.75%, due 01/15/04          20,250
     25,000  CMS Energy Corp., 7.625%, due 11/15/04         20,250
      5,000  CMS Energy Corp., 8.375%, due 07/01/03          4,200
     15,000  CMS Energy Corp., 9.875%, due 10/15/07         12,075
     30,000  Mirant Americas Generation, Inc., 7.2%,
               due 10/01/08                                 12,600
      9,353  Panda Funding Corp., 11.625%, due
               08/20/12                                      9,353
     75,000  TNP Enterprises, Inc., 10.25%, due
               04/01/10                                     64,500
                                                       -----------
             TOTAL UTILITIES                               387,959
                                                       -----------
             TOTAL CORPORATE BONDS (COST:
               $19,126,869) (30.6%)                     18,870,009
                                                       -----------
             COLLATERALIZED MORTGAGE OBLIGATIONS
               (16.6%)
    129,109  Bear Stearns Mortgage Securities, Inc.
               (97-2-A5), 6.875%, due 01/28/24             130,209
    168,335  Citicorp Mortgage Securities (98-5-A1),
               6.75%, due 03/25/25                         171,092
  2,945,168  Federal Home Loan Mortgage Corp.
               (1468-ZA), 7%, due 02/15/22 (PAC)         3,064,211
    781,000  Federal Home Loan Mortgage Corp.
               (1588-QD), 6.5%, due 09/15/23 (PAC)         837,513
  1,000,000  Federal Home Loan Mortgage Corp.
               (2061-TA), 5.25%, due 10/15/27 (PAC)        985,100
    500,000  Federal Home Loan Mortgage Corp.
               (2063-PV), 6.25%, due 10/15/26 (PAC)        517,805
  2,000,000  Federal Home Loan Mortgage Corp.
               (2151-JE), 6%, due 01/15/27               2,115,086
  1,042,223  Federal National Mortgage Association
               (01-14-SH), 21.385%, due 03/25/30         1,478,705
    322,529  Financial Asset Securitization, Inc.
               (97-NAM1-A4), 7.75%, due 05/25/27           325,766
    279,600  Norwest Asset Securities Corp.
               (97-8-A4), 7.5%, due 06/25/27               279,301

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
22
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--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2002

 PRINCIPAL
  AMOUNT                                                  VALUE
-----------                                            -----------
             COLLATERALIZED MORTGAGE OBLIGATIONS
             (CONTINUED)
$    61,565  Residential Funding Mortgage Securities
               I (97-S2-A7), 7%, due 12/25/27          $    61,546
    138,952  Residential Funding Mortgage Securities
               I (97-S5-A5), 7.5%, due 04/25/27            138,748
    130,609  Residential Funding Mortgage Securities
               I (98-S8-A3), 6.5%, due 04/25/28            130,895
                                                       -----------
             TOTAL COLLATERALIZED MORTGAGE
               OBLIGATIONS (COST: $9,302,508)           10,235,977
                                                       -----------
             FOREIGN GOVERNMENT BONDS & NOTES (9.9%)
EUR 1,175,000 Federal Republic of Germany, 5.25%, due
               01/04/08                                  1,239,237
CAD   475,000 Government of Canada, 5%, due 09/01/04       312,924
CAD   345,000 Government of Canada, 5.5%, due 06/01/10     229,677
EUR 1,321,000 Government of France, 5.25%, due
               04/25/08                                  1,389,555
EUR   110,000 Government of Portugal, 5.375%, due
               06/23/08                                    115,839
EUR   525,000 Government of Spain, 5.15%, due 07/30/09     547,047
EUR   230,000 Hellenic Republic, 6%, due 2/19/06
               (Greece)                                    244,214
EUR    69,000 Hypothekenbank in Essen AG, (144A),
               4.25%, due 07/06/09 (Germany)                67,352*
EUR    50,000 Hypothekenbank in Essen AG, 4.25%, due
               07/06/09 (Germany)                           48,505
EUR   610,000 Italian Government Bond, 5%, due
               05/01/08                                    632,958
EUR   200,000 Kingdom of Belgium, 6.25%, due 03/28/28      216,321
DKK   645,000 Kingdom of Denmark, 7%, due 12/15/04          91,885
SEK  1,705,000 Kingdom of Sweden, 5%, due 01/15/04         187,947
$   100,000  Province of Manitoba, 5.5%, due 10/01/08
               (Canada)                                    110,119
$   100,000  Province of Quebec, 7.5%, due 09/15/29
               (Canada)                                    122,594
EUR   235,000 Republic of Ireland, 4%, due 04/18/10        226,321
$   175,000  Republic of Korea, 8.875%, due 04/15/08       215,059
$   100,000  United Mexican States Global Bond,
               9.875%, due 02/01/10                        115,750
                                                       -----------
             TOTAL FOREIGN GOVERNMENT BONDS & NOTES
               (COST: $5,600,419)                        6,113,304
                                                       -----------
             U.S. GOVERNMENT AGENCY OBLIGATIONS
               (19.0%)
    550,000  Federal Home Loan Mortgage Corp., 5.25%,
               due 01/15/06                                594,583
    400,000  Federal Home Loan Mortgage Corp., 7%,
               due 07/15/05                                448,608
  1,000,000  Federal Home Loan Mortgage Corp., Pool
               #555051, 4.95%, due 11/01/32              1,017,500
  2,214,372  Federal Home Loan Mortgage Corp., Pool
               #C59364, 6.5%, due 10/01/31               2,296,038
  1,873,169  Federal Home Loan Mortgage Corp., Pool
               #C66957, 6.5%, due 05/01/32               1,945,681
  1,927,999  Federal Home Loan Mortgage Corp., Pool
               #C90526, 5.5%, due 02/01/22               1,970,781
    400,000  Federal National Mortgage Association,
               4.75%, due 01/02/07                         420,072

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
23
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--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

 PRINCIPAL
  AMOUNT                                                  VALUE
-----------                                            -----------
             U.S. GOVERNMENT AGENCY OBLIGATIONS
             (CONTINUED)
    650,000  Federal National Mortgage Association,
               5.5%, due 07/18/12                          668,707
$   400,000  Federal National Mortgage Association,
               6%, due 05/15/08                        $   449,168
    999,153  Federal National Mortgage Association,
               Pool #661871, 6%, due 10/01/32            1,026,940
    800,000  Student Loan Marketing Association, 5%,
               due 06/30/04                                841,936
                                                       -----------
             TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
               (COST: $11,343,844)                      11,680,014
                                                       -----------
             U.S. TREASURY BILLS (0.4%)
    200,000  U.S. Treasury Bill, 5%, due 08/15/11          217,764
                                                       -----------
             U.S. TREASURY BONDS (4.3%)
    350,000  U.S. Treasury Bonds, 6.125%, due
               11/15/27                                    397,961
    850,000  U.S. Treasury Bonds, 7.125%, due
               02/15/23                                  1,071,697
    650,000  U.S. Treasury Bonds, 8.5%, due 02/15/20       919,649
    150,000  U.S. Treasury Bonds, 11.25%, due
               02/15/15                                    247,937
                                                       -----------
             TOTAL U.S. TREASURY BONDS (COST:
               $2,544,047)                               2,637,244
                                                       -----------
             U.S. TREASURY NOTES (4.5%)
    650,000  U.S. Treasury Notes, 2.875%, due
               06/30/04                                    663,566
  1,750,000  U.S. Treasury Notes, 3%, due 02/29/04       1,785,350
    100,000  U.S. Treasury Notes, 4.75%, due 11/15/08      108,632
    200,000  U.S. Treasury Notes, 5.75%, due 11/15/05      221,162+
                                                       -----------
             TOTAL U.S. TREASURY NOTES (COST:
               $2,737,696)                               2,778,710
                                                       -----------
             TOTAL FIXED INCOME SECURITIES (COST:
               $50,874,643) (85.3%)                     52,533,022
                                                       -----------

 NUMBER OF
  SHARES,
 WARRANTS,
 OR RIGHTS   EQUITY SECURITIES
-----------  -----------------
        220  Insilco Corp., Warrants, expire 08/15/07           --**
        225  Travel Centers of America, Inc.,
               Warrants, expire 05/01/09                     2,250**
         67  WRC Media Corp., (144A), Common Stock              --* **
                                                       -----------
             TOTAL EQUITY SECURITIES (COST: $0)
               (0.0%)                                        2,250
                                                       -----------

 PRINCIPAL
  AMOUNT     SHORT-TERM INVESTMENTS
-----------  ----------------------
$    93,239  Bank of Montreal, 1.75%, due 11/26/02          93,239***
     94,599  BNP Paribas, 1.81%, due 11/01/02               94,599***
    472,993  Canadian Imperial Bank of Commerce,
               1.88%, due 11/04/02                         472,993***
  1,506,761  Foreign Currency Call Accounts              1,520,542
    189,197  Harris Trust & Savings Bank, 1.77%, due
               11/18/02                                    189,197***
  6,349,476  Investors Bank & Trust Depository
               Reserve, 1.05%, due 11/01/02              6,349,476
     94,599  Jupiter Securitization Corp., 1.78%, due
               11/20/02                                     94,599***

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--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2002

 PRINCIPAL
  AMOUNT                                                  VALUE
-----------                                            -----------
     94,599  Merrill Lynch & Co., Inc., 1.82%, due
               11/26/02                                     94,599***
     47,299  Merrill Lynch & Co., Inc., 1.83%, due
               04/16/03                                     47,299***
$   652,730  Merrimac Money Market Fund, 1.7%, due
               11/01/02                                $   652,730***
     94,599  National City Bank, 1.91%, due 01/23/03        94,599***
    189,197  Royal Bank of Canada, 1.77%, due
               11/18/02                                    189,197***
    520,292  Royal Bank of Scotland, 1.76%, due
               11/08/02                                    520,292***
    170,277  US Bank N.A., 1.89%, due 11/06/02             170,277***
                                                       -----------
             TOTAL SHORT-TERM INVESTMENTS
               (COST: $10,569,857) (17.2%)              10,583,638
                                                       -----------
             TOTAL INVESTMENTS (COST: $61,444,500)
               (102.5%)                                 63,118,910
             LIABILITIES IN EXCESS OF OTHER ASSETS
               (-2.5%)                                  (1,512,165)
                                                       -----------
             NET ASSETS (100.0%)                       $61,606,745
                                                       ===========

NOTES TO THE SCHEDULE OF INVESTMENTS:

CAD - CANADIAN DOLLAR.
DKK - DANISH KRONE.
EUR - EURO CURRENCY.
SEK - SWEDISH KRONA.
PAC - PLANNED AMORTIZATION CLASS.
  * SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT OCTOBER 31, 2002, THE VALUE OF THESE SECURITIES AMOUNTED TO $663,917 OR 1.1% OF NET ASSETS.
 **  NON-INCOME PRODUCING.
***  REPRESENTS INVESTMENTS OF SECURITIES LENDING COLLATERAL (NOTE 3).
  +  SECURITY PARTIALLY OR FULLY LENT (NOTE 3).
  #  COMPANY IS NOT MAKING INTEREST PAYMENTS.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
25
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--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

PRINCIPAL
 AMOUNT    FIXED INCOME SECURITIES                     VALUE
---------  -----------------------                   ----------

           BUILDING MATERIALS (0.9% OF NET ASSETS)
$ 15,000   Technical Olympic USA, Inc., (144A), 9%,
             due 07/01/10                            $   12,900*
  15,000   Technical Olympic USA, Inc., (144A),
             10.375%, due 07/01/12                       12,150*
   5,000   U.S. Industries, Inc., 7.125%, due
             10/15/03                                     4,550
                                                     ----------
           TOTAL BUILDING MATERIALS                      29,600
                                                     ----------
           COMPUTER SERVICES (0.6%)
  19,000   Anteon Corp., 12%, due 05/15/09               20,520
                                                     ----------
           CONSTRUCTION (1.1%)
  25,000   Atrium Companies, Inc., 10.5%, due
             05/01/09                                    23,500
  15,000   Building Materials Corp., Series B,
             7.75%, due 07/15/05                         11,700
                                                     ----------
           TOTAL CONSTRUCTION                            35,200
                                                     ----------
           CONTAINERS & PACKAGING (1.4%)
  25,000   BWAY Corp., 10.25%, due 04/15/07              25,750
  25,000   Consolidated Container Companies, LLC,
             10.125%, due 07/15/09                       15,000
   5,000   Owens-Illinois, Inc., 7.5%, due 05/15/10       4,450
                                                     ----------
           TOTAL CONTAINERS & PACKAGING                  45,200
                                                     ----------
           ELECTRONICS (0.7%)
  25,000   Stoneridge, Inc., 11.5%, due 05/01/12         20,750
                                                     ----------
           ENERGY & OIL SERVICES (0.2%)
  10,000   Mission Resources Corp., 10.875%, due
             04/01/07                                     6,900
                                                     ----------
           ENTERTAINMENT & LEISURE (2.4%)
  25,000   Boyd Gaming Corp., 8.75%, due 04/15/12        25,250
  25,000   Imax Corp., 7.875%, due 12/01/05              18,250
   5,000   MGM Mirage, Inc., 8.5%, due 09/15/10           5,375
  25,000   MGM Mirage, Inc., 9.75%, due 06/01/07         27,250
                                                     ----------
           TOTAL ENTERTAINMENT & LEISURE                 76,125
                                                     ----------
           FOODS, HOTELS & RESTAURANTS (0.8%)
  25,000   DiGiorgio Corp., 10%, due 06/15/07            24,125
   5,000   SC International Services, Inc., 9.25%,
             due 09/01/07                                 2,650
                                                     ----------
           TOTAL FOODS, HOTELS & RESTAURANTS             26,775
                                                     ----------
           HEALTHCARE (0.2%)
   5,000   Prime Medical Services, Inc., 8.75%, due
             04/01/08                                     4,750
                                                     ----------
           HOME CONSTRUCTION, FURNISHINGS &
             APPLIANCES (0.8%)
  25,000   D.R. Horton, Inc., 9.75%, due 09/15/10        24,625
                                                     ----------
           MEDIA--BROADCASTING & PUBLISHING (4.1%)
  25,000   American Media Operations, Inc., Series
             B, 10.25%, due 05/01/09                     25,812
  10,000   Comcast Cable Communications Corp.,
             8.125%, due 05/01/04                        10,125
   5,000   Mastec, Inc., 7.75%, due 02/01/08              3,700
  25,000   Radio One, Inc., 8.875%, due 07/01/11         26,625

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
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
                                                                          [ICON]
--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2002

PRINCIPAL
 AMOUNT                                                VALUE
---------                                            ----------
           MEDIA--BROADCASTING & PUBLISHING
           (CONTINUED)
$ 25,000   Sinclair Broadcasting Group, Inc., 9%,
             due 07/15/07                            $   26,188
  50,000   Von Hoffman Press, Inc., 10.375%, due
             05/15/07                                    38,000
                                                     ----------
           TOTAL MEDIA--BROADCASTING & PUBLISHING       130,450
                                                     ----------
           METALS (0.2%)
   5,000   Trimas Corp., (144A), 9.875%, due
             06/15/12                                     4,750*
                                                     ----------
           PAPER & FOREST PRODUCTS (0.8%)
   5,000   Georgia-Pacific Corp., 8.125%, due
             05/15/11                                     4,300
  25,000   Georgia-Pacific Corp., 9.5%, due
             12/01/11                                    22,000
                                                     ----------
           TOTAL PAPER & FOREST PRODUCTS                 26,300
                                                     ----------
           TRANSPORTATION (0.7%)
  30,000   Trico Marine Services, Inc., 8.875%, due
             05/15/12                                    23,400
                                                     ----------
           UTILITIES (0.9%)
  35,000   Calpine Canada Energy Finance, LLC,
             8.5%, due 05/01/08                          11,375
  10,000   CMS Energy Corp., 6.75%, due 01/15/04          8,100
   5,000   CMS Energy Corp., 8.375%, due 07/01/03         4,200
   4,676   Panda Funding Corp., 11.625%, due
             08/20/12                                     4,676
                                                     ----------
           TOTAL UTILITIES                               28,351
                                                     ----------
           TOTAL FIXED INCOME SECURITIES (COST:
             $548,443) (15.8%)                          503,696
                                                     ----------

           SHORT-TERM INVESTMENTS (COST: $884,144) (27.7%)
           -----------------------------------------------
 884,144   Investors Bank & Trust Depository Reserve,
             1.05%, due 11/01/02                               884,144
                                                            ----------
           TOTAL INVESTMENTS (COST: $1,432,587) (43.5%)      1,387,840
           EXCESS OF OTHER ASSETS OVER LIABILITIES (56.5%)   1,805,167
                                                            ----------
           NET ASSETS (100.0%)                              $3,193,007
                                                            ==========

NOTES TO THE SCHEDULE OF INVESTMENTS:

  * SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT OCTOBER 31, 2002, THE VALUE OF THESE SECURITIES AMOUNTED TO $29,800 OR 0.9% OF NET ASSETS.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
27
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--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

 PRINCIPAL
  AMOUNT     FIXED INCOME SECURITIES                      VALUE
-----------  -----------------------                   ------------

             AEROSPACE/DEFENSE (1.0% OF NET ASSETS)
$   400,000  BE Aerospace, Inc., 8%, due 03/01/08      $    264,000
  1,795,000  BE Aerospace, Inc., 9.5%, due 11/01/08       1,220,600+
  2,050,000  Sequa Corp., 8.875%, due 04/01/08            1,701,500
                                                       ------------
             TOTAL AEROSPACE/DEFENSE                      3,186,100
                                                       ------------
             AIRLINES (0.3%)
    800,000  Petroleum Helicopters, Inc., 9.375%, due
               05/01/09                                     836,000
                                                       ------------
             AUTOMOTIVE (3.5%)
    925,000  American Axle & Manufacturing Holdings,
               Inc., 9.75%, due 03/01/09                    971,250
  2,150,000  ArvinMeritor, Inc., 8.75%, due 03/01/12      2,042,500
  1,650,000  Dana Corp., 9%, due 08/15/11                 1,518,000
    500,000  Dana Corp., 10.125%, due 03/15/10              485,000
  1,950,000  Dura Operating Corp., 9%, due 05/01/09       1,657,500+
    485,000  Hayes Lemmerz International, Inc.,
               8.25%, due 12/15/08                            9,700#
    595,000  Hayes Lemmerz International, Inc.,
               9.125%, due 07/15/07                          11,900#
  1,000,000  Lear Corp., 8.11%, due 05/15/09              1,045,000+
    800,000  Metaldyne Corp., (144A), 11%, due
               06/15/12                                     624,000*
    395,000  Navistar International Corp., 8%, due
               02/01/08                                     300,200
  2,175,000  Navistar International Corp., 9.375%,
               due 06/01/06                               1,935,750
                                                       ------------
             TOTAL AUTOMOTIVE                            10,600,800
                                                       ------------
             BANKING & FINANCIAL SERVICES (5.9%)
  1,225,000  AmeriCredit Corp., 9.875%, due 04/15/06        931,000+
    900,000  AmeriCredit Corp., (144A), 9.25%, due
               05/01/09                                     688,500* +
  1,525,000  CB Richard Ellis Services, Inc., 11.25%,
               due 06/15/11                               1,326,750+
  2,575,000  FelCor Lodging Trust, Inc., 8.5%, due
               06/01/11                                   2,381,875
    550,000  FelCor Lodging Trust, Inc., 9.5%, due
               09/15/08                                     539,687
  1,495,000  Forest City Enterprises, Inc., 8.5%, due
               03/15/08                                   1,495,000
  3,000,000  Host Marriott Corp., 9.5%, due 01/15/07      2,985,000
  2,030,000  Majestic Investor Holdings, LLC,
               11.653%, due 11/30/07                      1,766,100
    850,000  Meditrust Corp., 7%, due 08/15/07              805,375
    400,000  Meristar Hospitality Corp., 9.125%, due
               01/15/11                                     323,000
  1,265,000  Meristar Hospitality Corp., 10.5%, due
               06/15/09                                   1,091,062
  1,175,000  Metris Companies, Inc., 10.125%, due
               07/15/06                                     810,750+
    350,000  Ventas Realty Capital Corp., 8.75%, due
               05/01/09                                     344,750
  1,050,000  Ventas Realty Capital Corp., 9%, due
               05/01/12                                   1,034,250
  1,500,000  Western Financial Bank, 9.625%, due
               05/15/12                                   1,425,000
                                                       ------------
             TOTAL BANKING & FINANCIAL SERVICES          17,948,099
                                                       ------------
             BEVERAGES, FOOD & TOBACCO (0.7%)
    125,000  Dean Foods Co., 6.625%, due 05/15/09           117,500
    500,000  Dean Foods Co., 8.15%, due 08/01/07            512,500
  1,650,000  Del Monte Corp., 9.25%, due 05/15/11         1,641,750
                                                       ------------
             TOTAL BEVERAGES, FOOD & TOBACCO              2,271,750
                                                       ------------
             BUILDING MATERIALS (1.2%)
    850,000  Technical Olympic USA, Inc., (144A), 9%,
               due 07/01/10                                 731,000*

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
28

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--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2002

 PRINCIPAL
  AMOUNT                                                  VALUE
-----------                                            ------------
             BUILDING MATERIALS (CONTINUED)
$   950,000  Technical Olympic USA, Inc., (144A),
               10.375%, due 07/01/12                   $    769,500*
  2,300,000  U.S. Industries, Inc., 7.125%, due
               10/15/03                                   2,093,000+
                                                       ------------
             TOTAL BUILDING MATERIALS                     3,593,500
                                                       ------------
             CHEMICALS (4.7%)
  1,700,000  Equistar Chemical, 10.125%, due 09/01/08     1,530,000
  1,050,000  Foamex International, Inc., (144A),
               10.75%, due 04/01/09                         588,000*
    150,000  General Chemical Industrial Products,
               10.625%, due 05/01/09                        109,500
  2,550,000  Hercules, Inc., 11.125%, due 11/15/07        2,805,000
  1,715,000  Huntsman ICI Chemicals, LLC, 10.125%,
               due 07/01/09                               1,337,700
    550,000  Huntsman International LLC, 9.875%, due
               03/01/09                                     544,500+
  1,375,000  ISP Chemco, 10.25%, due 07/01/11             1,395,625
    925,000  ISP Holdings, Inc., 10.625%, due
               12/15/09                                     832,500
    900,000  Lyondell Chemical Companies, Inc., 9.5%,
               due 12/15/08                                 841,500
    750,000  Lyondell Chemical Companies, Inc.,
               9.625%, due 05/01/07                         716,250
  1,250,000  Lyondell Chemical Companies, Inc.,
               11.125%, due 07/15/12                      1,218,750
  1,000,000  MacDermid, Inc., 9.125%, due 07/15/11        1,065,000
    500,000  Methanex Corp., 8.75%, due 08/15/12            515,000
  1,215,000  Texas Petrochemicals Corp., 11.125%, due
               07/01/06                                     729,000
                                                       ------------
             TOTAL CHEMICALS                             14,228,325
                                                       ------------
             COMMERCIAL SERVICES (5.2%)
    550,000  Allied Waste North America, 8.5%, due
               12/01/08                                     539,000
  3,635,000  Allied Waste North America, 10%, due
               08/01/09                                   3,503,231+
  1,200,000  Rent-A-Center, Inc., 11%, due 08/15/08       1,272,000
    500,000  Service Corp. International, 6.875%, due
               10/01/07                                     415,000
  2,525,000  Service Corp. International, 7.7%, due
               04/15/09                                   2,133,625+
  1,300,000  Stericycle, Inc., 12.375%, due 11/15/09      1,488,500+
  1,000,000  Stewart Enterprises, Inc., 10.75%, due
               07/01/08                                   1,085,000
    275,000  United Rentals, Inc., 8.8%, due 08/15/08       195,250+
  1,250,000  United Rentals, Inc., 9%, due 04/01/09         887,500+
    775,000  United Rentals, Inc., 9.25%, due
               01/15/09                                     565,750+
    175,000  United Rentals, Inc., 9.5%, due 06/01/08       129,500+
  1,200,000  Vicar Operating, Inc., 9.875%, due
               12/01/09                                   1,284,000
    975,000  Williams Scotsman, Inc., 9.875%, due
               06/01/07                                     789,750
    450,000  Xerox Corp., 6.25%, due 11/15/26               423,000
    150,000  Xerox Corp., 7.15%, due 08/01/04               132,750+
  1,175,000  Xerox Corp., (144A), 9.75%, due 01/15/09     1,010,500* +
                                                       ------------
             TOTAL COMMERCIAL SERVICES                   15,854,356
                                                       ------------
             COMMUNICATIONS (0.2%)
    800,000  Avaya, Inc., 11.125%, due 04/01/09             624,000+
                                                       ------------
             COMPUTER SERVICES (1.2%)
    863,000  Anteon Corp., 12%, due 05/15/09                932,040

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
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SCHEDULE OF INVESTMENTS (CONTINUED)

 PRINCIPAL
  AMOUNT                                                  VALUE
-----------                                            ------------
             COMPUTER SERVICES (CONTINUED)
$ 1,080,000  infoUSA, Inc., 9.5%, due 06/15/08         $  1,081,350
  1,900,000  Solectron Corp., 9.625%, due 02/15/09        1,710,000+
                                                       ------------
             TOTAL COMPUTER SERVICES                      3,723,390
                                                       ------------
             CONGLOMERATES (0.0%)
    620,000  Insilco Corp., 12%, due 08/15/07                24,800#
                                                       ------------
             CONSTRUCTION (2.4%)
  1,500,000  Atrium Companies, Inc., 10.5%, due
               05/01/09                                   1,410,000
    975,000  Building Materials Corp., 8%, due
               12/01/08                                     731,250
    575,000  Building Materials Corp., Series B,
               7.75%, due 07/15/05                          448,500
  1,500,000  Hovnanian Enterprises, Inc., 8.875%, due
               04/01/12                                   1,290,000+
    150,000  Hovnanian Enterprises, Inc., 9.125%, due
               05/01/09                                     147,000
    860,000  Hovnanian Enterprises, Inc., 10.5%, due
               10/01/07                                     903,000
    460,000  Standard Pacific Corp., 8%, due 02/15/08       443,900
    750,000  Standard Pacific Corp., 8.5%, due
               04/01/09                                     735,000
    175,000  Standard Pacific Corp., 9.25%, due
               04/15/12                                     169,750
    945,000  Standard Pacific Corp., 9.5%, due
               09/15/10                                     959,175
                                                       ------------
             TOTAL CONSTRUCTION                           7,237,575
                                                       ------------
             CONTAINERS & PACKAGING (3.7%)
  1,430,000  BWAY Corp., 10.25%, due 04/15/07             1,472,900
  1,700,000  Consolidated Container Companies, LLC,
               10.125%, due 07/15/09                      1,020,000
    475,000  Graham Packaging Corp., 10.75%, due
               01/15/09                                     399,000
  2,000,000  Huntsman Packaging Corp., 13%, due
               06/01/10                                   1,580,000
    425,000  Owens-Illinois, Inc., 7.15%, due
               05/15/05                                     403,750
    725,000  Owens-Illinois, Inc., 7.5%, due 05/15/10       645,250
  1,950,000  Owens-Illinois, Inc., 8.1%, due 05/15/07     1,842,750+
    545,000  Paperboard Industries International,
               Inc., 8.375%, due 09/15/07                   517,750
  2,800,000  Plastipak Holdings, Inc., 10.75%, due
               09/01/11                                   2,926,000
  1,375,000  U.S. Can Corp., 12.375%, due 10/01/10          550,000
                                                       ------------
             TOTAL CONTAINERS & PACKAGING                11,357,400
                                                       ------------
             ELECTRICAL EQUIPMENT (0.2%)
    750,000  UCAR Finance, Inc., 10.25%, due 02/15/12       495,000
                                                       ------------
             ELECTRONICS (1.9%)
  2,000,000  Fairchild Semiconductor Corp., 10.5%,
               due 02/01/09                               2,120,000+
  2,835,000  International Wire Group, Inc., 11.75%,
               due 06/01/05                               1,757,700
    930,000  ON Semiconductor Corp., (144A), 12%, due
               05/15/08                                     567,300*
  1,475,000  Stoneridge, Inc., 11.5%, due 05/01/12        1,224,250
    100,000  USI American Holdings, Inc., 7.25%, due
               12/01/06                                      88,000
                                                       ------------
             TOTAL ELECTRONICS                            5,757,250
                                                       ------------
             ENERGY & OIL SERVICES (3.1%)
  2,550,000  Chesapeake Energy Corp., 8.125%, due
               04/01/11                                   2,613,750
    475,000  Chesapeake Energy Corp., 9%, due
               08/15/12                                     496,375
  1,500,000  Forest Oil Corp., 8%, due 06/15/08           1,590,000

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                                                                OCTOBER 31, 2002

 PRINCIPAL
  AMOUNT                                                  VALUE
-----------                                            ------------
             ENERGY & OIL SERVICES (CONTINUED)
$   875,000  Grey Wolf, Inc., 8.875%, due 07/01/07     $    892,500
  1,525,000  Magnum Hunter Resources, Inc., 9.6%, due
               03/15/12                                   1,608,875
  1,250,000  Mission Resources Corp., 10.875%, due
               04/01/07                                     862,500
  1,250,000  Westport Resources Corp., 8.25%, due
               11/01/11                                   1,287,500
                                                       ------------
             TOTAL ENERGY & OIL SERVICES                  9,351,500
                                                       ------------
             ENTERTAINMENT & LEISURE (7.9%)
    975,000  Boyd Gaming Corp., 8.75%, due 04/15/12         984,750
  1,875,000  Boyd Gaming Corp., 9.5%, due 07/15/07        1,903,125
    625,000  Hollywood Casino Corp., 13%, due
               08/01/06                                     650,000
    500,000  Icon Fitness Corp., (144A), 11.25%, due
               04/01/12                                     465,000*
  2,300,000  Imax Corp., 7.875%, due 12/01/05             1,679,000
  1,925,000  Mandalay Resort Group, 9.375%, due
               02/15/10                                   1,987,562+
    950,000  Mandalay Resort Group, 10.25%, due
               08/01/07                                   1,011,750
    475,000  MGM Mirage, Inc., 8.375%, due 02/01/11         494,000+
    425,000  MGM Mirage, Inc., 8.5%, due 09/15/10           456,875
  1,050,000  MGM Mirage, Inc., 9.75%, due 06/01/07        1,144,500
    500,000  Park Place Entertainment, Inc., 8.125%,
               due 05/15/11                                 500,000+
  1,000,000  Park Place Entertainment, Inc., 8.875%,
               due 09/15/08                               1,040,000
  2,175,000  Park Place Entertainment, Inc., 9.375%,
               due 02/15/07                               2,294,625
  2,200,000  Penn National Gaming, Inc., 8.875%, due
               03/15/10                                   2,205,500
  1,425,000  Regal Cinemas, Inc., 9.375%, due
               02/01/12                                   1,489,125
    500,000  Six Flags, Inc., 8.875%, due 02/01/10          435,000
  2,075,000  Six Flags, Inc., 9.5%, due 02/01/09          1,877,875+
  1,575,000  Travel Centers of America, Inc., 12.75%,
               due 05/01/09                               1,653,750
  1,000,000  Trump Atlantic City Associates, 11.25%,
               due 05/01/06                                 750,000
  1,175,000  Venetian Casino Resort LLC, (144A), 11%,
               due 06/15/10                               1,204,375*
                                                       ------------
             TOTAL ENTERTAINMENT & LEISURE               24,226,812
                                                       ------------
             FOODS, HOTELS & RESTAURANTS (4.2%)
    425,000  American Restaurant Group, 11.5%, due
               11/01/06                                     382,500
  2,610,000  DiGiorgio Corp., 10%, due 06/15/07           2,518,650
    975,000  Fleming Companies, Inc., 10.125%, due
               04/01/08                                     838,500+
  2,000,000  Fleming Companies, Inc., 10.625%, due
               07/31/07                                   1,290,000+
    450,000  Great Atlantic & Pacific Tea Co., Inc.,
               7.75%, due 04/15/07                          274,500
    425,000  Great Atlantic & Pacific Tea Co., Inc.,
               9.125%, due 12/15/11                         263,500
  1,255,000  HMH Properties, Inc., 7.875%, due
               08/01/08                                   1,192,250
  1,950,000  HMH Properties, Inc., 8.45%, due
               12/01/08                                   1,872,000
  1,375,000  John Q. Hammons Hotels, Inc., 8.875%,
               due 05/15/12                               1,326,875
  1,150,000  LNR Property Corp., 10.5%, due 01/15/09      1,181,625
  1,115,000  Packaged Ice, Inc., 9.75%, due 02/01/05        858,550+
  1,500,000  SC International Services, Inc., 9.25%,
               due 09/01/07                                 795,000
                                                       ------------
             TOTAL FOODS, HOTELS & RESTAURANTS           12,793,950
                                                       ------------

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SCHEDULE OF INVESTMENTS (CONTINUED)

 PRINCIPAL
  AMOUNT                                                  VALUE
-----------                                            ------------
             HEALTHCARE (2.8%)
  3,300,000  Alliance Imaging, Inc., 10.375%, due
               04/15/11                                   3,415,500
$ 1,144,000  Concentra Operating Corp., 13%, due
               08/15/09                                $  1,121,120
    350,000  Express Scripts, Inc., 9.625%, due
               06/15/09                                     374,500
    320,000  Hudson Respiratory Care, Inc., 9.125%,
               due 04/15/08                                 128,000
  1,900,000  Insight Health Services Corp., 9.875%,
               due 11/01/11                               1,814,500
    725,000  Magellan Health Services, Inc., (144A),
               9.375%, due 11/15/07                         456,750*
  1,315,000  Prime Medical Services, Inc., 8.75%, due
               04/01/08                                   1,249,250
                                                       ------------
             TOTAL HEALTHCARE                             8,559,620
                                                       ------------
             HOME CONSTRUCTION, FURNISHINGS & APPLIANCES (1.7%)
  1,525,000  Beazer Homes USA, Inc., 8.375%, due
               04/15/12                                   1,555,500
  1,925,000  D.R. Horton, Inc., 9.75%, due 09/15/10       1,896,125
  1,800,000  Nortek, Inc., 9.875%, due 06/15/11           1,692,000
                                                       ------------
             TOTAL HOME CONSTRUCTION, FURNISHINGS &
               APPLIANCES                                 5,143,625
                                                       ------------
             HOUSEHOLD PRODUCTS (1.0%)
  1,720,000  Home Interiors & Gifts, Inc., 10.125%,
               due 06/01/08                               1,634,000
  1,350,000  Playtex Products, Inc., 9.375%, due
               06/01/11                                   1,437,750
                                                       ------------
             TOTAL HOUSEHOLD PRODUCTS                     3,071,750
                                                       ------------
             MACHINERY (0.9%)
    880,000  AGCO Corp., 8.5%, due 03/15/06                 880,000
    300,000  AGCO Corp., 9.5%, due 05/01/08                 315,000
  1,550,000  BRL Universal Equipment, 8.875%, due
               02/15/08                                   1,565,500
                                                       ------------
             TOTAL MACHINERY                              2,760,500
                                                       ------------
             MEDIA--BROADCASTING & PUBLISHING (16.3%)
  1,550,000  Acme Communications, Inc., 12%, due
               09/30/05                                   1,348,500
  1,100,000  American Achievement Corp., 11.625%, due
               01/01/07                                   1,133,000
  1,700,000  American Media Operations, Inc., Series
               B, 10.25%, due 05/01/09                    1,755,250
    715,000  Charter Communications Holdings, LLC,
               0%, due 04/01/11                             221,650
  2,100,000  Charter Communications Holdings, LLC,
               10%, due 04/01/09                            903,000
  1,975,000  Charter Communications Holdings, LLC,
               10%, due 05/15/11                            849,250
  2,875,000  Charter Communications Holdings, LLC,
               11.125%, due 01/15/11                      1,272,187
    450,000  Comcast Cable Communications Corp.,
               8.125%, due 05/01/04                         455,625
    975,000  Corus Entertainment, Inc., 8.75%, due
               03/01/12                                     999,375+
  2,935,000  CSC Holdings, Inc., 7.625%, due 04/01/11     2,377,350
  1,800,000  CSC Holdings, Inc., 7.875%, due 12/15/07     1,485,000
  2,475,000  CSC Holdings, Inc., 8.125%, due 07/15/09     2,029,500
  1,250,000  Dex Media East, LLC, (144A), 9.875%, due
               11/15/09                                   1,287,500*
  1,500,000  Dex Media East, LLC, (144A), 12.125%,
               due 11/15/12                               1,541,250*

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                                                                OCTOBER 31, 2002

 PRINCIPAL
  AMOUNT                                                  VALUE
-----------                                            ------------
             MEDIA--BROADCASTING & PUBLISHING
             (CONTINUED)
  1,500,000  Echostar DBS Corp., 9.25%, due 02/01/06      1,515,000
$ 1,100,000  Echostar DBS Corp., 9.375%, due 02/01/09  $  1,102,750+
  1,150,000  Garden State Newspapers, Inc., 8.625%,
               due 07/01/11                               1,138,500
    200,000  Garden State Newspapers, Inc., 8.75%,
               due 10/01/09                                 198,000
    575,000  K-III Communications Corp., 8.5%, due
               02/01/06                                     500,250
  2,375,000  LBI Media, Inc., (144A), 10.125%, due
               07/15/12                                   2,464,063* +
  1,750,000  Lin Holdings Corp., 0%, due 03/01/08         1,778,438
    500,000  Lin Television Corp., 8.375%, due
               03/01/08                                     518,750
    325,000  Mastec, Inc., 7.75%, due 02/01/08              240,500
  2,750,000  Mediacom Broadband, LLC, 11%, due
               07/15/13                                   2,337,500
    575,000  PanAmSat Corp., 6.125%, due 01/15/05           560,625
  1,675,000  PanAmSat Corp., (144A), 8.75%, due
               02/01/12                                   1,507,500*
  1,550,000  Pegasus Satellite Communications Corp.,
               12.375%, due 08/01/06                        674,250+
  1,575,000  Primedia, Inc., 8.875%, due 05/15/11         1,338,750
    600,000  Quebecor Media, Inc., 11.125%, due
               07/15/11                                     426,000
  1,500,000  Radio One, Inc., 8.875%, due 07/01/11        1,597,500+
  1,250,000  Sinclair Broadcast Group, Inc., 8%, due
               03/15/12                                   1,265,625
  1,775,000  Sinclair Broadcast Group, Inc., 8.75%,
               due 12/15/11                               1,863,750
  1,725,000  Spanish Broadcasting System, Inc.,
               9.625%, due 11/01/09                       1,750,875
  1,275,000  Vertis, Inc., 10.875%, due 06/15/09          1,275,000+
  1,000,000  Von Hoffman Corp., 10.25%, due 03/15/09        920,000
  1,380,000  Von Hoffman Press, Inc., 10.375%, due
               05/15/07                                   1,048,800
  3,060,000  WRC Media Corp., 12.75%, due 11/15/09        2,784,600
    825,000  Young Broadcasting, Inc., 8.5%, due
               12/15/08                                     835,313
  2,637,000  Young Broadcasting, Inc., 10%, due
               03/01/11                                   2,439,225+
                                                       ------------
             TOTAL MEDIA--BROADCASTING & PUBLISHING      49,740,001
                                                       ------------
             MEDICAL SUPPLIES (0.6%)
    680,000  Hanger Orthopedic Group, Inc., 10.375%,
               due 02/15/09                                 724,200
  1,075,000  Medquest, Inc., (144A), 11.875%, due
               08/15/12                                   1,058,875*
                                                       ------------
             TOTAL MEDICAL SUPPLIES                       1,783,075
                                                       ------------
             METALS (3.6%)
    900,000  AK Steel Corp., 7.875%, due 02/15/09           886,500
  1,275,000  AK Steel Corp., (144A), 7.75%, due
               06/15/12                                   1,249,500*
    700,000  California Steel Industries, 8.5%, due
               04/01/09                                     693,000
    750,000  Century Aluminium Co., 11.75%, due
               04/15/08                                     697,500
  1,000,000  Earle M. Jorgensen Co., 9.75%, due
               06/01/12                                     980,000
    580,000  Golden Northwest Aluminum, Inc., 12%,
               due 12/15/06                                 290,000
    990,000  International Wire Group, Inc., 11.75%,
               due 06/01/05                                 613,800
    225,000  Neenah Corp., 11.125%, due 05/01/07             85,500
    125,000  Neenah Corp., Sr. Sub. Notes, 11.125%,
               due 05/01/07                                  47,500
    725,000  Oregon Steel Mills, Inc., (144A), 10%,
               due 07/15/09                                 725,000*
    500,000  Steel Dynamics, Inc., (144A), 9.5%, due
               03/15/09                                     520,000*
  1,200,000  Trimas Corp., (144A), 9.875%, due
               06/15/12                                   1,140,000*
    925,000  U.S. Steel Group, 10.75%, due 08/01/08         906,500

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
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SCHEDULE OF INVESTMENTS (CONTINUED)

 PRINCIPAL
  AMOUNT                                                  VALUE
-----------                                            ------------
             METALS (CONTINUED)
$ 1,375,000  Wolverine Tube, Inc., 10.5%, due
               04/01/09                                $  1,278,750
    850,000  Wolverine Tube, Inc., (144A), 7.375%,
               due 08/01/08                                 838,083*
                                                       ------------
             TOTAL METALS                                10,951,633
                                                       ------------
             PAPER & FOREST PRODUCTS (5.3%)
  2,425,000  Buckeye Technologies, Inc., 8%, due
               10/15/10                                   1,673,250
  1,400,000  Caraustar Industries, Inc., 9.875%, due
               04/01/11                                   1,428,000
    750,000  FiberMark, Inc., 10.75%, due 04/15/11          723,750+
    900,000  Fort James Corp., 6.7%, due 11/15/03           855,000
    400,000  Georgia-Pacific Corp., 7.5%, due
               05/15/06                                     352,000+
  1,700,000  Georgia-Pacific Corp., 8.125%, due
               05/15/11                                   1,462,000+
    450,000  Georgia-Pacific Corp., 9.5%, due
               12/01/11                                     396,000
  2,075,000  Smurfit-Stone Container Corp., (144A),
               8.25%, due 10/01/12                        2,085,375* +
    700,000  Specialty Paperboard, Inc., 9.375%, due
               10/15/06                                     651,000
  1,375,000  Stone Container Corp., 9.75%, due
               02/01/11                                   1,474,688
  1,965,000  Sweetheart Cup Co., Inc., 12%, due
               09/01/03                                   1,552,350+
  1,500,000  Tembec Industries, Inc., 7.75%, due
               03/15/12                                   1,474,440
  1,550,000  Tembec Industries, Inc., 8.5%, due
               02/01/11                                   1,565,500
    300,000  Tembec Industries, Inc., 8.625%, due
               06/30/09                                     303,000
                                                       ------------
             TOTAL PAPER & FOREST PRODUCTS               15,996,353
                                                       ------------
             PHARMACEUTICALS (0.2%)
    600,000  Amerisource Bergen Corp., 8.125%, due
               09/01/08                                     639,000
                                                       ------------
             POLLUTION CONTROL (0.5%)
    500,000  Allied Waste North America, Inc.,
               7.625%, due 01/01/06                         485,000
  1,075,000  Allied Waste North America, Inc.,
               7.875%, due 01/01/09                       1,032,000
  1,050,000  Mid-American Waste System, Inc., 12.25%,
               due 02/15/03                                  10,500#
                                                       ------------
             TOTAL POLLUTION CONTROL                      1,527,500
                                                       ------------
             RETAIL (2.7%)
    750,000  Commemorative Brands, Inc., 11%, due
               01/15/07                                     660,000
  1,000,000  J. Crew Operating Corp., 10.375%, due
               10/15/07                                     750,000+
    225,000  J.C. Penney Co., Inc., 7.6%, due
               04/01/07                                     212,625
  1,760,000  J.C. Penney Co., Inc., (144A), 9%, due
               08/01/12                                   1,672,000* +
  1,125,000  Levi Strauss & Co., Inc., 6.8%, due
               11/01/03                                   1,091,250
    375,000  Levi Strauss & Co., Inc., 11.625%, due
               01/15/08                                     368,438+
  2,400,000  Saks, Inc., 8.25%, due 11/15/08              2,160,000+
  1,350,000  The Gap, Inc., 10.55%, due 12/15/08          1,363,500+
                                                       ------------
             TOTAL RETAIL                                 8,277,813
                                                       ------------
             TELECOMMUNICATIONS (3.8%)
  1,375,000  Alliance Atlantis Communications Corp.,
               13%, due 12/15/09                          1,457,500
    150,000  Crown Castle International Corp.,
               10.75%, due 08/01/11                         114,750+
  3,175,000  Echostar Communications Corp., 10.375%,
               due 10/01/07                               3,286,125
  1,475,000  Insight Midwest, LP, 10.5%, due 11/01/10     1,275,875
  4,350,000  Nextel Communications, Inc., 9.375%, due
               11/15/09                                   3,741,000+

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34
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                                                                OCTOBER 31, 2002

 PRINCIPAL
  AMOUNT                                                  VALUE
-----------                                            ------------
             TELECOMMUNICATIONS (CONTINUED)
$ 1,850,000  Rogers Wireless Communications, Inc.,
               9.625%, due 05/01/11                    $  1,535,500
    575,000  Rural Cellular Corp., 9.75%, due
               01/15/10                                     264,500
                                                       ------------
             TOTAL TELECOMMUNICATIONS                    11,675,250
                                                       ------------
             TELEPHONE COMMUNICATIONS, EXC. RADIO
               (1.4%)
  1,450,000  AT&T Wireless Services, Inc., 7.875%,
               due 03/01/11                               1,261,500
    475,000  Sprint Capital Corp., 7.625%, due
               01/30/11                                     380,000
  3,100,000  Sprint Capital Corp., 8.375%, due
               03/15/12                                   2,573,000
                                                       ------------
             TOTAL TELEPHONE COMMUNICATIONS, EXC.
               RADIO                                      4,214,500
                                                       ------------
             TEXTILES, CLOTHING & FABRICS (0.4%)
    350,000  Interface, Inc., 7.3%, due 04/01/08            287,000
    975,000  Interface, Inc., 10.375%, due 02/01/10         906,750
                                                       ------------
             TOTAL TEXTILES, CLOTHING & FABRICS           1,193,750
                                                       ------------
             TRANSPORTATION (0.8%)
  1,350,000  Hornbeck-Leevac Marine Services, Inc.,
               10.625%, due 08/01/08                      1,377,000
  1,350,000  Trico Marine Services, Inc., 8.875%, due
               05/15/12                                   1,093,500
                                                       ------------
             TOTAL TRANSPORTATION                         2,470,500
                                                       ------------
             UTILITIES (2.2%)
    825,000  AES Corp., 8.75%, due 06/15/08                 346,500
    600,000  AES Corp., 8.875%, due 02/15/11                252,000+
    550,000  AES Corp., 9.375%, due 09/15/10                244,750+
    375,000  AES Corp., 9.5%, due 06/01/09                  165,000
  2,350,000  Calpine Canada Energy Finance, LLC,
               8.5%, due 05/01/08                           763,750+
  3,350,000  Calpine Corp., 8.625%, due 08/15/10          1,072,000
    600,000  CMS Energy Corp., 6.75%, due 01/15/04          486,000
    625,000  CMS Energy Corp., 7.5%, due 01/15/09           443,750
    350,000  CMS Energy Corp., 7.625%, due 11/15/04         283,500
    100,000  CMS Energy Corp., 8.375%, due 07/01/03          84,000
    150,000  CMS Energy Corp., 9.875%, due 10/15/07         120,750
  2,075,000  Mirant Americas Generation, Inc., 7.2%,
               due 10/01/08                                 871,500
    250,000  Mirant Americas Generation, Inc., 8.3%,
               due 05/01/11                                 105,000
  1,086,995  Panda Funding Corp., 11.625%, due
               08/20/12                                   1,086,995
    425,000  TNP Enterprises, Inc., 10.25%, due
               04/01/10                                     365,500
                                                       ------------
             TOTAL UTILITIES                              6,690,995
                                                       ------------
             TOTAL FIXED INCOME SECURITIES (COST:
               $306,607,584) (91.5%)                    278,806,472
                                                       ------------

 NUMBER OF
  SHARES,
 WARRANTS,
 OR RIGHTS   EQUITY SECURITIES
-----------  -----------------
      3,300  Classic Communications, Inc., (144A),
               Common Stock                                      33* **

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
35

TCW GALILEO HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

 NUMBER OF
  SHARES,
 WARRANTS,
 OR RIGHTS                                                VALUE
-----------                                            ------------
      2,047  Forman Petroleum Corp., Warrants, expire
               06/01/04                                          --**
      4,150  GT Group Telecom, Inc., Warrants, expire
               02/01/10                                $         41**
        620  Insilco Corp., Warrants, expire 08/15/07            --**
        800  Pliant Corp., Warrants, expire 06/01/10            400**
      1,840  Terex Corp., Common Stock                       21,712**
      3,075  Travel Centers of America, Inc.,
               Warrants, expire 05/01/09                     30,750**
      1,454  WRC Media Corp., (144A), Common Stock               --* **
                                                       ------------
             TOTAL EQUITY SECURITIES (COST: $45,133)
               (0.0%)                                        52,936
                                                       ------------

 PRINCIPAL
  AMOUNT     SHORT-TERM INVESTMENTS
-----------  ----------------------
$ 1,795,893  Bank of Montreal, 1.75%, due 11/26/02        1,795,893***
  1,822,085  BNP Paribas, 1.81%, due 11/01/02             1,822,085***
  9,110,426  Canadian Imperial Bank of Commerce,
               1.88%, due 11/04/02                        9,110,426***
  3,644,170  Harris Trust & Savings Bank, 1.77%, due
               11/18/02                                   3,644,170***
 28,551,733  Investors Bank & Trust Depository
               Reserve, 1.05%, due 11/01/02              28,551,733
  1,822,085  Jupiter Securitization Corp., 1.78%, due
               11/20/02                                   1,822,085***
  1,822,085  Merrill Lynch & Co., Inc., 1.82%, due
               11/26/02                                   1,822,085***
    911,043  Merrill Lynch & Co., Inc., 1.83%, due
               04/16/03                                     911,043***
 12,572,387  Merrimac Money Market Fund, 1.7%, due
               11/01/02                                  12,572,387***
  1,822,085  National City Bank, 1.91%, due 01/23/03      1,822,085***
  3,644,170  Royal Bank of Canada, 1.77%, due
               11/18/02                                   3,644,170***
 10,021,468  Royal Bank of Scotland, 1.76%, due
               11/08/02                                  10,021,468***
  3,279,753  US Bank N.A., 1.89%, due 11/06/02            3,279,753***
                                                       ------------
             TOTAL SHORT-TERM INVESTMENTS (COST:
               $80,819,383) (26.5%)                      80,819,383
                                                       ------------
             TOTAL INVESTMENTS (COST: $387,472,100)
               (118.0%)                                 359,678,791
             LIABILITIES IN EXCESS OF OTHER ASSETS
               (-18.0%)                                 (54,754,869)
                                                       ------------
             NET ASSETS (100.0%)                       $304,923,922
                                                       ============

NOTES TO THE SCHEDULE OF INVESTMENTS:

  * SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT OCTOBER 31, 2002, THE VALUE OF THESE SECURITIES AMOUNTED TO $23,194,104 OR 7.6% OF NET ASSETS.
 **  NON-INCOME PRODUCING.
***  REPRESENTS INVESTMENTS OF SECURITIES LENDING COLLATERAL (NOTE 3).
  +  SECURITY PARTIALLY OR FULLY LENT (NOTE 3).
  #  COMPANY IS NOT MAKING INTEREST PAYMENTS.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
36

TCW GALILEO SHORT TERM BOND FUND
                                                                          [ICON]
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 2002

PRINCIPAL
  AMOUNT    FIXED INCOME SECURITIES                      VALUE
----------  -----------------------                   -----------

            COLLATERALIZED MORTGAGE OBLIGATIONS
              (16.9% OF NET ASSETS)
$   79,704  Cendant Mortgage Corp. (01-1-A2), 7%,
              due 06/18/24                            $    79,704
 1,102,463  Federal Home Loan Mortgage Corp.
              (2126-A), 6%, due 11/15/25                1,131,403
   596,680  Federal Home Loan Mortgage Corp.
              (2432-FH), 2.5%, due 03/15/32               602,320
   793,133  Federal National Mortgage Association
              (02-36-FK), 2.28%, due 12/25/29             794,030
   800,000  Residential Accredit Loans, Inc.
              (02-QS16-A2), 2.4%, due 10/25/17            800,000
                                                      -----------
            TOTAL COLLATERALIZED MORTGAGE
              OBLIGATIONS (COST: $3,406,372)            3,407,457
                                                      -----------
            U.S. GOVERNMENT AGENCY OBLIGATIONS
              (50.2%)
   552,988  Federal Home Loan Mortgage Corp., Pool
              #310005, 8.46%, due 11/01/19                576,017
   713,186  Federal Home Loan Mortgage Corp., Pool
              #610967, 5.491%, due 04/01/28               737,053
 2,000,000  Federal Home Loan Mortgage Corp., Pool
              #789924, 4.9%, due 11/01/32               2,025,000
   277,891  Federal National Mortgage Association,
              Pool #392536, 7.6%, due 08/01/27            288,139
   988,812  Federal National Mortgage Association,
              Pool #661691, 4.8%, due 10/01/32            998,699
   498,346  Government National Mortgage Association
              II, Pool #80022, 6.625%, due 12/20/26       515,913
   651,130  Government National Mortgage Association
              II, Pool #80057, 5.375%, due 04/20/27       673,365
   893,686  Government National Mortgage Association
              II, Pool #80585, 5%, due 03/20/32           916,278
 2,333,392  Government National Mortgage Association
              II, Pool #80594, 5%, due 04/20/32         2,401,240
 1,000,000  Government National Mortgage Association
              II, TBA, 4%                               1,012,500*
                                                      -----------
            TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
              (COST: $10,016,771)                      10,144,204
                                                      -----------
            TOTAL FIXED INCOME SECURITIES (COST:
              $13,423,143) (67.1%)                     13,551,661
                                                      -----------

            SHORT-TERM INVESTMENTS
            ----------------------
   400,000  American Express Credit Corp., 1.72%,
              due 11/01/02 (Commercial Paper)             400,000
   800,000  BMW US Capital Corp., 1.75%, due
              11/04/02 (Commercial Paper)                 799,883
 1,000,000  Cargill, Inc., 1.74%, due 11/05/02
              (Commercial Paper)                          999,807
   300,000  CIT Group, Inc., 1.8%, due 11/25/02
              (Commercial Paper)                          299,640

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
37

TCW GALILEO SHORT TERM BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

PRINCIPAL
  AMOUNT                                                 VALUE
----------                                            -----------
$  500,000  General Electric Capital Corp., 1.72%,
              due 11/07/02 (Commercial Paper)         $   499,857
   500,000  General Electric Capital Corp., 1.75%,
              due 11/05/02 (Commercial Paper)             499,903
 1,000,000  International Lease Finance Corp.,
              1.74%, due 11/07/02 (Commercial Paper)      999,710
    15,209  Investors Bank & Trust Depository
              Reserve, 1.05%, due 11/01/02                 15,209
   400,000  Nestle Capital Corp., 1.70%, due
              11/04/02 (Commercial Paper)                 399,944
   800,000  Pitney Bowes, Inc., 1.72%, due 11/04/02
              (Commercial Paper)                          799,885
   493,000  Schering Corp., 1.73%, due 11/12/02
              (Commercial Paper)                          492,739
   800,000  USAA Capital Corp., 1.74%, due 11/05/02
              (Commercial Paper)                          799,845
   650,000  Wal-Mart Stores, Inc., 1.71%, due
              11/05/02 (Commercial Paper)                 649,877
                                                      -----------
            TOTAL SHORT-TERM INVESTMENTS (COST:
              $7,656,299) (37.9%)                       7,656,299
                                                      -----------
            TOTAL INVESTMENTS (COST: $21,079,442)
              (105.0%)                                 21,207,960
            LIABILITIES IN EXCESS OF OTHER ASSETS
              (-5.0%)                                  (1,003,406)
                                                      -----------
            NET ASSETS (100.0%)                       $20,204,554
                                                      ===========

NOTES TO THE SCHEDULE OF INVESTMENTS:

  * SECURITY PURCHASED ON A FORWARD COMMITMENT WITH AN APPROXIMATE PRINCIPAL AMOUNT. THE ACTUAL PRINCIPAL AMOUNT AND MATURITY DATE WILL BE DETERMINED UPON SETTLEMENT WHEN THE SECURITY IS DELIVERED TO THE FUND.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
38

TCW GALILEO TOTAL RETURN BOND FUND
                                                                          [ICON]
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 2002

 PRINCIPAL
  AMOUNT     FIXED INCOME SECURITIES                      VALUE
-----------  -----------------------                   ------------

             COLLATERALIZED MORTGAGE OBLIGATIONS
               (53.1% OF NET ASSETS)
$ 2,122,867  Bear Stearns Mortgage Securities, Inc.
               (97-2-A5), 6.875%, due 01/28/24         $  2,140,944
  1,500,000  CMC Securities Corp. III (94-A-A22),
               14.618%, due 02/25/24 (I/F)                1,739,472
  4,710,119  Countrywide Funding Corp. (93-7-A5), 7%,
               due 11/25/23 (TAC)                         4,889,575
  1,332,581  Federal Home Loan Mortgage Corp.
               (1422-SA), 18.018%, due 11/15/07 (I/F)     1,636,993
  3,350,000  Federal Home Loan Mortgage Corp.
               (1620-SB), 10%, due 11/15/23 (I/F)         3,361,669
  3,357,000  Federal Home Loan Mortgage Corp.
               (1629-PB), 6%, due 05/15/23                3,427,534
  1,782,000  Federal Home Loan Mortgage Corp.
               (1662-N), 6.25%, due 01/15/09              1,886,069
    322,583  Federal Home Loan Mortgage Corp.
               (1796-E), 6%, due 09/15/08                   327,749
  3,830,719  Federal Home Loan Mortgage Corp.
               (1829-ZB), 6.5%, due 03/15/26              3,943,247
    516,179  Federal Home Loan Mortgage Corp.
               (1844-E), 6.5%, due 10/15/13                 540,032
  3,500,000  Federal Home Loan Mortgage Corp.
               (2020-D), 6.25%, due 01/15/27 (PAC)        3,582,701
  2,000,000  Federal Home Loan Mortgage Corp.
               (2061-TA), 5.25%, due 10/15/27 (PAC)       1,970,200
  4,669,246  Federal Home Loan Mortgage Corp.
               (2107-Z), 6%, due 12/15/28                 4,848,919
  5,649,585  Federal Home Loan Mortgage Corp.
               (2276-ZA), 7%, due 01/15/31                6,145,689
  5,992,681  Federal Home Loan Mortgage Corp.
               (2448-ZM), 7%, due 05/15/32                6,412,169
  3,000,000  Federal National Mortgage Association
               (02-2-QD), 6%, due 11/25/29                3,113,437
    589,668  Federal National Mortgage Association
               (92-215-PL), 7.25%, due 11/25/21 (PAC)       597,051
  1,356,717  Federal National Mortgage Association
               (93-130-NA), 6.5%, due 05/25/23            1,366,253
  1,528,756  Federal National Mortgage Association
               (93-189-S), 11.997%, due 10/25/23
               (I/F)                                      1,559,928
  1,000,000  Federal National Mortgage Association
               (93-202-SZ), 10%, due 11/25/23
               (PAC)(I/F)                                 1,045,970
     99,529  Federal National Mortgage Association
               (93-2-B), 7.2%, due 11/25/03                 100,526
    629,466  Federal National Mortgage Association
               (94-40-SA), 21.022%, due 03/25/24
               (I/F)                                        648,792
  3,951,585  Federal National Mortgage Association
               (98-44-ZA), 6.5%, due 07/20/28             4,149,164

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
39

TCW GALILEO TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

 PRINCIPAL
  AMOUNT                                                  VALUE
-----------                                            ------------
             COLLATERALIZED MORTGAGE OBLIGATIONS
             (CONTINUED)
$ 1,007,728  Federal National Mortgage Association
               (G92-29-J), 8%, due 07/25/22            $  1,117,308
  3,800,533  First Nationwide Trust (01-51-A1),
               6.75%, due 10/21/31                        3,914,548
  3,465,850  GMAC Mortgage Corp. (00-J3-A3), 7.75%,
               due 10/25/30                               3,522,118
 39,862,571  Government National Mortgage Association
               (02-41-SB), 4.17%, due 06/20/32            1,809,387
  3,060,451  Government National Mortgage Association
               (02-41-ZJ), 6%, due 06/20/32               2,999,242
  3,986,270  Master Asset Securitization Trust
               (02-63-A1), 6.25%, due 10/25/32            4,065,372
  2,378,643  Residential Accredit Loans, Inc.
               (97-QS13-A7), 7.25%, due 12/25/27          2,432,163
  2,300,000  Residential Asset Securitization Trust
               (98-A12-A16), 6.75%, due 11/25/28          2,342,345
  1,503,775  Residential Funding Mortgage Securities
               I (95-S21-A6), 7.5%, due 12/26/25          1,562,858
     43,891  Residential Funding Mortgage Securities
               I (95-S7-A9), 8%, due 05/25/10 (I/O)             271
  2,953,221  Washington Mutual MSC Mortgage
               Pass-Through CTFS (02-MS2-3A1), 6.5%,
               due 05/25/32                               3,041,817
  3,447,463  Washington Mutual, Inc. (02-S1-2A1),
               6.5%, due 01/25/32                         3,561,312
                                                       ------------
             TOTAL COLLATERALIZED MORTGAGE
               OBLIGATIONS (COST: $84,083,106)           89,802,824
                                                       ------------
             U.S. GOVERNMENT AGENCY OBLIGATIONS
               (42.9%)
    215,086  Federal Home Loan Mortgage Corp., Pool
               #755183, 5.756%, due 12/01/15                223,988
  2,238,102  Federal Home Loan Mortgage Corp., Pool
               #755363, 4.803%, due 09/01/30              2,284,968
  7,000,000  Federal Home Loan Mortgage Corp., Pool
               #789924, 4.9%, due 11/01/32                7,087,500
    107,540  Federal Home Loan Mortgage Corp., Pool
               #846317, 5.266%, due 08/01/26                111,161
    304,360  Federal Home Loan Mortgage Corp., Pool
               #846510, 5.316%, due 04/01/25                313,107
  1,241,090  Federal Home Loan Mortgage Corp., Pool
               #846732, 5.433%, due 01/01/30              1,297,812
  5,619,508  Federal Home Loan Mortgage Corp., Pool
               #C66957, 6.5%, due 05/01/32                5,837,044
  5,792,902  Federal Home Loan Mortgage Corp., Pool
               #C90552, 6%, due 06/01/22                  5,992,033
  2,060,783  Federal Home Loan Mortgage Corp., Pool
               #G30194, 6.5%, due 04/01/21                2,140,638
    378,251  Federal Housing Authority (#000-13002),
               7.125%, due 03/01/04                         377,306
  2,723,727  Federal Housing Authority (#012-11216),
               7.185%, due 03/25/29                       2,716,918

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
40

                                                                          [ICON]
--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2002

 PRINCIPAL
  AMOUNT                                                  VALUE
-----------                                            ------------
             U.S. GOVERNMENT AGENCY OBLIGATIONS
             (CONTINUED)
$   251,269  Federal Housing Authority (#112-43055),
               9.25%, due 05/25/32                     $    255,038
      5,173  Federal National Mortgage Association,
               Pool #029542, 8.75%, due 07/01/09              5,658
        475  Federal National Mortgage Association,
               Pool #062420, 7.5%, due 03/01/06                 502
    261,728  Federal National Mortgage Association,
               Pool #124410, 5.058%, due 07/01/22           268,905
     91,028  Federal National Mortgage Association,
               Pool #137064, 6.235%, due 03/01/19            93,164
  4,673,414  Federal National Mortgage Association,
               Pool #254369, 6%, due 06/01/12             4,893,941
  5,905,150  Federal National Mortgage Association,
               Pool #254442, 5.5%, due 09/01/17           6,065,696
    207,644  Federal National Mortgage Association,
               Pool #303786, 7.5%, due 02/01/11             222,179
    112,091  Federal National Mortgage Association,
               Pool #348025, 4.545%, due 06/01/26           112,648
  2,642,140  Federal National Mortgage Association,
               Pool #589081, 6.5%, due 08/01/31           2,737,092
  6,974,608  Federal National Mortgage Association,
               Pool #655819, 4.959%, due 08/01/32         7,079,227
  4,994,091  Federal National Mortgage Association,
               Pool #661856, 4.8%, due 10/01/32           5,117,383
  8,000,000  Federal National Mortgage Association,
               TBA, 4.75%                                 8,060,000*
  4,000,000  Federal National Mortgage Association,
               TBA, 4.95%                                 4,035,000*
  2,150,060  Government National Mortgage Association
               II, Pool #003068, 6.5%, due 04/20/31       2,232,420
      4,575  Government National Mortgage
               Association, Pool #003933, 8.25%, due
               07/15/04                                       4,726
  1,480,218  Government National Mortgage
               Association, Pool #351003, 7.5%, due
               07/15/28                                   1,575,514
  1,369,138  Government National Mortgage
               Association, Pool #365618, 7%, due
               10/15/33                                   1,417,063
                                                       ------------
             TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
               (COST: $71,516,227)                       72,558,631
                                                       ------------
             U.S. TREASURY SECURITIES (0.2%)
    177,000  Certificates Accrual Treasury Strips,
               0%, due 05/15/06                             161,934
    112,000  Certificates Accrual Treasury Strips,
               0%, due 08/15/08                              92,440
                                                       ------------
             TOTAL U.S. TREASURY SECURITIES (COST:
               $214,549)                                    254,374
                                                       ------------
             TOTAL FIXED INCOME SECURITIES (COST:
               $155,813,882) (96.2%)                    162,615,829
                                                       ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

 PRINCIPAL
  AMOUNT     SHORT-TERM INVESTMENTS                       VALUE
-----------  ----------------------                    ------------
$ 7,000,000  Cargill, Inc., 1.74%, due 11/05/02
               (Commercial Paper)                      $  6,998,647
    600,000  General Electric Capital Corp., 1.72%,
               due 11/01/02 (Commercial Paper)              600,000
  3,600,000  General Electric Capital Corp., 1.75%,
               due 11/06/02 (Commercial Paper)            3,599,125
     80,609  Investors Bank & Trust Depository
               Reserve, 1.05%, due 11/01/02                  80,609
  5,000,000  Pitney Bowes, Inc., 1.72%, due 11/05/02
               (Commercial Paper)                         4,999,045
  8,000,000  USAA Capital Corp., 1.74%, due 11/05/02
               (Commercial Paper)                         7,998,453
                                                       ------------
             TOTAL SHORT-TERM INVESTMENTS (COST:
               $24,275,879) (14.3%)                      24,275,879
                                                       ------------
             TOTAL INVESTMENTS (COST: $180,089,761)
               (110.5%)                                 186,891,708
             LIABILITIES IN EXCESS OF OTHER ASSETS
               (-10.5%)                                 (17,828,504)
                                                       ------------
             NET ASSETS (100.0%)                       $169,063,204
                                                       ============

NOTES TO THE SCHEDULE OF INVESTMENTS:

I/F - INVERSE FLOATING RATE SECURITY WHOSE INTEREST RATE MOVES IN THE OPPOSITE
      DIRECTION OF PREVAILING INTEREST RATES.
I/O - INTEREST ONLY SECURITY.
PAC - PLANNED AMORTIZATION CLASS.
TAC - TARGET AMORTIZATION CLASS.
  * SECURITY PURCHASED ON A FORWARD COMMITMENT WITH AN APPROXIMATE PRINCIPAL AMOUNT. THE ACTUAL PRINCIPAL AMOUNT AND MATURITY DATE WILL BE DETERMINED UPON SETTLEMENT WHEN THE SECURITY IS DELIVERED TO THE FUND.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
42

TCW GALILEO FUNDS, INC.
                                                                          [ICON]
--------------------------------------------------------------------------------
U.S. FIXED INCOME
STATEMENTS OF ASSETS AND LIABILITIES                            OCTOBER 31, 2002

                                            TCW                    TCW         TCW          TCW
                               TCW        GALILEO      TCW       GALILEO     GALILEO      GALILEO
                             GALILEO        CORE     GALILEO      HIGH        SHORT        TOTAL
                              MONEY        FIXED     FLEXIBLE     YIELD        TERM       RETURN
                              MARKET       INCOME     INCOME      BOND         BOND        BOND
                               FUND         FUND       FUND       FUND         FUND        FUND
                           ------------  ----------  --------  -----------  ----------  -----------
                                                 DOLLAR AMOUNTS IN THOUSANDS
                                                  (EXCEPT PER SHARE AMOUNTS)
ASSETS
  Investments, at Value
    (1)                    $    513,717  $   63,119  $  1,388  $   359,679  $   21,208  $   186,892
  Receivables for
    Securities Sold                  --         677     1,796        2,557          20          178
  Receivables for Fund
    Shares Sold                      --       1,217        --        2,056          38          913
  Interest Receivable             1,994         807        32        8,592          57          870
                           ------------  ----------  --------  -----------  ----------  -----------
    Total Assets                515,711      65,820     3,216      372,884      21,323      188,853
                           ------------  ----------  --------  -----------  ----------  -----------
LIABILITIES
  Distribution Payable              653         250        --        2,465          52        1,010
  Payables for Securities
    Purchased                        --         700        --       12,740       1,015       18,547
  Payables for Fund
    Shares Redeemed                  --         440        --          189          --           79
  Payables Upon Return of
    Securities Loaned                --       2,714        --       52,268          --           --
  Accrued Management Fees            96          17        --          183           2           64
  Other Accrued Expenses            145          92        23          115          49           90
                           ------------  ----------  --------  -----------  ----------  -----------
    Total Liabilities               894       4,213        23       67,960       1,118       19,790
                           ------------  ----------  --------  -----------  ----------  -----------
NET ASSETS                 $    514,817  $   61,607  $  3,193  $   304,924  $   20,205  $   169,063
                           ============  ==========  ========  ===========  ==========  ===========
NET ASSETS CONSIST OF:
  Paid-in Capital          $    514,817  $   64,857  $  4,189  $   412,656  $   25,680  $   163,650
  Undistributed Net
    Realized (Loss) on
    Investments and
    Foreign Currency                 --      (5,425)     (963)     (75,917)     (5,127)        (731)
  Unrealized Appreciation
    (Depreciation) on
    Investments and
    Foreign Currency                 --       1,674       (45)     (27,793)        129        6,802
  Undistributed Net
    Investment Income
    (Loss)                           --         501        12       (4,022)       (477)        (658)
                           ------------  ----------  --------  -----------  ----------  -----------
NET ASSETS                 $    514,817  $   61,607  $  3,193  $   304,924  $   20,205  $   169,063
                           ============  ==========  ========  ===========  ==========  ===========
NET ASSETS ATTRIBUTABLE
  TO:
  I Class Shares           $    514,817  $   56,851  $     --  $   277,422  $   20,205  $   134,474
                           ============  ==========  ========  ===========  ==========  ===========
  N Class Shares           $         --  $    4,756  $  3,193  $    27,502  $       --  $    34,589
                           ============  ==========  ========  ===========  ==========  ===========
CAPITAL SHARES
  OUTSTANDING:
  I Class                   514,817,207   5,880,041        --   44,966,521   2,084,099   13,511,344
                           ============  ==========  ========  ===========  ==========  ===========
  N Class                            --     488,768   449,577    4,426,446          --    3,385,966
                           ============  ==========  ========  ===========  ==========  ===========
NET ASSET VALUE PER
  SHARE:
  I Class                  $       1.00  $     9.67  $     --  $      6.17  $     9.69  $      9.95
                           ============  ==========  ========  ===========  ==========  ===========
  N Class                  $         --  $     9.73  $   7.10  $      6.21  $       --  $     10.22
                           ============  ==========  ========  ===========  ==========  ===========

(1) THE IDENTIFIED COST FOR THE TCW GALILEO MONEY MARKET FUND, THE TCW GALILEO CORE FIXED INCOME FUND, THE TCW GALILEO FLEXIBLE INCOME FUND, THE TCW GALILEO HIGH YIELD BOND FUND, THE TCW GALILEO SHORT TERM BOND FUND, AND THE TCW GALILEO TOTAL RETURN BOND FUND AT OCTOBER 31, 2002 WAS $513,717, $61,445, $1,433, $387,472, $21,079, AND $180,090, RESPECTIVELY.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO FUNDS, INC.
--------------------------------------------------------------------------------

U.S. FIXED INCOME
STATEMENTS OF OPERATIONS                             YEAR ENDED OCTOBER 31, 2002

                                      TCW                 TCW       TCW      TCW
                             TCW    GALILEO    TCW      GALILEO   GALILEO  GALILEO
                           GALILEO   CORE    GALILEO     HIGH      SHORT    TOTAL
                            MONEY    FIXED   FLEXIBLE    YIELD     TERM    RETURN
                           MARKET   INCOME    INCOME     BOND      BOND     BOND
                            FUND     FUND      FUND      FUND      FUND     FUND
                           -------  -------  --------  ---------  -------  -------
                                         DOLLAR AMOUNTS IN THOUSANDS
INVESTMENT INCOME
INCOME:
  Dividends                $   --   $   --    $  31    $     --    $  --   $   --
  Interest                  9,954    3,628      195      28,033      911    9,005
                           ------   ------    -----    --------    -----   ------
    Total                   9,954    3,628      226      28,033      911    9,005
                           ------   ------    -----    --------    -----   ------
EXPENSES:
  Management Fees           1,214      242       23       2,126      100      529
  Accounting Service Fees     124       29       12          76       14       36
  Administration Fees         179       58       11         108       20       49
  Transfer Agent Fees:
    I Class                    42       28       --          31       27       28
    N Class                    --       29        9          30       --       31
  Custodian Fees               25       55       19          51       21       19
  Professional Fees            45       28        7          40       26       32
  Directors' Fees &
    Expenses                   10        9        9          10        9        9
  Registration Fees:
    I Class                    33       18       --          21       10       23
    N Class                    --       15       --          14       --       16
  Distribution Fees:
    N Class                    --       14        8          24       --       22
  Other                        44        8        1          35        6       16
                           ------   ------    -----    --------    -----   ------
    Total                   1,716      533       99       2,566      233      810
    Less Management Fees
      Waived or Expenses
      Borne by Investment
      Advisor:
      I Class                   9       --       --          --       33       --
      N Class                  --       42       56          26       --       39
                           ------   ------    -----    --------    -----   ------
      Net Expenses          1,707      491       43       2,540      200      771
                           ------   ------    -----    --------    -----   ------
  Net Investment Income     8,247    3,137      183      25,493      711    8,234
                           ------   ------    -----    --------    -----   ------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND
  FOREIGN CURRENCY
  TRANSACTIONS
  Net Realized Gain
    (Loss) on:
    Investments                --     (235)    (750)    (27,394)     280        4
    Foreign Currency           --      (50)      --          --       --       --
  Change in Unrealized
    Appreciation
    (Depreciation) on:
    Investments                --       (9)     135      (4,151)    (551)   1,498
    Translation of Assets
      and Liabilites in
      Foreign Currencies       --       19       --          --       --       --
                           ------   ------    -----    --------    -----   ------
  Net Realized and
    Unrealized Gain
    (Loss) on Investments
    and Foreign Currency
    Transactions               --     (275)    (615)    (31,545)    (271)   1,502
                           ------   ------    -----    --------    -----   ------
INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS          $8,247   $2,862    $(432)   $ (6,052)   $ 440   $9,736
                           ======   ======    =====    ========    =====   ======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO FUNDS, INC.
                                                                          [ICON]
--------------------------------------------------------------------------------
U.S. FIXED INCOME
STATEMENTS OF CHANGES IN NET ASSETS

                                                    TCW GALILEO CORE
                                   TCW GALILEO        FIXED INCOME
                                MONEY MARKET FUND         FUND
                                ------------------  ----------------
                                    YEAR ENDED         YEAR ENDED
                                   OCTOBER 31,        OCTOBER 31,
                                ------------------  ----------------
                                  2002      2001     2002     2001
                                --------  --------  -------  -------
                                    DOLLAR AMOUNTS IN THOUSANDS
OPERATIONS
  Net Investment Income         $  8,247  $ 13,105  $ 3,137  $ 4,327
  Net Realized (Loss) on
    Investments and Foreign
    Currency Transactions             --        --     (285)    (398)
  Change in Unrealized
    Appreciation on
    Investments and Foreign
    Currency Transactions             --        --       10    3,231
                                --------  --------  -------  -------
  Increase in Net Assets
    Resulting from Operations      8,247    13,105    2,862    7,160
                                --------  --------  -------  -------
DISTRIBUTIONS TO SHAREHOLDERS
  Distributions from Net
    Investment Income:
    I Class                       (8,247)  (13,105)  (2,798)  (4,439)
    N Class                           --        --     (279)     (39)
                                --------  --------  -------  -------
  Total Distributions to
    Shareholders                  (8,247)  (13,105)  (3,077)  (4,478)
                                --------  --------  -------  -------
NET CAPITAL SHARE TRANSACTIONS
  I Class                        186,060    96,582   (6,433) (12,685)
  N Class                             --        --    1,049    3,839
                                --------  --------  -------  -------
  Increase (Decrease) in Net
    Assets Resulting from Net
    Capital Share Transactions   186,060    96,582   (5,384)  (8,846)
                                --------  --------  -------  -------
  Increase (Decrease) in Net
    Assets                       186,060    96,582   (5,599)  (6,164)
NET ASSETS
  Beginning of Year              328,757   232,175   67,206   73,370
                                --------  --------  -------  -------
  End of Year                   $514,817  $328,757  $61,607  $67,206
                                ========  ========  =======  =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO FUNDS, INC.
--------------------------------------------------------------------------------

U.S. FIXED INCOME
STATEMENTS OF CHANGES IN NET ASSETS

                                    TCW GALILEO FLEXIBLE            TCW GALILEO HIGH
                                         INCOME FUND                YIELD BOND FUND
                                -----------------------------  --------------------------
                                             DECEMBER 1, 2000
                                              (COMMENCEMENT            YEAR ENDED
                                YEAR ENDED    OF OPERATIONS)          OCTOBER 31,
                                OCTOBER 31,      THROUGH       --------------------------
                                   2002      OCTOBER 31, 2001      2002          2001
                                -----------  ----------------  ------------  ------------
                                               DOLLAR AMOUNTS IN THOUSANDS
OPERATIONS
  Net Investment Income           $  183          $  113         $ 25,493      $ 24,417
  Net Realized (Loss) on
    Investments                     (750)           (213)         (27,394)      (30,403)
  Change in Unrealized
    Appreciation
    (Depreciation) on
    Investments                      135            (178)          (4,151)          922
                                  ------          ------         --------      --------
  (Decrease) in Net Assets
    Resulting from Operations       (432)           (278)          (6,052)       (5,064)
                                  ------          ------         --------      --------
DISTRIBUTIONS TO SHAREHOLDERS
  Distributions from Net
    Investment Income:
    I Class                           --              --          (25,868)      (25,656)
    N Class                         (188)            (98)            (997)         (204)
                                  ------          ------         --------      --------
  Total Distributions to
    Shareholders                    (188)            (98)         (26,865)      (25,860)
                                  ------          ------         --------      --------
NET CAPITAL SHARE TRANSACTIONS
  I Class                             --              --           62,561        81,154
  N Class                          2,091           2,098           20,111         8,637
                                  ------          ------         --------      --------
  Increase in Net Assets
    Resulting from Net Capital
    Share Transactions             2,091           2,098           82,672        89,791
                                  ------          ------         --------      --------
  Increase in Net Assets           1,471           1,722           49,755        58,867
NET ASSETS
  Beginning of Year                1,722              --          255,169       196,302
                                  ------          ------         --------      --------
  End of Year                     $3,193          $1,722         $304,924      $255,169
                                  ======          ======         ========      ========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO FUNDS, INC.
                                                                          [ICON]
--------------------------------------------------------------------------------
U.S. FIXED INCOME
STATEMENTS OF CHANGES IN NET ASSETS

                                   TCW GALILEO        TCW GALILEO
                                   SHORT TERM        TOTAL RETURN
                                    BOND FUND          BOND FUND
                                -----------------  -----------------
                                   YEAR ENDED         YEAR ENDED
                                   OCTOBER 31,        OCTOBER 31,
                                -----------------  -----------------
                                  2002     2001      2002     2001
                                --------  -------  --------  -------
                                    DOLLAR AMOUNTS IN THOUSANDS
OPERATIONS
  Net Investment Income         $    711  $ 2,837  $  8,234  $ 5,789
  Net Realized Gain on
    Investments                      280      141         4       --
  Change in Unrealized
    Appreciation
    (Depreciation) on
    Investments                     (551)   1,522     1,498    5,470
                                --------  -------  --------  -------
  Increase in Net Assets
    Resulting from Operations        440    4,500     9,736   11,259
                                --------  -------  --------  -------
DISTRIBUTIONS TO SHAREHOLDERS
  Distributions from Net
    Investment Income:
    I Class                         (833)  (3,115)   (7,475)  (5,039)
    N Class                           --       --      (746)     (19)
                                --------  -------  --------  -------
  Total Distributions to
    Shareholders                    (833)  (3,115)   (8,221)  (5,058)
                                --------  -------  --------  -------
NET CAPITAL SHARE TRANSACTIONS
  I Class                        (33,753)  (7,959)   44,067   11,795
  N Class                             --       --    33,817      504
                                --------  -------  --------  -------
  Increase (Decrease) in Net
    Assets Resulting from Net
    Capital Share Transactions   (33,753)  (7,959)   77,884   12,299
                                --------  -------  --------  -------
  Increase (Decrease) in Net
    Assets                       (34,146)  (6,574)   79,399   18,500
NET ASSETS
  Beginning of Year               54,351   60,925    89,664   71,164
                                --------  -------  --------  -------
  End of Year                   $ 20,205  $54,351  $169,063  $89,664
                                ========  =======  ========  =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO FUNDS, INC.
--------------------------------------------------------------------------------

U.S. FIXED INCOME
NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

TCW Galileo Funds, Inc., a Maryland corporation (the "Company"), is an open-end management investment company registered under the Investment Company Act of 1940, (the "1940 Act"), as amended, that currently offers a selection of 28 no-load mutual funds known as the TCW Galileo Funds (the "Funds"). TCW Investment Management Company (the "Advisor") is the investment advisor to the Funds and is registered under the Investment Advisors Act of 1940. Prior to August 6, 2002, TCW London International, Limited was a sub-advisor for the TCW Galileo Asia Pacific Equities Fund, the TCW Galileo Emerging Markets Equities Fund, the TCW Galileo European Equities Fund, the TCW Galileo Japanese Equities Fund, and the TCW Galileo Select International Equities Fund. Effective
August 6, 2002, the Advisor has retained Societe Generale Asset Management International Ltd. (regulated by the Financial Services Authority in the United Kingdom) to act as a sub-advisor to the TCW Galileo Emerging Markets Equities Fund, the TCW Galileo European Equities Fund, the TCW Galileo Japanese Equities Fund, and the TCW Galileo Select International Equities Fund, and has retained SGY Asset Management (Singapore) Ltd. ("SGY") to act as sub-advisor to the TCW Galileo Asia Pacific Equities Fund. The Advisor and SGY are the second-tier subsidiaries of Societe Generale Asset Management, S.A. Each Fund has distinct investment objectives and policies. Investors Bank & Trust Company serves as the administrator of the Funds.

Effective May 1, 2002, the TCW Galileo Total Return Mortgage-Backed Securities Fund and the TCW Galileo Mortgage-Backed Securities Fund changed their names to the TCW Galileo Total Return Bond Fund and the TCW Galileo Short Term Bond Fund, respectively. There is no change in their investment objectives.

The Funds' financial statements are separated into three reports: 1) U.S. Equities Funds, 2) U.S. Fixed Income Funds, and 3) International Funds.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Funds in the preparation of their financial statements.

PRINCIPLES OF ACCOUNTING: The Funds use the accrual method of accounting for financial reporting purposes.

ADOPTION OF NEW ACCOUNTING PRINCIPLE: Effective November 1, 2001, the Funds adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities using the effective yield method. Prior to November 1, 2001, the Funds did not amortize premiums and the discounts were recognized as income at the time securities were sold. The cumulative effect of this accounting change had no impact on total net assets of the Funds, but resulted in the following reclassifications of the components of net assets. At November 1, 2001, the following reclassifications were made (amounts in thousands):

                                                NET UNREALIZED             UNDISTRIBUTED
                                          APPRECIATION/(DEPRECIATION)  NET INVESTMENT INCOME
                                          ---------------------------  ---------------------
TCW Galileo Core Fixed Income Fund                   $ (5)                     $   5
TCW Galileo Flexible Income Fund                       (2)                         2
TCW Galileo High Yield Bond Fund                      207                       (207)

                                                                          [ICON]
--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2002

The effect of this change for the year ended October 31, 2002 was to:

                                                          INCREASE/(DECREASE)
                                     INCREASE/(DECREASE)      UNREALIZED
                                       NET INVESTMENT        APPRECIATION/     INCREASE/(DECREASE)
                                           INCOME           (DEPRECIATION)      NET REALIZED GAIN
                                     -------------------  -------------------  -------------------
TCW Galileo Core Fixed Income Fund           $(2)                 $ 4                 $  (2)
TCW Galileo Flexible Income Fund              (5)                   3                     2
TCW Galileo High Yield Bond Fund              91                   57                  (148)

The Statements of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in policy.

The TCW Galileo Short Term Bond Fund and the TCW Galileo Total Return Bond Fund have always amortized premiums and discounts since inception of the funds and therefore required no reclassification.

SECURITY VALUATIONS: The value of securities held in the TCW Galileo Money Market Fund is determined by using the amortized cost method applied to each individual security unless, due to special circumstances, the use of such a method would result in a valuation that does not approximate fair market value. All other securities, for which over-the-counter market quotations are readily available, are valued at the latest bid.

Securities for which market quotations are not readily available, including circumstances under which it is determined by the Advisor that sale or bid prices are not reflective of a security's market value, are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Company's Board of Directors.

For Funds other than the TCW Galileo Money Market Fund, short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Other short-term debt securities are valued on a marked-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized value using their value on the 61st day prior to maturity.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are recorded as of the trade date. Interest income is recorded on the accrual basis. Premiums and discounts on securities purchased are amortized using the effective yield method. Original issue discount is accreted as interest income using the effective yield method. Realized gains and losses on investments are recorded on the basis of specific identification.

FOREIGN CURRENCY TRANSLATION: The books and records of each Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized gain (loss) in the Statement of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes. It is not practicable to separately identify that portion of gains and losses of the Funds that arise as a result of changes in the exchange rates from the fluctuations that arise from changes in market prices of investments during the year.
49

TCW GALILEO FUNDS, INC.
--------------------------------------------------------------------------------
U.S. FIXED INCOME
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DOLLAR ROLL TRANSACTIONS: The Funds may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage backed securities market. A dollar roll transaction involves a simultaneous sale by the Fund of securities that it holds with an agreement to repurchase substantially similar securities at an agreed upon price and date, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. These transactions are accounted for as financing transactions as opposed to sales and purchases. The differential between the sale price and the repurchase price is recorded as deferred income and recognized between the settlement dates of the sale and repurchase. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve risk that the market value of the security sold by the Fund may decline below the repurchase price of the security. There were no such transactions outstanding as of October 31, 2002.

REPURCHASE AGREEMENTS: The Funds may invest in repurchase agreements secured by U.S. Government obligations and by other securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

SECURITY LENDING: The Funds may lend their securities to qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds receive compensation for lending their securities (see
Note 3).

OPTIONS: Premiums received from call options written are recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. If the option expires unexercised, premiums received are realized as a gain at expiration date. If the position is closed prior to expiration, a gain or loss is realized based on premiums received, less the cost to close the option. When an option is exercised, premiums received are added to the proceeds from the sale of the underlying securities and a gain or loss is realized. Call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. There were no option contracts entered into during the year ended October 31, 2002.

ALLOCATION OF OPERATING ACTIVITY: Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Funds based on the relative net assets of each class. Distribution fees, which are directly attributable to a class of shares, are charged to that class' operations (see Note 6). All other expenses are charged to each Fund as incurred on a specific identification basis.

NET ASSET VALUE: The Net Asset Value of each Fund's shares is determined by dividing the net assets of the Fund by the number of issued and outstanding shares on each business day as of 9:00 A.M. Pacific Standard/Daylight Time for the TCW Galileo Money Market Fund and as of 1:00 P.M. Pacific Standard/Daylight Time for the other funds.

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income of the TCW Galileo Money Market Fund are declared each business day. The other fixed income funds declare and

                                                                          [ICON]
--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2002
pay, or reinvest, dividends from net investment income monthly except for the TCW Galileo Flexible Income Fund which pays quarterly. Distribution of any net long-term and net short-term capital gains earned by a fund will be distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, market discount, losses deferred to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect net investment income per share. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

USE OF ESTIMATES: The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

RECLASSIFICATIONS: Certain reclassifications were made to the prior periods' Statements of Changes in Net Assets and Financial Highlights relating to distributions for presentation purposes only. These reclassifications had no effect on the net assets or net asset value per share.

NOTE 3 -- SECURITY LENDING

The Funds listed below loaned securities that were collateralized in cash which was invested in short-term investments as of October 31, 2002 (amounts in thousands):

                                                                                    SECURITIES
                                        MARKET VALUE OF                              LENDING
                                       LOANED SECURITIES     COLLATERAL VALUE        INCOME*
                                       ------------------    ----------------    ----------------
TCW Galileo Core Fixed Income Fund     $            2,625    $         2,714     $              5
TCW Galileo High Yield Bond Fund                   51,057             52,268                  121

  *  NET OF BROKER FEES.

Securities lending income is included in interest income in the Statements of Operations.

NOTE 4 -- FEDERAL INCOME TAXES

It is the policy of each Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

For the year ended October 31, 2002 the funds below realized on a tax basis the following net realized losses on security transactions:

                                                      NET REALIZED LOSS
                                                      -----------------
TCW Galileo Core Fixed Income Fund                    $            (105)
TCW Galileo Flexible Income Fund                                   (754)
TCW Galileo High Yield Bond Fund                                (27,048)

TCW GALILEO FUNDS, INC.
--------------------------------------------------------------------------------
U.S. FIXED INCOME
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4 -- FEDERAL INCOME TAXES (CONTINUED)

At October 31, 2002, the components of distributable earnings (excluding unrealized depreciation disclosed below) on a tax basis were as follows (amounts in thousands):

                                       UNDISTRIBUTED     UNDISTRIBUTED         TOTAL
                                          ORDINARY         LONG-TERM       DISTRIBUTABLE
                                           INCOME             GAIN           EARNINGS
                                       --------------    --------------    -------------
TCW Galileo Core Fixed Income Fund     $          484    $           --    $         484
TCW Galileo Flexible Income Fund                   16                --               16
TCW Galileo Total Return Bond Fund                676                --              676

During the year ended October 31, 2002, the tax character of distributions paid was as follows (amounts in thousands):

                                     TCW GALILEO  TCW GALILEO
                                     CORE FIXED    FLEXIBLE    TCW GALILEO
                                       INCOME       INCOME     HIGH YIELD
                                        FUND         FUND       BOND FUND
                                     -----------  -----------  -----------
Distributions paid from:
  Ordinary Income                      $ 3,050     $    188     $ 26,524
  Return of Capital                         27           --          341
                                       -------     --------     --------
Total Distributions                    $ 3,077     $    188     $ 26,865
                                       =======     ========     ========

                                     TCW GALILEO  TCW GALILEO
                                     SHORT TERM   TOTAL RETURN
                                      BOND FUND    BOND FUND
                                     -----------  ------------
Distributions paid from:
  Ordinary Income                      $   762      $  8,221
  Return of Capital                         71            --
                                       -------      --------
Total Distributions                    $   833      $  8,221
                                       =======      ========

At October 31, 2002, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows (amounts in thousands):

                                     TCW GALILEO  TCW GALILEO
                                     CORE FIXED    FLEXIBLE    TCW GALILEO
                                       INCOME       INCOME     HIGH YIELD
                                        FUND         FUND       BOND FUND
                                     -----------  -----------  -----------
Unrealized Appreciation                $ 2,609     $     14     $  4,975
Unrealized (Depreciation)                 (967)         (60)     (33,513)
                                       -------     --------     --------
Net Unrealized Appreciation
  (Depreciation)                       $ 1,642     $    (46)    $(28,538)
                                       =======     ========     ========
Cost of Investments for Federal
  Income Tax Purposes                  $61,477     $  1,434     $388,217
                                       =======     ========     ========

                                                                          [ICON]
--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2002

                                     TCW GALILEO  TCW GALILEO
                                     SHORT TERM   TOTAL RETURN
                                      BOND FUND    BOND FUND
                                     -----------  ------------
Unrealized Appreciation                $   145      $  7,039
Unrealized (Depreciation)                  (16)         (237)
                                       -------      --------
Net Unrealized Appreciation            $   129      $  6,802
                                       =======      ========
Cost of Investments for Federal
  Income Tax Purposes                  $21,079      $180,090
                                       =======      ========

At October 31, 2002, the following Funds had net realized loss carryforwards for federal income tax purposes (amounts in thousands):

                                                    EXPIRING IN
                           --------------------------------------------------------------
                            2003    2004   2005   2006    2007    2008    2009     2010
                           ------  ------  ----  ------  ------  ------  -------  -------
TCW Galileo Core Fixed
  Income Fund              $  166  $1,168  $--   $   --  $1,210  $1,584  $   329  $   105
TCW Galileo Flexible
  Income Fund                  --      --   --       --      --      --      210      754
TCW Galileo High Yield
  Bond Fund                    --      --   --    2,575   5,704   9,607   30,238   27,048
TCW Galileo Short Term
  Bond Fund                 3,572     882   76       14       1      78       --       --
TCW Galileo Total Return
  Bond Fund                    --      --   --       --      --     848       --       --

NOTE 5 -- FUND EXPENSES

The Funds pay to the Advisor, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees as a percentage of daily net asset value:

TCW Galileo Money Market Fund                         0.25%
TCW Galileo Core Fixed Income Fund                    0.40%
TCW Galileo Flexible Income Fund                      0.75%
TCW Galileo High Yield Bond Fund                      0.75%
TCW Galileo Short Term Bond Fund                      0.50%*
TCW Galileo Total Return Bond Fund                    0.50%

  *  CURRENTLY, THE ADVISOR IS WAIVING 0.15% OF THE ANNUAL MANAGEMENT FEE.

The ordinary operating expenses of the TCW Galileo Money Market Fund are limited to 0.40% of the fund's daily net assets. The ordinary operating expenses (each share class) of the other funds are limited to the average of the total expense ratios as reported by Lipper Analytical

TCW GALILEO FUNDS, INC.
--------------------------------------------------------------------------------
U.S. FIXED INCOME
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 -- FUND EXPENSES (CONTINUED)

Services, Inc. for each Fund's respective investment objective, which is subject to change on a monthly basis. The average expense ratios reported by Lipper Analytical Services, Inc. as they relate to each fund were:

TCW Galileo Money Market Fund                        0.40%
TCW Galileo Core Fixed Income Fund                   1.00%
TCW Galileo Flexible Income Fund                     1.38%
TCW Galileo High Yield Bond Fund                     1.30%
TCW Galileo Short Term Bond Fund                     1.00%
TCW Galileo Total Return Bond Fund                   1.00%

Certain officers and/or directors of the Company are officers and/or directors of the Advisor.

NOTE 6 -- DISTRIBUTION PLAN

TCW Brokerage Services ("Distributor"), an affiliate of the Advisor, serves as the non-exclusive distributor of each class of the Company's shares. The Company has a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the N Class shares of each fund. Under the terms of the plan, each fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the fund attributable to its N Class shares for distribution and related services.

NOTE 7 -- PURCHASES AND SALES OF SECURITIES

Investment transactions (excluding short-term investments) for the year ended October 31, 2002, were as follows (amounts in thousands):

                                     TCW GALILEO    TCW GALILEO    TCW GALILEO
                                     CORE FIXED   FLEXIBLE INCOME  HIGH YIELD
                                     INCOME FUND       FUND         BOND FUND
                                     -----------  ---------------  -----------
Purchases at Cost                      $21,880        $ 5,787       $212,217
                                       =======        =======       ========
Sales or Maturity Proceeds             $26,586        $ 6,379       $145,563
                                       =======        =======       ========
U.S. Government Purchases at Cost      $43,058        $     7       $     --
                                       =======        =======       ========
U.S. Government Sales or Maturity
  Proceeds                             $45,783        $    --       $     --
                                       =======        =======       ========

                                     TCW GALILEO    TCW GALILEO
                                     SHORT TERM    TOTAL RETURN
                                      BOND FUND      BOND FUND
                                     -----------  ---------------
Purchases at Cost                      $   801        $11,061
                                       =======        =======
Sales or Maturity Proceeds             $ 5,639        $ 5,919
                                       =======        =======
U.S. Government Purchases at Cost      $19,637        $86,721
                                       =======        =======
U.S. Government Sales or Maturity
  Proceeds                             $49,276        $19,945
                                       =======        =======

                                                                          [ICON]
--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2002

NOTE 8 -- CAPITAL SHARE TRANSACTIONS

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in each Fund's shares were as follows:

TCW GALILEO MONEY MARKET FUND
I CLASS                                   YEAR ENDED                       YEAR ENDED
                                       OCTOBER 31, 2002                 OCTOBER 31, 2001
                                ------------------------------  --------------------------------
                                                    AMOUNT                            AMOUNT
                                    SHARES      (IN THOUSANDS)       SHARES       (IN THOUSANDS)
                                --------------  --------------  ----------------  --------------
Shares Sold                      3,507,163,143   $ 3,507,163      3,221,277,613    $ 3,221,278
Shares Issued upon
  Reinvestment of Dividends          5,698,225         5,698          8,888,594          8,889
Shares Redeemed                 (3,326,800,761)   (3,326,801)    (3,133,584,841)    (3,133,585)
                                --------------   -----------     --------------    -----------
Net Increase                       186,060,607   $   186,060         96,581,366    $    96,582
                                ==============   ===========     ==============    ===========

TCW GALILEO CORE FIXED INCOME             YEAR ENDED                       YEAR ENDED
FUND                                   OCTOBER 31, 2002                 OCTOBER 31, 2001
I CLASS                         ------------------------------  --------------------------------
                                                    AMOUNT                            AMOUNT
                                    SHARES      (IN THOUSANDS)       SHARES       (IN THOUSANDS)
                                --------------  --------------  ----------------  --------------
Shares Sold                          5,889,037   $    56,219          2,251,771    $    21,349
Shares Issued upon
  Reinvestment of Dividends            235,206         2,248            276,778          2,607
Shares Redeemed                     (6,816,789)      (64,900)        (3,898,413)       (36,641)
                                --------------   -----------     --------------    -----------
Net (Decrease)                        (692,546)  $    (6,433)        (1,369,864)   $   (12,685)
                                ==============   ===========     ==============    ===========

TCW GALILEO CORE FIXED INCOME             YEAR ENDED                       YEAR ENDED
FUND                                   OCTOBER 31, 2002                 OCTOBER 31, 2001
N CLASS                         ------------------------------  --------------------------------
                                                    AMOUNT                            AMOUNT
                                    SHARES      (IN THOUSANDS)       SHARES       (IN THOUSANDS)
                                --------------  --------------  ----------------  --------------
Shares Sold                          1,745,465   $    16,837          1,247,760    $    11,952
Shares Issued upon
  Reinvestment of Dividends             27,413           265              1,891             18
Shares Redeemed                     (1,691,059)      (16,053)          (851,245)        (8,131)
                                --------------   -----------     --------------    -----------
Net Increase                            81,819   $     1,049            398,406    $     3,839
                                ==============   ===========     ==============    ===========

                                                                        DECEMBER 1, 2000
                                                                        COMMENCEMENT OF
TCW GALILEO FLEXIBLE INCOME               YEAR ENDED                  OPERATIONS) THROUGH
FUND                                   OCTOBER 31, 2002                 OCTOBER 31, 2001
N CLASS                         ------------------------------  --------------------------------
                                                    AMOUNT                            AMOUNT
                                    SHARES      (IN THOUSANDS)       SHARES       (IN THOUSANDS)
                                --------------  --------------  ----------------  --------------
Shares Sold                            438,597   $     3,501            199,901    $     2,000
Shares Issued upon
  Reinvestment of Dividends             24,717           188             11,369             98
Shares Redeemed                       (225,007)       (1,598)                --             --
                                --------------   -----------     --------------    -----------
Net Increase                           238,307   $     2,091            211,270    $     2,098
                                ==============   ===========     ==============    ===========

TCW GALILEO FUNDS, INC.
--------------------------------------------------------------------------------
U.S. FIXED INCOME
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 8 -- CAPITAL SHARE TRANSACTIONS (CONTINUED)

TCW GALILEO HIGH YIELD BOND               YEAR ENDED                       YEAR ENDED
FUND                                   OCTOBER 31, 2002                 OCTOBER 31, 2001
I CLASS                         ------------------------------  --------------------------------
                                                    AMOUNT                            AMOUNT
                                    SHARES      (IN THOUSANDS)       SHARES       (IN THOUSANDS)
                                --------------  --------------  ----------------  --------------
Shares Sold                         32,504,394   $   220,559         19,695,940    $   148,188
Shares Issued upon
  Reinvestment of Dividends          3,202,694        21,983          2,776,276         20,775
Shares Redeemed                    (26,302,265)     (179,981)       (11,967,004)       (87,809)
                                --------------   -----------     --------------    -----------
Net Increase                         9,404,823   $    62,561         10,505,212    $    81,154
                                ==============   ===========     ==============    ===========

TCW GALILEO HIGH YIELD BOND               YEAR ENDED                       YEAR ENDED
FUND                                   OCTOBER 31, 2002                 OCTOBER 31, 2001
N CLASS                         ------------------------------  --------------------------------
                                                    AMOUNT                            AMOUNT
                                    SHARES      (IN THOUSANDS)       SHARES       (IN THOUSANDS)
                                --------------  --------------  ----------------  --------------
Shares Sold                          4,619,642   $    29,768          1,638,558    $    12,123
Shares Issued upon
  Reinvestment of Dividends            122,663           849             17,479            128
Shares Redeemed                     (1,535,752)      (10,506)          (476,157)        (3,614)
                                --------------   -----------     --------------    -----------
Net Increase                         3,206,553   $    20,111          1,179,880    $     8,637
                                ==============   ===========     ==============    ===========

TCW GALILEO SHORT TERM BOND               YEAR ENDED                       YEAR ENDED
FUND                                   OCTOBER 31, 2002                 OCTOBER 31, 2001
I CLASS                         ------------------------------  --------------------------------
                                                    AMOUNT                            AMOUNT
                                    SHARES      (IN THOUSANDS)       SHARES       (IN THOUSANDS)
                                --------------  --------------  ----------------  --------------
Shares Sold                          4,416,815   $    42,868            705,833    $     6,891
Shares Issued upon
  Reinvestment of Dividends             81,284           792            221,192          2,151
Shares Redeemed                     (7,942,598)      (77,413)        (1,742,950)       (17,001)
                                --------------   -----------     --------------    -----------
Net (Decrease)                      (3,444,499)  $   (33,753)          (815,925)   $    (7,959)
                                ==============   ===========     ==============    ===========

TCW GALILEO TOTAL RETURN BOND             YEAR ENDED                       YEAR ENDED
FUND                                   OCTOBER 31, 2002                 OCTOBER 31, 2001
I CLASS                         ------------------------------  --------------------------------
                                                    AMOUNT                            AMOUNT
                                    SHARES      (IN THOUSANDS)       SHARES       (IN THOUSANDS)
                                --------------  --------------  ----------------  --------------
Shares Sold                          7,992,771   $    78,913          1,510,080    $    14,358
Shares Issued upon
  Reinvestment of Dividends            702,551         6,871            499,534          4,708
Shares Redeemed                     (4,267,235)      (41,717)          (765,478)        (7,271)
                                --------------   -----------     --------------    -----------
    Net Increase                     4,428,087   $    44,067          1,244,136    $    11,795
                                ==============   ===========     ==============    ===========

                                                                          [ICON]
--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2002

TCW GALILEO TOTAL RETURN BOND             YEAR ENDED                       YEAR ENDED
FUND                                   OCTOBER 31, 2002                 OCTOBER 31, 2001
N CLASS                         ------------------------------  --------------------------------
                                                    AMOUNT                            AMOUNT
                                    SHARES      (IN THOUSANDS)       SHARES       (IN THOUSANDS)
                                --------------  --------------  ----------------  --------------
Shares Sold                          4,202,085   $    42,647            111,995    $     1,109
Shares Issued upon
  Reinvestment of Dividends             52,510           534              1,484             15
Shares Redeemed                       (925,096)       (9,364)           (62,261)          (620)
                                --------------   -----------     --------------    -----------
Net Increase                         3,329,499   $    33,817             51,218    $       504
                                ==============   ===========     ==============    ===========

NOTE 9 -- RESTRICTED SECURITIES

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There are no restricted securities (excluding 144A issues) at October 31, 2002.

NOTE 10 -- SUBSEQUENT EVENT

Effective November 1, 2002, the TCW Galileo Aggressive Growth Fund, the TCW Galileo Large Cap Value Fund, the TCW Galileo Opportunity Fund, the TCW Galileo Select International Equities Fund, the TCW Galileo Small Cap Growth Fund, the TCW Galileo Small Cap Value Fund and the TCW Galileo Value Opportunities Fund began offering K Class shares. These shares are not currently available to the general public.

TCW GALILEO MONEY MARKET FUND
--------------------------------------------------------------------------------

I CLASS
FINANCIAL HIGHLIGHTS

                                        YEAR ENDED OCTOBER 31,
                           ------------------------------------------------
                             2002      2001      2000      1999      1998
                           --------  --------  --------  --------  --------
Net Asset Value per
  Share, Beginning of
  Year                     $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                           --------  --------  --------  --------  --------
INCOME FROM INVESTMENT
  OPERATIONS:
Net Investment Income (2)    0.0170    0.0450    0.0579    0.0434    0.0519
                           --------  --------  --------  --------  --------
LESS DISTRIBUTIONS:
Distributions from Net
  Investment Income         (0.0170)  (0.0450)  (0.0579)  (0.0434)  (0.0519)
                           --------  --------  --------  --------  --------
Net Asset Value per
  Share, End of Year       $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                           ========  ========  ========  ========  ========
Total Return                   1.74%     4.64%     5.94%     4.85%     5.31%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year
  (in thousands)           $514,817  $328,757  $232,175  $261,300  $242,451
Ratio of Expenses to
  Average Net Assets           0.35%(1)     0.37%(1)     0.38%     0.38%     0.40%(1)
Ratio of Net Investment
  Income to Average Net
  Assets                       1.70%     4.46%     5.80%     4.76%     5.19%

(1) THE INVESTMENT ADVISOR HAD VOLUNTARILY AGREED TO REDUCE ITS FEE, OR TO PAY THE OPERATING EXPENSES OF THE FUND, TO THE EXTENT NECESSARY TO LIMIT THE ANNUAL ORDINARY OPERATING EXPENSES OF THE FUND TO 0.40% OF NET ASSETS AS DISCLOSED IN NOTE 5 OF THE NOTES TO FINANCIAL STATEMENTS. HAD SUCH ACTION NOT BEEN TAKEN, TOTAL ANNUALIZED OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS WOULD HAVE BEEN 0.35% (THE REIMBURSEMENT IS LESS THAN 0.01%), 0.38% AND 0.41% FOR THE FISCAL YEARS ENDED OCTOBER 31, 2002, 2001 AND 1998, RESPECTIVELY.
(2)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO CORE FIXED INCOME FUND
                                                                          [ICON]
--------------------------------------------------------------------------------
I CLASS
FINANCIAL HIGHLIGHTS

                                          YEAR ENDED OCTOBER 31,
                           ----------------------------------------------------
                            2002 (2)      2001      2000      1999      1998
                           -----------  --------  --------  --------  ---------
Net Asset Value per
  Share, Beginning of
  Year                       $  9.63    $  9.23   $  9.42   $  9.89   $   9.62
                             -------    -------   -------   -------   --------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net Investment Income (3)       0.50       0.57      0.57      0.57       0.55
Net Realized and
  Unrealized Gain (Loss)
  on Investments                0.03       0.42     (0.21)    (0.50)      0.29
                             -------    -------   -------   -------   --------
    Total from Investment
      Operations                0.53       0.99      0.36      0.07       0.84
                             -------    -------   -------   -------   --------
LESS DISTRIBUTIONS:
Distributions from Net
  Investment Income            (0.49)     (0.59)    (0.55)    (0.54)     (0.57)
                             -------    -------   -------   -------   --------
Net Asset Value per
  Share, End of Year         $  9.67    $  9.63   $  9.23   $  9.42   $   9.89
                             =======    =======   =======   =======   ========
Total Return                    5.71%     11.01%     3.97%     0.69%      9.02%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year
  (in thousands)             $56,851    $63,262   $73,290   $70,666   $162,996
Ratio of Expenses to
  Average Net Assets            0.79%      0.73%     0.81%     0.58%(1)     0.62%
Ratio of Net Investment
  Income to
  Average Net Assets            5.20%      6.07%     6.10%     5.83%      5.60%
Portfolio Turnover Rate       119.71%     92.81%   107.59%   136.63%    272.77%

(1) THE INVESTMENT ADVISOR HAS VOLUNTARILY AGREED TO REDUCE ITS FEE, OR TO PAY THE OPERATING EXPENSES OF THE FUND, TO THE EXTENT NECESSARY TO LIMIT THE ANNUAL ORDINARY OPERATING EXPENSES OF THE FUND AS DISCLOSED IN NOTE 5 IN THE NOTES TO FINANCIAL STATEMENTS. HAD SUCH ACTION NOT BEEN TAKEN, TOTAL ANNUALIZED OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS WOULD HAVE BEEN 0.72% FOR THE YEAR ENDED OCTOBER 31, 1999.
(2) THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM AND DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED OCTOBER 31, 2002 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY LESS THAN $0.01, INCREASE NET REALIZED GAINS AND LOSSES PER SHARE BY LESS THAN $0.01 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 5.21% TO 5.20%. PER SHARES AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO NOVEMBER 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.
(3)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO CORE FIXED INCOME FUND
--------------------------------------------------------------------------------

N CLASS
FINANCIAL HIGHLIGHTS

                                                                 MARCH 1, 1999
                                                                (COMMENCEMENT OF
                                                                  OFFERING OF
                                    YEAR ENDED OCTOBER 31,      N CLASS SHARES)
                                ------------------------------      THROUGH
                                 2002 (4)      2001     2000    OCTOBER 31, 1999
                                -----------  --------  -------  ----------------
Net Asset Value per Share,
  Beginning of Period             $  9.69    $  9.32   $ 9.51       $  9.74
                                  -------    -------   ------       -------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net Investment Income (5)            0.48       0.52     0.55          0.37
Net Realized and Unrealized
  Gain (Loss) on Investments         0.05       0.46    (0.21)        (0.35)
                                  -------    -------   ------       -------
Total from Investment
  Operations                         0.53       0.98     0.34          0.02
                                  -------    -------   ------       -------
LESS DISTRIBUTIONS:
Distributions from Net
  Investment Income                 (0.49)     (0.61)   (0.53)        (0.25)
                                  -------    -------   ------       -------
Net Asset Value per Share, End
  of Period                       $  9.73    $  9.69   $ 9.32       $  9.51
                                  =======    =======   ======       =======
Total Return                         5.78%     10.75%    3.71%         0.17% (1)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in
  thousands)                      $ 4,756    $ 3,944   $   80       $    83
Ratio of Expenses to Average
  Net Assets (3)                     1.00%      1.00%    1.13%         1.00% (2)
Ratio of Net Investment Income
  to Average Net Assets              4.98%      5.44%    5.90%         5.68% (2)
Portfolio Turnover Rate            119.71%     92.81%  107.59%       136.63% (1)

(1) FOR THE PERIOD MARCH 1, 1999 (COMMENCEMENT OF OFFERING OF N CLASS SHARES) THROUGH OCTOBER 31, 1999 AND NOT INDICATIVE OF A FULL YEAR'S OPERATING RESULTS.
(2)  ANNUALIZED.
(3) THE INVESTMENT ADVISOR HAS VOLUNTARILY AGREED TO REDUCE ITS FEE, OR TO PAY THE OPERATING EXPENSES OF THE FUND, TO THE EXTENT NECESSARY TO LIMIT THE ANNUAL ORDINARY OPERATING EXPENSES OF THE FUND AS DISCLOSED IN NOTE 5 IN THE NOTES TO THE FINANCIAL STATEMENTS. HAD SUCH ACTION NOT BEEN TAKEN, TOTAL ANNUALIZED OPERATING EXPENSES, AS A PERCENTAGE OF AVERAGE NET ASSETS, WOULD HAVE BEEN 1.75%, 8.35% AND 40.33% FOR THE YEARS ENDED OCTOBER 31, 2002, 2001 AND 2000, RESPECTIVELY, AND 134.10% FOR THE PERIOD FROM MARCH 1, 1999 (COMMENCEMENT OF OFFERING OF N CLASS SHARES) TO OCTOBER 31, 1999, RESPECTIVELY.
(4) THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM AND DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED OCTOBER 31, 2002 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY LESS THAN $0.01, INCREASE NET REALIZED GAINS AND LOSSES PER SHARE BY LESS THAN $0.01 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY LESS THAN 0.01%. PER SHARES AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO NOVEMBER 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.
(5)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO FLEXIBLE INCOME FUND
                                                                          [ICON]
--------------------------------------------------------------------------------
N CLASS
FINANCIAL HIGHLIGHTS

                                                       DECEMBER 1, 2000
                                                        (COMMENCEMENT
                                          YEAR ENDED    OF OPERATIONS)
                                          OCTOBER 31,      THROUGH
                                           2002 (4)    OCTOBER 31, 2001
                                          -----------  ----------------
Net Asset Value per Share, Beginning of
  Period                                    $  8.15        $ 10.00
                                            -------        -------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net Investment Income (5)                      0.47           0.57
Net Realized and Unrealized (Loss) on
  Investments                                 (1.02)         (1.94)
                                            -------        -------
Total from Investment Operations              (0.55)         (1.37)
                                            -------        -------
LESS DISTRIBUTIONS:
Distributions from Net Investment Income      (0.50)         (0.48)
                                            -------        -------
Net Asset Value per Share, End of Period    $  7.10        $  8.15
                                            =======        =======
Total Return                                  (7.22)%       (13.87)% (1)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)    $ 3,193        $ 1,722
Ratio of Expenses to Average Net
  Assets (3)                                   1.40%          1.39% (2)
Ratio of Net Investment Income to
  Average Net Assets                           6.06%          6.63% (2)
Portfolio Turnover Rate                      233.04%         90.42% (1)

(1) FOR THE PERIOD DECEMBER 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2001 AND NOT INDICATIVE OF A FULL YEAR'S OPERATING RESULTS.
(2)  ANNUALIZED.
(3) THE INVESTMENT ADVISOR HAD VOLUNTARILY AGREED TO REDUCE ITS FEE, OR TO PAY THE OPERATING EXPENSES OF THE FUND, TO THE EXTENT NECESSARY TO LIMIT THE ANNUAL ORDINARY OPERATING EXPENSES OF THE FUND AS DISCLOSED IN NOTE 5 OF THE NOTES TO THE FINANCIAL STATEMENTS. HAD SUCH ACTIONS NOT BEEN TAKEN, TOTAL ANNUALIZED OPERATING EXPENSES, AS A PERCENTAGE OF THE AVERAGE NET ASSETS, WOULD HAVE BEEN 3.24% FOR THE YEAR ENDED OCTOBER 31, 2002 AND 5.94% FOR THE PERIOD DECEMBER 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2001.
(4) THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM AND DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED OCTOBER 31, 2002 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY LESS THAN $0.01, INCREASE NET REALIZED GAINS AND LOSSES PER SHARE BY LESS THAN $0.01 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 6.23% TO 6.06%. PER SHARES AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO NOVEMBER 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.
(5)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

I CLASS
FINANCIAL HIGHLIGHTS

                                           YEAR ENDED OCTOBER 31,
                           -------------------------------------------------------
                            2002 (1)      2001       2000       1999       1998
                           -----------  ---------  ---------  ---------  ---------
Net Asset Value per
  Share, Beginning of
  Year                      $   6.94    $   7.82   $   8.85   $   9.20   $  10.11
                            --------    --------   --------   --------   --------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net Investment Income (2)       0.62        0.74       0.84       0.80       0.88
Net Realized and
  Unrealized (Loss) on
  Investments                  (0.74)      (0.83)     (0.97)     (0.37)     (0.74)
                            --------    --------   --------   --------   --------
Total from Investment
  Operations                   (0.12)      (0.09)     (0.13)      0.43       0.14
                            --------    --------   --------   --------   --------
LESS DISTRIBUTIONS:
Distributions from Net
  Investment Income            (0.65)      (0.79)     (0.90)     (0.78)     (0.90)
Distributions from Net
  Realized Gain                   --          --         --         --      (0.15)
                            --------    --------   --------   --------   --------
Total Distributions            (0.65)      (0.79)     (0.90)     (0.78)     (1.05)
                            --------    --------   --------   --------   --------
Net Asset Value per
  Share, End of Year        $   6.17    $   6.94   $   7.82   $   8.85   $   9.20
                            ========    ========   ========   ========   ========
Total Return                   (2.23)%     (1.39)%    (1.77)%     4.60%      1.18%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year
  (in thousands)            $277,422    $246,623   $195,986   $188,098   $165,702
Ratio of Expenses to
  Average Net Assets            0.88%       0.91%      0.91%      0.90%      0.85%
Ratio of Net Investment
  Income to
  Average Net Assets            9.02%       9.93%      9.80%      8.60%      8.89%
Portfolio Turnover Rate        55.18%      78.35%     64.29%    128.15%     92.24%

(1) THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM AND DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED OCTOBER 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE BY LESS THAN $0.01, DECREASE NET REALIZED GAINS AND LOSSES PER SHARE BY LESS THAN $0.01, AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 8.99% TO 9.02%. PER SHARES AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO NOVEMBER 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.
(2)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO HIGH YIELD BOND FUND
                                                                          [ICON]
--------------------------------------------------------------------------------
N CLASS
FINANCIAL HIGHLIGHTS

                                                                MARCH 1, 1999
                                                               (COMMENCEMENT OF
                                                                 OFFERING OF
                                   YEAR ENDED OCTOBER 31,      N CLASS SHARES)
                                -----------------------------      THROUGH
                                 2002 (4)     2001     2000    OCTOBER 31, 1999
                                -----------  -------  -------  ----------------
Net Asset Value per Share,
  Beginning of Period             $  7.01    $ 7.90   $ 8.91       $  9.39
                                  -------    ------   ------       -------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net Investment Income (5)            0.57      0.72     0.78          0.55
Net Realized and Unrealized
  (Loss) on Investments             (0.72)    (0.82)   (0.93)        (0.57)
                                  -------    ------   ------       -------
Total from Investment
  Operations                        (0.15)    (0.10)   (0.15)        (0.02)
                                  -------    ------   ------       -------
LESS DISTRIBUTIONS:
Distributions from Net
  Investment Income                 (0.65)    (0.79)   (0.86)        (0.46)
                                  -------    ------   ------       -------
Net Asset Value per Share, End
  of Period                       $  6.21    $ 7.01   $ 7.90       $  8.91
                                  =======    ======   ======       =======
Total Return                        (2.66)%   (1.51)%  (1.86)%       (0.24)% (1)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in
  thousands)                      $27,502    $8,546   $  316       $   189
Ratio of Expenses to Average
  Net Assets (3)                     1.30%     1.30%    1.27%         1.30% (2)
Ratio of Net Investment Income
  to Average Net Assets              8.32%     9.88%    8.91%         8.78% (2)
Portfolio Turnover Rate             55.18%    78.35%   64.29%       128.15% (1)

(1) FOR THE PERIOD MARCH 1, 1999 (COMMENCEMENT OF OFFERING OF N CLASS SHARES) THROUGH OCTOBER 31, 1999 AND NOT INDICATIVE OF A FULL YEAR'S OPERATING RESULTS.
(2)  ANNUALIZED.
(3) THE INVESTMENT ADVISOR HAS VOLUNTARILY AGREED TO REDUCE ITS FEE, OR TO PAY THE OPERATING EXPENSES OF THE FUND, TO THE EXTENT NECESSARY TO LIMIT THE ANNUAL ORDINARY OPERATING EXPENSES OF THE FUND AS DISCLOSED IN NOTE 5 IN THE NOTES TO THE FINANCIAL STATEMENTS. HAD SUCH ACTION NOT BEEN TAKEN, TOTAL ANNUALIZED OPERATING EXPENSES, AS A PERCENTAGE OF AVERAGE NET ASSETS, WOULD HAVE BEEN 1.57%, 3.37% AND 2.05% FOR THE YEARS ENDED OCTOBER 31, 2002, 2001 AND 2000, RESPECTIVELY, AND 47.83% FOR THE PERIOD FROM MARCH 1, 1999 (COMMENCEMENT OF OFFERING OF N CLASS SHARES) TO OCTOBER 31, 1999.
(4) THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM AND DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED OCTOBER 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE BY LESS THAN $0.01, DECREASE NET REALIZED GAINS AND LOSSES PER SHARE BY LESS THAN $0.01, AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 8.29% TO 8.32%. PER SHARES AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO NOVEMBER 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.
(5)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO SHORT TERM BOND FUND
--------------------------------------------------------------------------------

I CLASS
FINANCIAL HIGHLIGHTS

                                     YEAR ENDED OCTOBER 31,
                           -------------------------------------------
                            2002     2001     2000     1999     1998
                           -------  -------  -------  -------  -------
Net Asset Value per
  Share, Beginning of
  Year                     $  9.83  $  9.60  $  9.59  $  9.60  $  9.70
                           -------  -------  -------  -------  -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net Investment Income (2)     0.35     0.59     0.60     0.59     0.35
Net Realized and
  Unrealized Gain (Loss)
  on Investments             (0.10)    0.18    (0.02)   (0.09)    0.10
                           -------  -------  -------  -------  -------
Total from Investment
  Operations                  0.25     0.77     0.58     0.50     0.45
                           -------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
Distributions from Net
  Investment Income          (0.39)   (0.54)   (0.57)   (0.51)   (0.11)
Distributions from
  Paid-in-Capital               --       --       --       --    (0.44)
                           -------  -------  -------  -------  -------
Total Distributions          (0.39)   (0.54)   (0.57)   (0.51)   (0.55)
                           -------  -------  -------  -------  -------
Net Asset Value per
  Share, End of Year       $  9.69  $  9.83  $  9.60  $  9.59  $  9.60
                           =======  =======  =======  =======  =======
Total Return                  2.64%    8.16%    6.21%    5.36%    4.73%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year
  (in thousands)           $20,205  $54,351  $60,925  $53,496  $43,639
Ratio of Expenses to
  Average Net Assets          1.00%(1)    0.64%(1)    0.62%(1)    0.75%(1)    0.83%
Ratio of Net Investment
  Income to
  Average Net Assets          3.56%    6.01%    6.26%    6.10%    3.61%
Portfolio Turnover Rate     107.51%   37.69%   27.97%   53.48%   68.40%

(1) THE INVESTMENT ADVISOR HAS VOLUNTARILY AGREED TO REDUCE ITS FEE, OR TO PAY THE OPERATING EXPENSES OF THE FUND, TO THE EXTENT NECESSARY TO LIMIT THE ANNUAL ORDINARY OPERATING EXPENSES OF THE FUND. HAD SUCH ACTION NOT BEEN TAKEN, TOTAL ANNUALIZED OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS WOULD HAVE BEEN 1.17%, 0.79%, 0.77% AND 0.80% FOR THE YEARS ENDED OCTOBER 31, 2002, 2001, 2000 AND 1999, RESPECTIVELY.
(2)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO TOTAL RETURN BOND FUND
                                                                          [ICON]
--------------------------------------------------------------------------------
I CLASS
FINANCIAL HIGHLIGHTS

                                      YEAR ENDED OCTOBER 31,
                           ---------------------------------------------
                             2002     2001     2000     1999      1998
                           --------  -------  -------  -------  --------
Net Asset Value per
  Share, Beginning of
  Year                     $   9.81  $  9.07  $  8.96  $  9.76  $   9.91
                           --------  -------  -------  -------  --------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net Investment Income (1)      0.76     0.60     0.59     0.62      0.84
Net Realized and
  Unrealized Gain (Loss)
  on Investments               0.13     0.71     0.12    (0.60)    (0.07)
                           --------  -------  -------  -------  --------
Total from Investment
  Operations                   0.89     1.31     0.71     0.02      0.77
                           --------  -------  -------  -------  --------
LESS DISTRIBUTIONS:
Distributions from Net
  Investment Income           (0.75)   (0.57)   (0.60)   (0.82)    (0.87)
Distributions from Net
  Realized Gain                  --       --       --       --     (0.05)
                           --------  -------  -------  -------  --------
Total Distributions           (0.75)   (0.57)   (0.60)   (0.82)    (0.92)
                           --------  -------  -------  -------  --------
Net Asset Value per
  Share, End of Year       $   9.95  $  9.81  $  9.07  $  8.96  $   9.76
                           ========  =======  =======  =======  ========
Total Return                   9.43%   14.78%    8.32%    0.20%     8.20%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year
  (in thousands)           $134,474  $89,096  $71,115  $90,275  $101,501
Ratio of Expenses to
  Average Net Assets           0.70%    0.74%    0.77%    0.69%     0.70%
Ratio of Net Investment
  Income to Average Net
  Assets                       7.78%    6.31%    6.63%    6.62%     8.52%
Portfolio Turnover Rate       25.89%   11.26%    8.44%   28.07%    27.95%

(1)  COMPUTED USING AVERAGE SHARES OUSTANDING THROUGHOUT THE PERIOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

N CLASS
FINANCIAL HIGHLIGHTS

                                                          MARCH 1, 1999
                                                         (COMMENCEMENT OF
                                                           OFFERING OF
                                YEAR ENDED OCTOBER 31,   N CLASS SHARES)
                                -----------------------      THROUGH
                                 2002     2001    2000   OCTOBER 31, 1999
                                -------  ------  ------  ----------------
Net Asset Value per Share,
  Beginning of Period           $ 10.06  $ 9.33  $ 9.23       $ 9.40
                                -------  ------  ------       ------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net Investment Income (4)          0.79    0.60    0.58         0.43
Net Realized and Unrealized
  Gain (Loss)
  on Investments                   0.12    0.71    0.12        (0.49)
                                -------  ------  ------       ------
Total from Investment
  Operations                       0.91    1.31    0.70        (0.06)
                                -------  ------  ------       ------
LESS DISTRIBUTIONS:
Distributions from Net
  Investment Income               (0.75)  (0.58)  (0.60)       (0.11)
                                -------  ------  ------       ------
Net Asset Value per Share, End
  of Period                     $ 10.22  $10.06  $ 9.33       $ 9.23
                                =======  ======  ======       ======
Total Return                       9.40%  14.45%   8.09%       (0.69)% (1)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in
  thousands)                    $34,589  $  568  $   49       $   37
Ratio of Expenses to Average
  Net Assets (3)                   1.00%   1.01%   1.02%        1.02% (2)
Ratio of Net Investment Income
  to
  Average Net Assets               7.76%   6.08%   6.38%        7.00% (2)
Portfolio Turnover Rate           25.89%  11.26%   8.44%       28.07% (1)

(1) FOR THE PERIOD MARCH 1, 1999 (COMMENCEMENT OF OFFERING OF N CLASS SHARES) THROUGH OCTOBER 31, 1999 AND NOT INDICATIVE OF A FULL YEAR'S OPERATING RESULTS.
(2)  ANNUALIZED.
(3) THE INVESTMENT ADVISOR HAS VOLUNTARILY AGREED TO REDUCE ITS FEE, OR TO PAY THE OPERATING EXPENSES OF THE FUND, TO THE EXTENT NECESSARY TO LIMIT THE ANNUAL ORDINARY OPERATING EXPENSES OF THE FUND AS DISCLOSED IN NOTE 5 IN THE NOTES TO THE FINANCIAL STATEMENTS. HAD SUCH ACTION NOT BEEN TAKEN, TOTAL ANNUALIZED OPERATING EXPENSES, AS A PERCENTAGE OF AVERAGE NET ASSETS, WOULD HAVE BEEN 1.44%, 13.28% AND 89.63% FOR THE YEARS ENDED OCTOBER 31, 2002, 2001, AND 2000, RESPECTIVELY, AND 722.10% FOR THE PERIOD FROM MARCH 1, 1999 (COMMENCEMENT OF OFFERING OF N CLASS SHARES) TO OCTOBER 31, 1999.
(4)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO FUNDS, INC.
                                                                          [ICON]
--------------------------------------------------------------------------------
U.S. FIXED INCOME
INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of TCW Galileo Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of TCW Galileo Money Market Fund, TCW Galileo Core Fixed Income Fund, TCW Galileo Flexible Income Fund, TCW Galileo High Yield Bond Fund, TCW Galileo Short Term Bond Fund, and TCW Galileo Total Return Bond Fund (the "TCW Galileo U.S. Fixed Income Funds") (six of twenty-eight funds comprising TCW Galileo Funds, Inc.) as of October 31, 2002 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the periods ended October 31, 2002 and 2001, and the financial highlights for each of the respective periods in the periods ended October 31, 2002. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002 by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective TCW Galileo U.S. Fixed Income Funds as of October 31, 2002, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

[SIG]

December 17, 2002
Los Angeles, California

TCW GALILEO FUNDS, INC.
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS OF THE COMPANY

A board of eight directors is responsible for overseeing the operations of the 28 Galileo Funds. The directors of the Funds, and their business addresses and their principal occupations for the last five years are set forth below.

INDEPENDENT DIRECTORS

         NAME, ADDRESS,
            AGE AND                    TERM OF OFFICE AND           PRINCIPAL OCCUPATION(S)           OTHER DIRECTORSHIPS
      POSITION WITH FUNDS            LENGTH OF TIME SERVED            DURING PAST 5 YEARS               HELD BY DIRECTOR
 ------------------------------  ------------------------------  ------------------------------  ------------------------------
 Norman Barker, Jr. (79)         Mr. Barker has served as a      Private Investor.               ICN Pharmaceuticals, Inc., TCW
 9601 Wilshire Blvd.             director since inception of                                     Convertible Securities
 Beverly Hills, CA. 90210        TCW Galileo Funds, Inc. in                                      Fund, Inc. (closed end fund).
 Director                        September 1992.

 Samuel P. Bell (66)             Mr. Bell has served as a        President, Los Angeles          Apex Mortgage Capital, Inc.
 333 South Hope Street           director of TCW Galileo         Business Advisors since 1996.   (real estate investment trust)
 Suite 1253                      Funds, Inc. since October       Previously Mr. Bell served as   and TCW Convertible Securities
 Los Angeles, CA. 90071          2002.                           the Area Managing Partner of    Fund, Inc. (closed-end fund).
 Director                                                        Ernst & Young for the Pacific
                                                                 Southwest Area.

 Richard W. Call (77)            Mr. Call has served as a        Private Investor. Former        TCW Convertible Securities
 c/o Mayer, Brown & Platt        director of TCW Galileo         President of The Seaver         Fund, Inc. (closed-end fund).
 Counsel to the Independent      Funds, Inc. since February      Institute (a private
 Directors                       1994.                           foundation).
 1675 Broadway
 New York, NY 10019
 Director

 Matthew K. Fong (48)            Mr. Fong has served as a        Of Counsel Sheppard, Mullin,    ESS Technology, Inc.,
 333 South Hope Street           director of TCW Galileo         Richter & Hamilton (law firm)   American National Title, TCW
 Los Angeles, CA. 90071          Funds, Inc. since April 1999.   since 1999. From 1995 to 1998,  Convertible Securities
 Director                                                        Mr. Fong served as Treasurer    Funds, Inc. (closed-end
                                                                 of the State of California.     fund); Metropolitan West
                                                                                                 Capital Intrinsic Value Equity
                                                                                                 and International Value Equity
                                                                                                 Funds (mutual funds).

 John A. Gavin (71)              Mr. Gavin has served as a       Founder and Chairman of Gamma   Apex Mortgage Capital Inc.
 c/o Mayer, Brown & Platt        director of TCW Galileo         Holdings (international         (real estate investment
 Counsel to the Independent      Funds, Inc., since May 2001.    capital consulting firm).       trust), TCW Convertible
 Directors                                                                                       Securities Fund, Inc.
 1675 Broadway                                                                                   (closed-end fund). Hotchkis
 New York, NY 10019                                                                              and Wiley Funds (mutual funds)
 Director

 Patrick C. Haden (49)           Mr. Haden has served as a       General Partner, Riordan,       Elkay Plastics Co., Inc.,
 300 South Grand Avenue          director of TCW Galileo         Lewis & Haden (venture capital  Indy Mac Mortgage Holdings
 Los Angeles, CA. 90071          Funds, Inc. since May 2001.     firm).                          (mortgage banking), Tetra
 Director                                                                                        Tech, Inc. (environmental
                                                                                                 consulting), TCW Convertible
                                                                                                 Securities Fund, Inc.
                                                                                                 (closed-end fund).

                                                                          [ICON]
--------------------------------------------------------------------------------

INTERESTED DIRECTORS

Each of these directors are "interested persons" of TCW Galileo Funds, Inc. ("Company") as defined in the 1940 Act because they are directors and officers of the Advisor, and shareholders and directors of The TCW Group, Inc., the parent company of the Advisor.

         NAME, ADDRESS,
            AGE AND                    TERM OF OFFICE AND           PRINCIPAL OCCUPATION(S)           OTHER DIRECTORSHIPS
      POSITION WITH FUNDS            LENGTH OF TIME SERVED            DURING PAST 5 YEARS               HELD BY DIRECTOR
 ------------------------------  ------------------------------  ------------------------------  ------------------------------
 Marc I. Stern (57)              Mr. Stern has served as a       President and Director, The     Apex Mortgage Capital Inc.
 865 South Figueroa Street       director since inception of     TCW Group, Inc., Chairman,      (real estate investment
 Los Angeles, CA. 90017          TCW Galileo Funds, Inc. in      the Advisor, President and      trust), Qualcomm Incorporated
 Chairman                        September 1992.                 Vice Chairman, TCW Asset        (wireless communications).
                                                                 Management Company, Vice
                                                                 Chairman, Trust Company of the
                                                                 West.

 Thomas E. Larkin, Jr. (62)      Mr. Larkin has served as a      Vice Chairman, The TCW          None.
 865 South Figueroa Street       director since inception of     Group, Inc., the Advisor, TCW
 Los Angeles, CA. 90017          TCW Galileo Funds, Inc., in     Asset Management Company and
 Director                        September 1992.                 Trust Company of the West.

The officers of the Company who are not directors of the Company are:

                                        POSITION(S) HELD            PRINCIPAL OCCUPATION(S)
        NAME AND ADDRESS                  WITH COMPANY              DURING PAST 5 YEARS (1)
 ------------------------------  ------------------------------  ------------------------------
 Alvin R. Albe, Jr. (48)*        President                       President and Director, the
                                                                 Advisor, Executive Vice
                                                                 President and Director of TCW
                                                                 Asset Management Company and
                                                                 Trust Company of the West;
                                                                 Executive Vice President, The
                                                                 TCW Group, Inc.

 Michael E. Cahill (51)*         Senior Vice President, General  Managing Director, General
                                 Counsel and Assistant           Counsel and Secretary, the
                                 Secretary                       Advisor, The TCW Group, Inc.,
                                                                 Trust Company of the West and
                                                                 TCW Asset Management Company.

 Charles W. Baldiswieler (43)*   Senior Vice President           Managing Director, the
                                                                 Advisor, Trust Company of the
                                                                 West and TCW Asset Management
                                                                 Company.

 Dennis J. McCarthy (44)*        Senior Vice President           Senior Vice President, the
                                                                 Advisor, Trust Company of the
                                                                 West and TCW Asset Management
                                                                 Company since October, 1999.
                                                                 Previously, Vice President
                                                                 with Founders Asset
                                                                 Management.

TCW GALILEO FUNDS, INC.
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS OF THE COMPANY (CONTINUED)

                                        POSITION(S) HELD            PRINCIPAL OCCUPATION(S)
        NAME AND ADDRESS                  WITH COMPANY              DURING PAST 5 YEARS (1)
 ------------------------------  ------------------------------  ------------------------------
 Ronald R. Redell (31)*          Senior Vice President           Senior Vice President, the
                                                                 Advisor, Trust Company of the
                                                                 West and TCW Asset Management
                                                                 Company since August, 2000.
                                                                 Previously, National Sales
                                                                 Manager with RS Investment
                                                                 Management (formerly Robertson
                                                                 Stephens).

 Philip K. Holl (52)*            Secretary                       Senior Vice President and
                                                                 Associate General Counsel, the
                                                                 Advisor, Trust Company of the
                                                                 West and TCW Asset Management
                                                                 Company; Secretary to TCW
                                                                 Convertible Securities
                                                                 Fund, Inc.

 David S. DeVito (40)*           Treasurer                       Managing Director and Chief
                                                                 Financial Officer, the
                                                                 Advisor, Trust Company of the
                                                                 West and TCW Asset Management
                                                                 Company; Treasurer to TCW
                                                                 Convertible Securities
                                                                 Fund, Inc.

(1) POSITIONS WITH THE TCW GROUP, INC. AND ITS AFFILIATES MAY HAVE CHANGED OVER TIME.

  * ADDRESS IS 865 SOUTH FIGUEROA STREET, 18TH FLOOR, LOS ANGELES, CALIFORNIA 90017

In addition, Hilary G.D. Lord, Managing Director and Chief Compliance Officer of Trust Company of the West, TCW Asset Management Company and the Advisor, is an Assistant Secretary of the Company and George N. Winn, Vice President of Trust Company of the West, TCW Asset Management Company and the Advisor is Assistant Treasurer of the Company.

[GRAPHIC]

TCW GALILE0 FUNDS
OCTOBER 31, 2002

SHAREHOLDER INFORMATION

DIRECTORS AND OFFICERS

MARK I. STERN
Director and Chairman of the Board

NORMAN BARKER, JR.
Director

SAMUEL P. BELL
Director

RICHARD W. CALL
Director

MATTHEW W. FONG
Director

JOHN A. GAVIN
Director

PATRICK C. HADEN
Director

THOMAS E. LARKIN, JR.
Director

ALVIN R. ALBE, JR.
President

CHARLES W. BALDISWIELER
Senior Vice President

MICHAEL E. CAHILL
Senior Vice President,
General Counsel and Assistant Secretary

DENNIS J. MCCARTHY
Senior Vice President

RON R. REDELL
Senior Vice President

PHILIP K. HOLL
Secretary

HILARY G.D. LORD
Assistant Secretary

DAVID S. DEVITO
Treasurer

GEORGE WINN
Assistant Treasurer

INVESTMENT ADVISOR

TCW INVESTMENT MANAGEMENT COMPANY
865 South Figueroa Street
Los Angeles, California 90017
(213) 244-0000

CUSTODIAN & ADMINISTRATOR

INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT

PFPC INC.
400 Bellevue Parkway
Wilmington, Delaware 19809

DISTRIBUTOR

TCW BROKERAGE SERVICES
865 South Figueroa Street
Los Angeles, California 90017

INDEPENDENT AUDITORS

DELOITTE & TOUCHE, LLP
350 South Grand Avenue
Los Angeles, California 90071


GALartFI1002


TCW GALILEO FUNDS